EXHIBIT 10.1


THIS PURCHASE AND ASSUMPTION AGREEMENT CONTAINS REPRESENTATIONS AND WARRANTIES THAT UNION BANK OF CALIFORNIA, N.A. AND WACHOVIA BANK, N.A. MADE TO EACH OTHER. THESE REPRESENTATIONS AND WARRANTIES WERE MADE AS OF SPECIFIC DATES, MAY BE SUBJECT TO IMPORTANT QUALIFICATIONS AND LIMITATIONS AGREED TO BY UNION BANK OF CALIFORNIA, N.A. AND WACHOVIA BANK, N.A. IN CONNECTION WITH NEGOTIATING THE TERMS OF THE PURCHASE AND ASSUMPTION AGREEMENT, AND MAY HAVE BEEN INCLUDED IN THE PURCHASE AND ASSUMPTION AGREEMENT FOR THE PURPOSE OF ALLOCATING RISK BETWEEN UNION BANK OF CALIFORNIA, N.A. AND WACHOVIA BANK, N.A. RATHER THAN ESTABLISHING MATTERS AS FACTS. ACCORDINGLY, THE PURCHASE AND ASSUMPTION AGREEMENT IS INCLUDED WITH THIS FILING ONLY TO PROVIDE INVESTORS WITH INFORMATION REGARDING THE TERMS OF THE PURCHASE AND ASSUMPTION AGREEMENT, AND NOT TO PROVIDE INVESTORS WITH ANY OTHER FACTUAL INFORMATION REGARDING THE PARTIES OR THEIR RESPECTIVE BUSINESSES. THE PURCHASE AND ASSUMPTION AGREEMENT SHOULD NOT BE READ ALONE, BUT SHOULD INSTEAD BE READ IN CONJUNCTION WITH THE OTHER INFORMATION REGARDING THE PARTIES AND THE TRANSACTION THAT WILL BE OR HAS BEEN CONTAINED IN, OR INCORPORATED BY REFERENCE INTO, THE FORMS 10-K, FORMS 10-Q, FORMS 8-K AND OTHER FILINGS THAT EACH OF UNION BANK OF CALIFORNIA, N.A. AND WACHOVIA BANK, N.A. OR THEIR AFFILIATES MAY MAKE WITH THE SECURITIES AND EXCHANGE COMMISSION.







                        PURCHASE AND ASSUMPTION AGREEMENT

                                  BY AND AMONG

                        UNION BANK OF CALIFORNIA, N. A.,

                     UNION BANK OF CALIFORNIA INTERNATIONAL,

                                       AND

                     UNION BANK OF CALIFORNIA SERVICOS LTDA.

                          AS SELLERS, ON THE ONE HAND,

                                       AND

                              WACHOVIA BANK, N.A.,

                         AS PURCHASER, ON THE OTHER HAND


                            DATED SEPTEMBER 21, 2005





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                                                                  EXECUTION COPY
















                        PURCHASE AND ASSUMPTION AGREEMENT

                                  BY AND AMONG

                        UNION BANK OF CALIFORNIA, N. A.,

                     UNION BANK OF CALIFORNIA INTERNATIONAL,

                                       AND

                     UNION BANK OF CALIFORNIA SERVICOS LTDA.

                          AS SELLERS, ON THE ONE HAND,

                                       AND

                              WACHOVIA BANK, N.A.,

                         AS PURCHASER, ON THE OTHER HAND


                            DATED SEPTEMBER 21, 2005

                                TABLE OF CONTENTS

                                                                            PAGE


ARTICLE I             DEFINITIONS.............................................1

ARTICLE II            TRANSFER AND ACQUISITION OF PURCHASED ASSETS...........14

         2.1      Purchased Assets...........................................14

                  2.1.1    Purchased Assets..................................14

                  2.1.2    Consents to Assignment............................14

         2.2      Excluded Assets............................................15

         2.3      Assumed Obligations........................................17

         2.4      Excluded Obligations.......................................18

         2.5      Closing Balance Sheet......................................18

         2.6      Consideration for Purchase of the Purchased Assets.........18

                  2.6.1    Consideration Amount at Principal Closing.........18

                  2.6.2    Consideration Amount at Subsequent Closings.......18

                  2.6.3    Closing Cash Consideration Amount.................18

         2.7      The Closing................................................19

                  2.7.1    Closing Procedures................................19

                  2.7.2    References to Closing and Effective Time..........19

                  2.7.3    Outside Principal Closing Date....................19

                  2.7.4    Outside Business Unit Closing Date................19

                  2.7.5    Deliverables at Each Closing......................20

                  2.7.6    Deliverables at the Principal Closing.............21

         2.8      True-Up....................................................21

                  2.8.1    Final Balance Sheet...............................21

                  2.8.2    Mutual Right of Review............................22

                  2.8.3    Dispute Resolution................................22

                  2.8.4    Payment of True-Up................................22

                  2.8.5    Interest..........................................23

         2.9      Contingent Payment.........................................23

                  2.9.1    Calculation of Conversion Percentage..............23

                  2.9.2    Payment of Contingent Payment.....................23

         2.10     Downward Adjustment........................................23

         2.11     Allocation of Consideration................................23

         2.12     Set-Off....................................................24


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                                TABLE OF CONTENTS
                                  (continued)

                                                                            PAGE


         2.13     Tax Treatment of Contingent Payments and Downward
                  Adjustments  ..............................................24

ARTICLE III           REPRESENTATIONS AND WARRANTIES OF SELLERS..............24

         3.1      Organization of UBOC.......................................24

         3.2      Organization of UBOCI......................................24

         3.3      Organization of Limitada...................................25

         3.4      Enforceability.............................................25

         3.5      Financial Statements.......................................25

                  3.5.1    Delivery of Financial Statements..................25

                  3.5.2    Sellers' Financial Statements.....................25

                  3.5.3    Baseline Sellers ADCR.............................26

         3.6      Assets.....................................................26

                  3.6.1    Customers.........................................26

                  3.6.2    Risk Assets.......................................26

                  3.6.3    Contingent Risk Assets and Contingent Risk
                           Liabilities.......................................26

                  3.6.4    Owned Real Property...............................26

                  3.6.5    Leased Real Property..............................26

                  3.6.6    Personal Tangible Property........................27

                  3.6.7    Business and Purchased Assets.....................27

         3.7      Litigation.................................................27

         3.8      Contracts..................................................27

         3.9      Intellectual Property and IT Assets........................28

         3.10     Licenses...................................................30

         3.11     Books and Records..........................................30

         3.12     Taxes and Tax Returns......................................30

         3.13     Employees and Employee Plans and Contracts.................30

                  3.13.1   Identification of Employee Plans and Contracts....30

                  3.13.2   Identification of Employees.......................30

                  3.13.3   ERISA Plans.......................................31

                  3.13.4   Non-U.S. Pension Plans............................31

         3.14     Labor Relations............................................31

         3.15     Insurance..................................................31

         3.16     Brokers or Finders.........................................31

         3.17     Absence of Certain Changes and Events......................31

         3.18     Compliance with Legal Requirements.........................32


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                                TABLE OF CONTENTS
                                  (continued)

                                                                            PAGE


         3.19     Sellers' Approvals.........................................33

         3.20     Hart-Scott Rodino..........................................33

ARTICLE IV            REPRESENTATIONS AND WARRANTIES OF PURCHASER............33

         4.1      Status of Purchaser........................................33

         4.2      Enforceability.............................................33

         4.3      Certain Proceedings........................................34

         4.4      Brokers or Finders.........................................34

         4.5      Purchaser's Approvals......................................34

         4.6      Investment Company.........................................34

         4.7      Bank Regulatory Matters....................................34

         4.8      Financing Available........................................34

         4.9      Baseline Purchaser ADCR....................................34

         4.10     Hart-Scott Rodino..........................................34

ARTICLE V             ADDITIONAL AGREEMENTS OF SELLERS AND PURCHASER.........35

         5.1      Conduct of the Business....................................35

         5.2      Purchaser's Access to the Business Prior to Closing........37

         5.3      Performance of this Agreement; Notification of Certain
                  Matters....................................................38

         5.4      Conversion.................................................38

                  5.4.1    General Procedures................................38

                  5.4.2    Costs/Revenues of Sellers' Post-Closing Operations39

         5.5      Employee Matters...........................................39

         5.6      [RESERVED].................................................40

         5.7      Communications.............................................40

         5.8      Execution and Delivery of Documents........................41

         5.9      Cooperation after the Closing..............................41

                  5.9.1    Further Assurances................................41

                  5.9.2    Sellers' Access to Records........................41

                  5.9.3    Purchaser's Access to Records.....................41

         5.10     Regulatory Approvals; Third Party Consents.................42

                  5.10.1   Regulatory Approvals..............................42

                  5.10.2   Third Party Consents..............................42

                  5.10.3   Agreements Affecting the Other Party..............43

         5.11     Regulatory Compliance......................................43

         5.12     No Solicitations...........................................43


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                                TABLE OF CONTENTS
                                  (continued)

                                                                            PAGE


         5.13     Trademarks.................................................43

         5.14     Non-Competition; Non-Solicitation; Confidentiality.........43

                  5.14.1   Sellers...........................................43

                  5.14.2   Restricted Area...................................43

                  5.14.3   Exceptions........................................44

                  5.14.4   Disposition of Business Activities................44

                  5.14.5   Enforcement.......................................45

                  5.14.6   Employee Non-Solicitation; No Hire................45

                  5.14.7   Rights Retained by Sellers........................46

                  5.14.8   Non-Disclosure Agreement..........................46

                  5.14.9   Confidentiality of Information of Purchaser.......46

                  5.14.10  Confidentiality of Information of Sellers.........47

                  5.14.11  Degree of Care for Confidential Information.......47

                  5.14.12  Exceptions to Confidentiality: Required
                           Disclosures.......................................47

                  5.14.13  No Representations and Warranties Regarding
                           Proprietary Information...........................48

         5.15     Privileged Information.....................................48

                  5.15.1   Privileged Documents in Books and Records.........48

                  5.15.2   Sellers Privileged Information....................49

         5.16     RESERVED...................................................49

         5.17     Updated Schedules..........................................49

         5.18     Section 314(b) of the Patriot Act..........................49

         5.19     [Reserved].................................................49

         5.20     Non-Disclosure Agreements..................................50

         5.21     Option to Acquire Certain Assets...........................50

         5.22     Risk Participation Assets..................................50

         5.23     IT Assets..................................................50

ARTICLE VI            CONDITIONS PRECEDENT TO THE OBLIGATION OF PURCHASER
                      TO CLOSE...............................................51

         6.1      Conditions Precedent to Principal Closing..................51

                  6.1.1    Representations, Warranties and Covenants.........51

                  6.1.2    Related Agreements................................51

                  6.1.3    Approvals and Consents............................52

                  6.1.4    Injunction and Litigation.........................52

                  6.1.5    Material Adverse Effect...........................52


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                                TABLE OF CONTENTS
                                  (continued)

                                                                            PAGE


         6.2      Conditions Precedent to Subsequent Closings................52

                  6.2.1    Principal Closing.................................52

                  6.2.2    Covenants.........................................52

                  6.2.3    Related Agreements................................52

                  6.2.4    Approvals and Consents............................52

                  6.2.5    Injunction and Litigation.........................53

         6.3      Subsequent Closings........................................53

ARTICLE VII           CONDITIONS PRECEDENT TO THE OBLIGATION OF SELLERS
                      TO CLOSE...............................................53

         7.1      Conditions Precedent to Principal Closing..................53

                  7.1.1    Representations, Warranties and Covenants.........53

                  7.1.2    Related Agreements................................53

                  7.1.3    Approvals and Consents............................54

                  7.1.4    Injunction and Litigation.........................54

         7.2      Conditions Precedent to Subsequent Closings................54

                  7.2.1    Principal Closing.................................54

                  7.2.2    Covenants.........................................54

                  7.2.3    Related Agreements................................54

                  7.2.4    Approvals and Consents............................54

                  7.2.5    Injunction and Litigation.........................54

         7.3      Subsequent Closings........................................55

ARTICLE VIII          TAX MATTERS............................................55

         8.1      Post-Closing Access to Records; Cooperation................55

         8.2      Allocation of Taxes; Tax Returns...........................55

         8.3      Additional Tax Matters.....................................56

         8.4      Survival...................................................56

ARTICLE IX            TERMINATION............................................56

         9.1      Termination................................................56

         9.2      Procedure of Termination...................................57

ARTICLE X             INDEMNIFICATION........................................57

         10.1     UBOC's Indemnification.....................................57

         10.2     Purchaser's Indemnification................................58

         10.3     Conditions of Indemnification..............................59

         10.4     Indemnification Limits.....................................61


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                                TABLE OF CONTENTS
                                  (continued)

                                                                            PAGE


                  10.4.1   Exclusions from Indemnification...................61

                  10.4.2   Right of Subrogation..............................61

                  10.4.3   Time Limits.......................................61

                  10.4.4   Limitations on Amount.............................61

                  10.4.5   Exclusive Remedy..................................62

ARTICLE XI            MISCELLANEOUS PROVISIONS...............................62

         11.1     Notices....................................................62

         11.2     Sole Agreement.............................................63

         11.3     Successors and Assigns.....................................64

         11.4     Interpretation.............................................64

         11.5     Dispute Resolution.........................................65

         11.6     Governing Law and Jurisdiction.............................65

         11.7     No Third Party Beneficiaries...............................65

         11.8     Expenses...................................................65

         11.9     Counterparts...............................................65

         11.10    Severability...............................................66

         11.11    Judicial Reference; Damages................................66

         11.12    Schedules and Exhibits.....................................66

         11.13    Sellers' Joint and Several Obligations.....................66

                                INDEX OF EXHIBITS



Exhibit A         Assumption Agreement
Exhibit B         Bill of Sale
Exhibit C         Risk Participation Agreement
Exhibit D         Business Employee Leasing Agreement
Exhibit E         Trademark and Trade Name License Agreement


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


                               INDEX OF SCHEDULES


Schedule 1(A)           Conversion and Retention Related Definitions
Schedule 1(B)           Excluded Accounts
Schedule 1(C)           Exceptions to Excluded Leases
Schedule 1(D)           Knowledge
Schedule 2.2(m)         Statutory Deposits
Schedule 2.2(u)         Other Excluded Assets
Schedule 2.9.2          Contingent Payment
Schedule 2.10           Downward Adjustment
Schedule 2.11           Allocation of Consideration
Schedule 3.1            Sellers' Business Branches and Representative Offices
Schedule 3.5.2 Qualifications Assumptions, Adjustments to Seller's Financial Statements
Schedule 3.6.1          Customers
Schedule 3.6.2          Risk Assets; Contingent Risk Assets and Contingent Risk
                        Liabilities
Schedule 3.6.5(A)       Leased Premises
Schedule 3.6.5(B)       Exceptions Regarding Breaches
Schedule 3.6.6(A)       Tangible Personal Property
Schedule 3.6.6(B)       Exceptions to Title of Tangible Personal Property
Schedule 3.7            Litigation
Schedule 3.8(A)         Contracts
Schedule 3.8(B)         Exception Regarding Defaults
Schedule 3.9.1          Registered Transferred Owned Intellectual Property
Schedule 3.9.4          Intellectual Property Actions Pending
Schedule 3.9.10         Exceptions to Intellectual Property Transfer
Schedule 3.10           Licenses
Schedule 3.13.1(A)      Employee Plans and Contracts
Schedule 3.13.1(B)      Exception to Administration of ERISA Plans
Schedule 3.13.2         Business Employees
Schedule 3.13.3         ERISA
Schedule 3.13.4 Exceptions to Administration of Retirement Plans outside the U.S.
Schedule 3.14           Labor Relations
Schedule 3.15           Insurance
Schedule 3.17           Absence of Certain Changes and Events
Schedule 3.18           Compliance with Legal Requirements
Schedule 3.19           Sellers' Approvals
Schedule 4.5            Purchaser's Approvals
Schedule 5.1(b)         Conduct of the Business
Schedule 5.4            Conversion Protocols
Schedule 5.5(b)         Benefits for Accepting Employees
Schedule 5.5(e)(i)(ii)  Employment Records of Transferred Employees
Schedule 5.14.6(a)      Seller's Employees
Schedule 5.14.6(b)      Purchaser's Employees


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


                        PURCHASE AND ASSUMPTION AGREEMENT


         THIS PURCHASE AND ASSUMPTION AGREEMENT (this "Agreement") is made and entered into this 21st day of September, 2005, by and among UNION BANK OF
CALIFORNIA,  N.A.,  a  national  banking  association  ("UBOC"),  UNION  BANK OF
CALIFORNIA  INTERNATIONAL,  a  corporation  organized  under the  provisions  of
Section 25A of the Federal Reserve Act ("UBOCI"), UNION BANK OF CALIFORNIA SERVICOS LTDA., a Brazilian limited liability company (sociedade limitada) ("LIMITADA" and together with UBOC and UBOCI, "Sellers"), and WACHOVIA BANK, N.A., a national banking association ("Purchaser").

                                    RECITALS

         WHEREAS, Purchaser wishes to purchase from Sellers, and Sellers wish to sell to Purchaser, all of the Purchased Assets (as hereinafter defined), and Purchaser desires to assume from Sellers, and Sellers desire to assign to Purchaser, all of the Assumed Obligations (as hereinafter defined), all upon the terms and subject to the conditions contained herein.

         NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser and Sellers agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

         The following terms, when used in this Agreement, shall have the meanings described in this Section:

         ACCEPTING EMPLOYEE shall have the meaning given in SCHEDULE 5.4.

         ACCOUNTANTS DISPUTE WORK PAPERS shall have the meaning given in Section 2.8.3.

         ACCOUNTING FIRM means a major firm of independent public accountants as to which the Parties shall mutually agree.

         AFFILIATE means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified; PROVIDED, HOWEVER, that with respect to Parent and Sellers, and each of their respective Subsidiaries, "Affiliate" shall exclude The Bank of Tokyo-Mitsubishi, Ltd. and its Affiliates (other than Parent and Sellers and each of their respective Subsidiaries).

         AGREEMENT shall have the meaning given in the preamble.

         ASSUMED OBLIGATIONS shall have the meaning given in Section 2.3.

         ASSUMED PRODUCT PRICES shall have the meaning given in SCHEDULE 1(A).

         ASSUMPTION AGREEMENT shall have the meaning given in Section 2.7.5(d).

         AVERAGE  DAILY CORE  REVENUE or ADCR  shall have the  meaning  given in
SCHEDULE 1(A).

         BASELINE SELLERS ADCR shall have the meaning given in SCHEDULE 1(A).

         BASELINE PERIOD shall have the meaning given in SCHEDULE 1(A).

         BASELINE PURCHASER ADCR shall have the meaning given in SCHEDULE 1(A).

         BASE PURCHASE PRICE shall have the meaning given in Section 2.6.1(b).

         BILL OF SALE shall have the meaning given in Section 2.7.5(e).

         BOOKS AND RECORDS means all records and all other data and information (in whatever form maintained) in the possession or control of Sellers or their Affiliates and to the extent related to the Business as currently conducted (except to the extent they relate to Excluded Assets or Excluded Obligations), including Customer lists, "know your customer" files with respect to the Customers, transaction detail, customer service and collection records, billing records, accounting records, administrative records and files and records relating to regulatory matters; PROVIDED, HOWEVER, that if any such financial or accounting records contain information that does not relate to the Business, such information and records shall not constitute "Books and Records."

         BOOK VALUE as used with respect to any Purchased Assets or Assumed Obligations shall mean the value at which such assets or liabilities are recorded on the balance sheets of the Business as of the date in question, which shall be in accordance with GAAP and otherwise consistent with the treatment of such or comparable items on Sellers' Financial Statements.

         BRADY BONDS means debt securities issued as part of a "Brady Plan restructuring" (as originally announced by former U.S. Treasury Secretary Nicholas F. Brady) or any similar country debt restructuring or financing plan. As commonly used, the term "Brady bond" includes debt securities that may or may not be collateralized, provided that they were issued either in exchange for commercial bank loans (or accrued interest thereon) or as one of the menu options made available as part of a sovereign debtor's restructuring or refinancing of its external indebtedness.

         BUSINESS means International Banking Group activities and operations. Notwithstanding the foregoing, for all purposes under this Agreement, the term "Business" shall not include:

                  (i)  the  operations  of  the   International   Banking  Group
conducted through its representative office in Moscow;

                  (ii) International Banking Group customers headquartered or principally located in nations formerly constituting the Soviet Union and in Eastern Europe;

                  (iii) the domestic businesses of the International Banking Group related to U.S. branches and agencies of foreign banks;

                  (iv) the activities and operations characterized internally by Sellers as the U.S. International and U.S. Export Industries, which includes domestic customers (other than financial institutions) serviced by the
International Bank Group through such activities and operations and the activities and operations of the International Banking Group conducted through offices located in Portland, Oregon; Seattle, Washington; and San Francisco and Monterey Park, California;

                  (v) the processing center located in Monterey Park, California to the extent providing letter of credit processing services for domestic and international clients; and

                  (vi) Excluded Accounts.

         BUSINESS ACTIVITIES shall have the meaning given in Section 5.14.3(c).

         BUSINESS DAY means any day other than a Saturday, Sunday or a day on which commercial banks in New York, New York are authorized or required by law to be closed.

         BUSINESS EMPLOYEES means each Person having the status of an employee whose working time is primarily spent serving in the Business, including, without limitation, each such Person currently on leave of absence, vacation, sick days, short or long term disability or workers' compensation.

         BUSINESS  EMPLOYEE  LEASING  AGREEMENT  shall have the meaning given in
Section 2.7.6(b).

         BUSINESS INTELLECTUAL PROPERTY means all Intellectual Property Rights primarily related to, primarily used in or primarily held for use in the Business.

         BUSINESS   INTELLECTUAL   PROPERTY  CONTRACTS  means  all  Intellectual
Property Contracts primarily related to, primarily used in or primarily held for use in the Business.

         BUSINESS IT ASSETS means all IT Assets primarily related to, primarily used in or primarily held for use in the Business.

         BUSINESS LEASES means all real property leased or subleased to Sellers or their Affiliates and used in connection with the Business.

         BUSINESS UNIT means the respective portion of the Business conducted through offices in each of the following jurisdictions or locations (each of which numbered jurisdictions or locations below shall be considered a separate Business Unit): (i) the offices through which the Principal Business Unit conducts business, (ii) Japan, (iii) South Korea, (iv) China (excluding Hong
Kong) (v) Hong Kong, (vi) Philippines, (vii) Brazil, (viii) India, (ix) Indonesia, (x) Malaysia, (xi) Singapore, (xii) Thailand, (xiii) Vietnam, (xiv) Cayman Islands and (xv) Taiwan.

         CLAIM shall have the meaning given in Section 11.11(a).

         CLOSING  and  CLOSING  DATE  shall have the  meanings  given in Section
2.7.1.

         CLOSING BALANCE SHEET shall have the meaning given in Section 2.5.

         CLOSING  CASH  CONSIDERATION  AMOUNT  shall have the  meaning  given in
Section 2.6.3.

         CODE means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

         COMPUTER  PROGRAM means (i) existing  computer  software,  programs and applications,  including all object code and reasonably  available  source code,
(ii) all versions, updates, corrections, enhancements and modifications thereof,
(iii) all descriptions, flow-charts and logic diagrams, programmers' comments, schematics, and other work product used to design, plan, organize and develop any of the foregoing, and (iv) all documentation, including technical specifications, user manuals and training materials, relating to any of the foregoing.

         CONTINGENT PAYMENT shall have the meaning given in Section 2.9.2.

         CONTINGENT PAYMENT DATE shall have the meaning given in Section 2.9.2.

         CONTINGENT RISK ASSET means a Risk Asset that would be required to be set forth on Schedule RC-L of the Consolidated Reports of Condition and Income for a Bank with Domestic and Foreign Offices -- FFIEC 031.

         CONTINGENT RISK LIABILITY means an off-balance sheet liability of the kind that would be required to be set forth on Schedule RC-L of the Consolidated Reports of Condition and Income for a Bank with Domestic and Foreign Offices -- FFIEC 031.

         CONTRACT means any contract, lease, sales order, purchase order, commitment or other agreement, whether written or oral.

         CONTRACT INTEREST RATE means the prime rate for money center banks as reported in the WALL STREET Journal from time to time.

         CONTROL shall have the meaning given in Section 5.14.1.

         CONVERSION shall have the meaning given in Section 5.4.1.

         CONVERSION MEASUREMENT MONTH shall have the meaning given in SCHEDULE 1(A).

         CONVERSION PERCENTAGE shall have the meaning given in SCHEDULE 1(A).

         CONVERSION PERCENTAGE  CALCULATION DATE shall have the meaning given in
Section 2.9.1.

         CONVERSION  PERIOD  COMBINED  ADCR  shall  have  the  meaning  given in
SCHEDULE 1(A).

         CONVERSION PROTOCOLS shall have meaning given in Section 5.4.1.

         COPYRIGHTS means mask rights, original works of authorship and copyrights, registrations and applications for registration thereof throughout the world, all renewals, extensions, restorations and reversions thereof, all moral and common?law rights thereto, all rights therein provided by
international   treaties  or  conventions,   and  all  other  rights  associated
therewith.

         CORE PRODUCTS shall have the meaning given in SCHEDULE 1(A).

         CUSTOMER means a Person maintaining a Risk Asset or deposit relationship with any of the Sellers and/or on whose behalf any of the Sellers provides correspondent banking or trade related finance or processing services, in all cases in connection with the Business, but does not include any Person maintaining an Excluded Account or any customer relationship excluded from the definition of Business.

         DISPUTE OFFICER shall have the meaning given in Section 10.3(a).

         DOWNWARD ADJUSTMENT shall have the meaning given in Section 2.10.

         EFFECTIVE TIME shall have the meaning given in Section 2.7.1.

         EMPLOYEE PLAN OR CONTRACT means (i) each individual employment or severance Contract with a current Business Employee; (ii) each plan or Contract providing for deferred compensation, bonuses, stock options, employee stock purchases, other equity-compensation or equity appreciation rights, incentive compensation, executive compensation payments or Severance Benefits or any other employee benefit (including, but not limited to, fringe benefits as defined in Section 132 of the Code, and whether or not in writing), in each case covering current Business Employees; (iii) any ERISA Plan covering any current Business Employee and (iv) Sellers' Retention Program; PROVIDED, HOWEVER, that Employee Plan or Contract shall not mean any employee benefit required to be provided by Legal Requirements that are not otherwise part of Sellers' applicable and effective written plan or policy or otherwise embodied in a Contract with any Business Employee.

         EMPLOYMENT TIME shall have the meaning given in SCHEDULE 5.4.

         ENCUMBRANCE means any pledge, security interest, mortgage, community property interest, lien (including but not limited to liens for unpaid taxes), attachment, automatic or other stay in a bankruptcy or insolvency proceeding, trust agreement, constructive or resulting trust, voting trust or agreement, restricted stock agreement, right of first refusal, or option, including any restriction on use, voting, transfer, receipt of income, or exercise of any other attribute of ownership.

         ENFORCEABILITY EXCEPTIONS shall have the meaning given in Section 3.4.

         ENVIRONMENTAL LAW shall mean any Legal Requirement relating to the protection of the natural environment (i.e., air, water and soil), including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. Section 9601, ET SEQ.); the Resource Conservation and Recovery Act (42 U.S.C. Section 6901, ET SEQ.); the Clean Air Act, as amended (42 U.S.C. Section 7401, ET SEQ.); the Federal Water Pollution Control Act, as amended (33 U.S.C. Section 1251, ET SEQ.); the Toxic Substances Control Act, as amended (15 U.S.C. Section 9601, ET SEQ.); the Emergency Planning and Community Right-to-Know Act of 1986 (42 U.S.C. Section 11001, ET SEQ.); the Safe Drinking Water Act (42 U.S.C. Section 300f, ET SEQ.); and all comparable state and local laws and laws of other jurisdictions.

         ERISA means the Employee Retirement Income Security Act of 1974.

         ERISA PLAN means an employee benefit plan as defined in Section 3(3) of ERISA.

         EXCLUDED ACCOUNTS means the accounts of the Persons listed as of the date hereof on SCHEDULE 1(B) and the accounts of such other Persons as Purchaser may elect to add to SCHEDULE 1(B), in its reasonable discretion, applying its policies and standards substantially consistent with those used to determine the Persons listed on SCHEDULE 1(B) as of the date hereof.

         EXCLUDED ASSETS shall have the meaning given in Section 2.2.

         EXCLUDED BUSINESS INTELLECTUAL PROPERTY CONTRACTS means all Business Intellectual Property Contracts concerning Business IT Assets and/or Computer Programs primarily related to, primarily used in or primarily held for use in the Business, except to the extent Purchaser exercises its option with respect thereto pursuant to Section 5.23 hereof.

         EXCLUDED BUSINESS IT ASSETS means all Business IT Assets, except to the extent Purchaser exercises its option with respect thereto pursuant to Section
5.23 hereof.

         EXCLUDED CONTRACTS means all Contracts except for (i) Business Leases that constitute Purchased Assets; (ii) Business Intellectual Property Contracts that constitute Purchased Assets; and (iii) those Contracts with respect to which Purchaser exercises its option pursuant to Section 5.21.2.

         EXCLUDED LEASES means all Business Leases except those Business Leases set forth on SCHEDULE 1(C).

         EXCLUDED OBLIGATIONS shall have the meaning given in Section 2.4.

         EXTERNAL COMMUNICATIONS PLAN has the meaning given in the Conversion Protocols.

         FDIA means the Federal Deposit Insurance Act, 12 USC ss.1811 ET SEQ.

         FEDERAL RESERVE means the Board of Governors of the Federal Reserve System.

         FINAL BALANCE SHEET shall have the meaning given in Section 2.8.1.

         FINAL CASH CONSIDERATION AMOUNT shall have the meaning given in Section 2.8.1.

         FINAL RETENTION PERCENTAGE means the greater of the (i) the Conversion Percentage and (ii) the Initial Retention Percentage.

         GAAP means United States generally accepted accounting principles.

         GOVERNMENTAL AUTHORITY means any government or political subdivision, board, commission or other instrumentality thereof, whether federal, state, local or foreign.

         GROWTH FACTOR shall have the meaning given in SCHEDULE 1(A).

         HAZARDOUS MATERIALS means any substance, chemical, waste or other material the presence of which requires investigation or remediation under any Environmental Law; or which is or becomes defined as a hazardous waste, hazardous substance, hazardous material, used oil, pollutant or contaminant under any Environmental Law.

         HSR ACT means the Hart-Scott Rodino Antitrust Improvements Act of 1976.

         INDEMNIFIED PARTY shall have the meaning given in Section 10.3.

         INDEMNIFYING PARTY shall have the meaning given in Section 10.3.

         INITIAL RETENTION PERCENTAGE means the average of the three Retention Metric Quotients.

         INTANGIBLE ASSETS means, with respect to assets appearing on any balance sheet, those rights and other nonphysical resources such as core deposit intangibles, Intellectual Property Rights; deferred tax assets, goodwill, Computer Programs, capitalized advertising costs, capitalized development costs, organizational costs, licenses, leases, franchises and permits.

         INTELLECTUAL   PROPERTY   CONTRACTS  means  all  Contracts   concerning
Intellectual Property Rights or IT Assets to which Sellers and/or their Affiliates are a party, including (a) licenses of Intellectual Property Rights
(i) by any Seller or their Affiliates to any third party, (ii) by any third party to any Seller or their Affiliates, or (iii) between or among Sellers and/or their Affiliates, (b) agreements, licenses or leases relating to the development, use, maintenance, support, transfer or transmission of Intellectual Property Rights or IT Assets, (c) consents, settlements, decrees, orders, injunctions, judgments, or rulings governing the use, validity, or enforceability of Intellectual Property Rights or IT Assets, and (d) agreements pursuant to which any third party has an ownership or security interest in any Intellectual Property Rights or IT Assets.

         INTELLECTUAL PROPERTY RIGHTS means collectively: (i) Patents, (ii) Copyrights, (iii) Trademarks, (iv) Trade Secrets, (v) copies and tangible embodiments of any of the foregoing in whatever form or medium, (vi) all rights to sue, recover and retain damages, costs and fees for past, present and future infringement, misappropriation, dilution, or other violation of or interference or conflict with any of the foregoing; and (vii) rights to apply for or register any of the foregoing.

         INTERNATIONAL BANKING GROUP means the international correspondent banking and trade-related product business identified internally (and reported as a separate business segment publicly) by UBOC as the "International Banking Group" and conducted through the domestic offices of Sellers located in San Francisco, Monterey Park, Los Angeles, and New York; through foreign branches located in Tokyo, Taipei, Seoul, Hong Kong, Manila, and Grand Cayman; and the representative office activities conducted through offices of Sellers located in Brazil (Sao Paulo), China (Beijing and Shanghai), India (Mumbai, Chennai and New Delhi), Indonesia (Jakarta), Malaysia (Kuala Lumpur), Philippines (Cebu Island, a liaison office of Manila Branch), Singapore (Singapore), Thailand (Bangkok), and Vietnam (Ho Chi Minh City and Hanoi).

         IT ASSETS means computer systems, networks, hardware, Computer Programs, firmware, middleware, servers, workstations, routers, hubs, switches, telecommunications and data communication lines and all other information technology equipment, and all related documentation.

         IRS means the Internal Revenue Service.

         KNOWLEDGE means, with respect to each of Sellers, on the one hand, and Purchaser, on the other hand, (i) the actual knowledge, without independent investigation, of those individuals set forth on SCHEDULE 1(D) and (ii) such knowledge as those individuals set forth on SCHEDULE 1(D) reasonably would be expected to have in light of their respective employment positions or titles with Sellers or Purchaser, as applicable.

         LEASED PREMISES shall have the meaning given in Section 3.6.5.

         LEGAL REQUIREMENT means any law, statute, ordinance, regulation, writ, injunction, rule, established principle of common law, directive, decree, administrative ruling or enforceable supervisory policy of any Governmental Authority or applicable court decision.

         LICENSE means any license, permit, order, approval or non-objection, registration, membership, authorization or qualification under any federal, state or local law or with any Governmental Authority or under any industry or non-governmental self-regulatory organization used by the Business.

         LICENSED BUSINESS INTELLECTUAL PROPERTY means Business Intellectual Property that Sellers are licensed or otherwise permitted by other Persons to use in the operation of the Business.

         LIMITADA shall have the meaning given in the recitals.

         LOSS means all losses, costs, obligations, liabilities, settlement payments, awards, judgments, fines, penalties, damages, and expenses (including but not limited to reasonable and necessary fees of counsel, investigators, expert witnesses, consultants and other professionals, court filing fees, court costs, arbitration fees or costs, witness fees and other similar expenses), whether or not relating to claims of third persons.

         MATERIAL ADVERSE EFFECT means with respect to any Party or the Business any effect, condition, event, change or occurrence (or any combination thereof)
(a) that is materially adverse to the business, condition (financial or otherwise) or results of operations of the Business or such Party taken as a whole or (b) that materially impairs the ability of such Party to consummate the transactions contemplated by this Agreement; PROVIDED, HOWEVER, that in determining whether a Material Adverse Effect with respect to the Business, or a Party, as the case may be, has occurred there shall be excluded any effect, condition, event, change or occurrence impacting the Business or such Party to the extent caused by: (i) any change generally affecting banks (including Edge Act corporations) or bank holding companies in laws, regulations or rules (or enforcement or interpretations thereof), or of GAAP or regulatory accounting principles or requirements

(unless such change has a materially disproportionate adverse effect on the Business or such Party, as the case may be, relative to similarly situated business or banking organizations); (ii) any change generally affecting correspondent banking providers or the market for correspondent banking products and services (unless such change has a materially disproportionate adverse effect on the Business or such Party, as the case may be, relative to similarly situated business or correspondent banking providers); (iii) any change in markets or conditions (financial, political or economic) affecting international, national or local economies or financial markets or the banking industry, including without limitation interest or exchange rates, convertibility of foreign currencies, war, terrorism, or hostilities (unless such change has a materially disproportionate adverse effect on the Business or such Party, as the case may be, relative to similarly situated banking organizations); (iv) any disruption of employee, customer, supplier or other similar relationships or other event or circumstance resulting from or attributable to the execution or announcement of this Agreement or the pendency of the transactions contemplated hereby or by the Related Agreements; (v) any changes made by Sellers in the Business or other actions taken, delayed or omitted to be taken by Sellers at the request or with the consent of Purchaser or any of its representatives; (vi) with respect to the Business, any actions (including, without limitation, any corrective actions) taken or to be taken by or against Sellers, or any penalties, restrictions, regulations or fines imposed on Sellers, in connection with the Written Agreement or the MOU as each is in effect as of the date hereof (but not including any such actions, penalties, restrictions, regulations or fines in connection with any amendment or modification to the Written Agreement or the MOU after the date hereof or any other regulatory enforcement proceeding or any criminal proceeding); or (vii) any decrease in the revenue of the Business occurring after the date of the Agreement, whether or not resulting in a Downward Adjustment pursuant to Section 2.10.

         MOU means that certain Memorandum of Understanding entered into by and between UBOC and the OCC dated March 23, 2005.

         NON-COMPETE TERM shall have the meaning given in Section 5.14.1.

         NON-DISCLOSURE AGREEMENT means that certain Non-Disclosure Agreement dated as of May 20, 2005 by and between UBOC and Purchaser.

         NON-OVERLAP CUSTOMER NOTICE has the meaning given in the Conversion Protocols.

         OCC means the Office of the Comptroller of the Currency or its successors in interest.

         OUTSIDE  BUSINESS  UNIT  CLOSING  DATE shall have the meaning  given in
Section 2.7.4

         OUTSIDE PRINCIPAL CLOSING DATE shall have the meaning given in Section 2.7.3.

         OVERLAP CUSTOMER NOTICE has the meaning given in the Conversion Protocols.

         OWNED BUSINESS INTELLECTUAL PROPERTY means all Business Intellectual Property owned by Sellers and their Affiliates.

         OWNED BUSINESS IT ASSETS means all Business IT Assets owned by Sellers and their Affiliates. PARENT means UnionBanCal Corporation.

         PARTIES means Sellers and Purchaser.

         PATENTS means patents, patent applications, utility model registrations, statutory invention registrations, and industrial designs, including reissues, substitutions, renewals, divisions, continuations, continuations-in-part, extensions, and reexaminations thereof, all inventions disclosed therein and improvements thereto, all rights therein provided by international treaties or conventions, and all other rights associated therewith.

         PERMITTED ENCUMBRANCES, as to any Purchased Asset, means each of the following: (i) Encumbrances for Taxes, assessments and governmental charges or levies not yet due and payable; (ii) Encumbrances arising out of judgments or awards in respect of which Sellers or their Subsidiaries are in good faith prosecuting an appeal or proceeding for review and in respect of which it has secured a subsisting stay of execution pending such appeal of proceeding and which are disclosed or reserved against on the balance sheet of the Business;
(iii) zoning restrictions, easements, licenses and other restrictions on the use of real property or any interest therein, or minor irregularities in title thereto, which do not, individually or in the aggregate, adversely affect in any material respect the current use and enjoyment of such property by the Business or the merchantability or the value of such property or interest therein; (iv) purchase money mortgages or other purchase money or vendor's Encumbrances (including, without limitation, finance leases) to the extent that the corresponding liability is disclosed or reserved against on the balance sheet of the Business, PROVIDED THAT no such Encumbrance shall extend to or cover any property other than that so purchased; (v) Encumbrances on Risk Assets (other than loans) given to secure deposits and other liabilities of Sellers arising in the ordinary course of the operation of the Business (including those given to secure borrowings, advances, or discount window availability from any private or governmental banking entity or any clearinghouse); and (vi) materialmen's, mechanics', carriers', workmen's and repairmen's liens and other similar common law or statutory Encumbrances arising or incurred in the ordinary course that do not, individually or in the aggregate, adversely affect in any material respect the use and enjoyment of any Purchased Asset.

         PERSON means any natural person, corporation, partnership, limited liability company, trust, joint venture or other entity.

         POST-CLOSING PERIOD means, with respect to any Business Unit, any taxable period beginning after the Effective Time with respect to the Closing Date therefor or, in the case of any tax period which includes the Effective Time with respect to the Closing Date therefor, the portion of such period beginning after the Effective time in respect of such Closing Date.

         PRE-CLOSING BUSINESS OPERATIONS means the operation of a Business Unit by Sellers or any of their Affiliates prior to the Effective Time with respect to the Closing Date therefor.

         PRE-CLOSING PERIOD means, with respect to any Business Unit, any taxable period ending on or before the Effective Time with respect to the Closing Date therefor or, in the case of any taxable period which includes, but does not end on, the Effective Time with respect to the Closing Date therefor, the portion of such period up to the Effective Time in respect of such Closing Date.

         PRINCIPAL BUSINESS UNIT means the Business conducted through offices in the United States of America.

         PRINCIPAL CLOSING means the Closing related to the Principal Business Unit.

         PRINCIPAL CLOSING DATE means the Closing Date with respect to the Principal Closing.

         PRINCIPAL EFFECTIVE TIME means the Effective Time of the Principal Closing.

         PRIVILEGED DOCUMENTS shall have the meaning given in Section 5.15.1.

         PROHIBITED SERVICES shall have the meaning given in Section 5.14.1.

         PROPOSAL shall have the meaning given in Section 5.12.

         PROPRIETARY INFORMATION means any and all information and material disclosed by one Party or its Representatives, to the other Party or its Representatives pursuant to the Non-Disclosure Agreement or otherwise in connection with the transactions contemplated hereby and by the Related
Agreements or in the course of a Party's evaluation of, and due diligence relating to, the transactions contemplated hereby and by the Related Agreements, or obtained by a Party through inspection or observation of the other Party's properties, facilities or operations, together with all communications, data, reports, analyses, compilations, studies, interpretations, records, notes, lists, financial statements or other materials or information prepared by a Party or its Representatives that contain or otherwise reflect or are based upon, in whole or in part, any Proprietary Information, or that reflect the review of, interest in, or evaluation of all or any portion of the transactions contemplated hereby and by the Related Agreements or the other Party's business, whether tangible or intangible, furnished or prepared in writing, or in oral, graphic, electronic or any other form or manner and whether furnished or prepared before, on or after the date hereof. Proprietary Information, includes, without limitation, any (a) trade secret, know-how, idea, invention, process, technique, algorithm, program (whether in source code or object code form), hardware, device, design, schematic, drawing, formula, data, plan, strategy, client and customer lists, financial statements or forecasts of a Party; and (b) technical, engineering, manufacturing, product, marketing, servicing, financial, personnel and other such information or materials of a Party. In addition, unless and to the extent a Party consents in writing to disclosure or as such disclosure is required by Legal Requirements, Proprietary Information shall include (x) the proposed terms and conditions of the transactions contemplated hereby and by the Related Agreements (including any financial terms and conditions) and the status thereof, and (y) the context and scope of the Non-Disclosure Agreement, this Agreement and the Related Agreements. Proprietary Information shall not include information that: (i) is or becomes generally available to the public other than as a result of any disclosure or other action or inaction by a Party in breach of this Agreement (including any disclosure or other action or inaction by the Representatives of a Party that could constitute a breach of this Agreement if undertaken by a Party itself); (ii) is or becomes rightfully known to a Party or its Representatives from a Person (other than the other Party or any of its Representatives) that is not known by such Party to owe a duty of confidentiality to the other Party or its Representatives with respect to such Proprietary Information; or (iii) is or was already in the possession of, or is or becomes known to, a Party or any of its Representatives prior to any discussions between the Parties relating to the transactions contemplated by this Agreement and the Related Agreements or is or was independently developed by such Party or any of its Representatives without violation of any obligation under this Agreement. The Parties acknowledge and agree that certain Proprietary Information that is primarily related to, primarily used in, or primarily held for use in the Business will be transferred from Sellers to Purchaser pursuant to the consummation of the transactions contemplated hereby and by the Related Agreements, and that, as such, Purchaser will become the owner of such Proprietary Information and will be accorded the same protections set forth in this Agreement with regard to such Proprietary Information as Sellers are provided prior to such transfer.

         PURCHASED ASSETS shall have the meaning given in Section 2.1.1.

         PURCHASER shall have the meaning given in the preamble.

         PURCHASER'S APPROVALS shall have the meaning given in Section 4.5.

         REFERENCE shall have the meaning given in Section 11.11(a).

         REGISTERED means issued by, registered with, renewed by or the subject of a pending application before any Governmental Authority or domain name registrar.

         RELATED AGREEMENTS means the Assumption Agreements, the Bills of Sale, the Risk Participation Agreement, the Trademark and Trade Name License Agreement and the Business Employee Leasing Agreement.

         REPRESENTATIVE means as to any Person, its directors, officers, employees, agents, advisors or other representatives (including, without limitation, financial advisors, banks, attorneys, accountants and their respective Representatives).

         RESTRICTED AREA shall have the meaning given in Section 5.14.2.

         RETENTION  METRIC  QUOTIENT  shall have the  meaning  given in SCHEDULE
1(A).

         RETENTION METRICS shall have the meaning given in SCHEDULE 1(A).

         RETENTION PERIOD shall have the meaning given in SCHEDULE 1(A).

         RISK ASSETS means, as of any specified date (a) all cash, coin, currency, bullion, amounts due from other financial institutions, investment securities, loans, trading securities, securities purchased, customers' liabilities on acceptances, Federal Funds sold and other items appearing as assets on the balance sheets of the Sellers, as of such date, relating to the Business, other than premises, plant and equipment and Intangible Assets; and
(b) all off-balance sheet items of the Sellers relating to the Business as of such date accorded risk-weighting (at 0% or above) for purposes of calculating risk-weighted capital ratios in Appendix A of Part 3 of Title 12 of the Code of Federal Regulations, as applicable to national banks, or reportable by such banks on Schedule RC-L of the Consolidated Reports of Condition and Income for a Bank with Domestic and Foreign Offices -- FFIEC 031, including without limitation those in the following categories: (i) unused commitments; (ii) standby and commercial letters of credit; (iii) participations in acceptances conveyed to others by the reporting bank; (iv) securities lent; (v) credit derivatives; (vi) spot foreign exchange contracts; and (vii) all other off-balance sheet assets required to be reported on Schedule RC-L.

         RISK  ASSET  DOCUMENTS  means,  with  respect  to any Risk  Asset,  all
Contracts,  documents  and  instruments  governing,   evidencing,   guarantying,
insuring or securing such Risk Asset.

         RISK PARTICIPATION AGREEMENT shall have the meaning given in Section 2.7.6.

         RISK   PARTICIPATION   ASSET  shall  the  meaning  given  in  the  Risk
Participation Agreement.

         SECTION 314(B) shall have the meaning given in Section 5.18.

         SELLERS shall have the meaning given in the preamble.

         SELLERS' FINANCIAL STATEMENTS shall have the meaning given in Section 3.5.1.

         SELLERS' APPROVALS shall have the meaning given in Section 3.19.

         SELLERS' RETENTION PROGRAM means the retention program established and communicated by Sellers to the Business Employees in connection with the transactions contemplated by this Agreement providing additional compensation for those Business Employees who continue to be employed in the Business immediately prior to the applicable Employment Time and otherwise meet Sellers' requirements.

         SELLERS' SHUTDOWN DATE means with respect to each Business Unit the earlier of (i) the completion of the Conversion with respect to all Customers of such Business Unit and (ii) the later of (A) sixty (60) days after the Closing of such Business Unit and (B) March 31, 2006; PROVIDED THAT if the Closing of a Business Unit (other than the Principal Business Unit) does not occur by the Outside Business Unit Closing Date, then the Sellers' Shutdown Date for such Business Unit shall mean the date thirty (30) days after the Outside Business Unit Closing Date pursuant to Section 2.7.4(b) and (c).

         SEVERANCE BENEFITS means payments or benefits extended under (i) any applicable and effective written policy of Sellers applicable to any Business Employee providing for payments or benefits upon termination of employment (other than qualified or non-qualified retirement plans), all of such policies, as of the date hereof and as Updated as of the Closing, being identified on
Schedule 3.13.1; (ii) any Contracts between any Business Employee and Sellers or their Affiliates, all such agreements as of the date hereof and as Updated as of the Closing being identified on Schedule 3.13.1, providing for payments or benefits upon termination of employment (other than qualified or non-qualified retirement plans); and (iii) any applicable Legal Requirements with respect to Business Employees engaged outside of the United States providing for payments or provision of benefits by Sellers upon termination of employment.

         SUBSIDIARY means any corporation, trust, partnership, joint venture or other entity of which 50% or more of the voting interest or ownership interest is owned, legally or beneficially, by any Person and its Affiliates.

         SUBSTANTIAL DETRIMENT means (i) any substantial impairment of the benefits reasonably expected, as of the date hereof, to be realized from the consummation of the transactions contemplated by this Agreement; or (ii) the imposition of conditions that would require the Purchaser or the Sellers, as the case may be, to proffer to, or agree to, sell, divest, lease, license, transfer, dispose of or otherwise encumber or hold separate, before or after the Effective Time of any Closing, material assets, licenses, operations, rights, product lines, businesses or their interest therein or any of their respective Affiliates or to agree to any material changes or restriction on, or other material impairment of the ability of Purchaser or Sellers, as the case may be, to own or operate, any such assets, licenses, product lines, businesses or interests therein.

         TAX (and, with correlative meaning "TAXES" and "TAXABLE") means any net income, alternative or add-on minimum tax, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, withholding, payroll, employment, excise, severance, stamp, value-added, consumption, occupation, premium, property, environmental or windfall profit tax, custom duty, unincorporated business, estimated or other tax, governmental fee or other assessment or charge of any kind whatsoever, together with any interest or any penalty, addition to tax or additional amount and any interest on such penalty, addition to tax or additional amount, imposed by any Tax Authority.

         TAX  AUTHORITY  means  Governmental   Authority   responsible  for  the
imposition, assessment or collection of any Tax (domestic or foreign).

         TAX RETURNS means any return, statement, declaration, notice, certificate or other document that is or has been filed with or submitted to, or required to be filed with or submitted to, any Governmental Authority in connection with the determination, assessment, collection or payment of any Tax or in connection with the administration, implementation or enforcement of or compliance with any Legal Requirement related to any Tax.

         TRADEMARK AND TRADE NAME LICENSE AGREEMENT shall have the meaning given in Section 2.7.6(c).

         TRADEMARKS means trademarks, service marks, certification marks, trade dress, trade names, URL addresses, Internet domain names and logos, symbols, slogans and other indicia of source or origin, all goodwill of the Business symbolized thereby or associated therewith, all registrations and applications for registration thereof throughout the world, all common-law rights thereto, all rights therein provided by
international   treaties  or  conventions,   and  all  other  rights  associated
therewith.

         TRADE SECRETS means trade secrets, Proprietary Information and confidential information and materials, including, without limitation, trade secrets, Proprietary Information and/or confidential information and materials of the following nature: know-how, technical, business, marketing and financial information and data, databases, processes and techniques, research and development information, discoveries and inventions (whether or not patentable or reduced to practice), technology, formulae, processes, algorithms, methodologies, drawings, schematics, business methods, specifications, models, designs, plans, proposals, pricing and cost information, business and marketing plans and records, customer, client and supplier lists and information, and all rights in any jurisdiction to limit the use or disclosure thereof.

         TRANSFER TAXES shall mean all federal, state, local or foreign sales, use, transfer, real property transfer, mortgage recording, stamp duty, value-added, consumption or similar Taxes that may be imposed in connection with the transfer of Purchased Assets or assumption of Assumed Obligations, together with any interest, additions to Tax or penalties with respect thereto and any interest in respect of such additions to Tax or penalties.

         TRANSFERRED BUSINESS INTELLECTUAL PROPERTY means Transferred Licensed Business Intellectual Property and Transferred Owned Business Intellectual Property.

         TRANSFERRED BUSINESS INTELLECTUAL PROPERTY CONTRACTS means Business Intellectual Property Contracts that constitute Purchased Assets.

         TRANSFERRED BUSINESS IT ASSETS means Business IT Assets that constitute Purchased Assets.

         TRANSFERRED LICENSED BUSINESS INTELLECTUAL PROPERTY means Licensed Business Intellectual Property licensed pursuant to a Transferred Business Intellectual Property Contract.

         TRANSFERRED OWNED BUSINESS INTELLECTUAL PROPERTY means Owned Business Intellectual Property that constitute Purchased Assets.

         TRUE-UP shall have the meaning given in Section 2.8.4.

         UBOC shall have meaning given in the recitals.

         UBOCI shall have the meaning given in the recitals.

         UPDATED AS OF THE CLOSING means updated to take into account changes from the date of this Agreement in any Business Unit with respect to the Closing corresponding to such Business Unit.

         U.S. DEPOSITS means (i) any "deposits" (as such term is defined in Section 3(l) of the FDIA, 12 USC ss. 1813(l)) and (ii) any liabilities that would be "deposits" (as so defined) but for subparagraphs (A), (B) or (C) of said Section 3(l) of the FDIA.

         WARN ACT shall mean the Worker Adjustment and Retraining Notification Act.

         WELFARE PLAN shall have the meaning given in Section 5.5(b)(iii).

         WIN/LOSS ADJUSTMENT means an adjustment to Conversion Period Combined ADCR designed to exclude the effect of specific customer "wins" or "losses" by Purchaser that would affect ADCR during the Conversion Measurement Month. The Win/Loss Adjustment is intended to neutralize the effect of

Purchaser "wins" (e.g., via development of new business or merger or acquisition activity unrelated to the transactions contemplated hereby) or "losses" (e.g., losses of significant ADCR for reasons unrelated to the transactions contemplated hereby, including customer losses or disposition of businesses). Customer wins and losses will be eligible for inclusion in the Win/Loss Adjustment only if they exceed 7.5% of the ADCR of any given Core Product.

         WRITTEN AGREEMENT means that certain "Written Agreement" by and between UBOCI and the Federal Reserve Bank of New York, dated October 18, 2004 (Docket No. 04-028-WA/RB-EC).

                                   ARTICLE II

                  TRANSFER AND ACQUISITION OF PURCHASED ASSETS

2.1      Purchased Assets

         2.1.1 PURCHASED ASSETS. Subject to the other terms and conditions of this Agreement, at the Closing for each Business Unit, with effect as of the Effective Time therefor, Sellers shall sell, assign, convey, transfer and deliver to Purchaser, and Purchaser shall purchase and acquire from Sellers and take assignment and delivery from Sellers of, all of Sellers' right, title and interest (subject to Permitted Encumbrances) in and to all of the assets, properties, Contracts (including Business Leases), accounts and other rights of Sellers that are primarily related to, primarily used in or primarily held for use in the conduct of the operations of the Business, other than the Excluded Assets (collectively, for each Business Unit, the "Purchased Assets"). The Purchased Assets include, without limitation, the following (except to the extent they constitute Excluded Assets) assets of Sellers primarily related to, primarily used in or primarily held for use in the conduct of the Business:

                (a)  all Customers;

                (b) all Business Leases including, without limitation, all improvements and fixtures thereon;

                (c)  all  tangible   personal   property,   including,   without
                     limitation, furnishings, equipment, stationery, stores and supplies;

                (d) all assets, if any, that Purchaser elects to acquire pursuant to Section 5.21;

                (e)  Books and Records;

                (f) all credits, prepaid expenses, advance payments, security deposits, prepaid items and duties to the extent related to any Purchased Asset and reflected on the Final Balance Sheet;

                (g) all Owned Business Intellectual Property, Owned Business IT Assets and Business Intellectual Property Contracts;

                (h) all claims, causes of action, choses in action, rights of recovery, defenses or counterclaims and rights of set-off of any kind (including rights under and pursuant to all warranties, representations and guarantees made by suppliers of products, materials or equipment or components thereof) relating to any Purchased Assets or Assumed Obligations; and

                (i) all guaranties, warranties, indemnities and similar rights in favor of Sellers or their Affiliates to the extent related to any Purchased Asset.

         2.1.2 CONSENTS TO ASSIGNMENT. Anything in this Agreement to the contrary notwithstanding, this Agreement shall not constitute an agreement to assign or transfer any Contract (including any Business Lease or License) or other Purchased Asset or any claim or right or any benefit or obligation thereunder or resulting therefrom if an assignment or transfer thereof, without the consent of a Governmental Authority or, unless otherwise permitted by Legal Requirements, a third party thereto, would constitute a breach or violation thereof or impose any obligation or liability on Sellers unless and until such a consent is obtained, and prior to such time (but only after the Effective Time) the provisions of Section 5.10.2 shall apply.

2.2 EXCLUDED ASSETS. Notwithstanding the provisions of Section 2.1.1, Sellers shall not sell, assign, convey, transfer or deliver to Purchaser, and Purchaser shall not purchase, acquire or take assignment or delivery of, any of the following assets, properties, Contracts (including Business Leases), accounts, Risk Assets or rights or any right, title or interest of Sellers therein (collectively, the "Excluded Assets"), none of which shall be deemed to be Purchased Assets:

                (a) CASH. All cash and cash equivalents owned by Sellers or their Affiliates for their own account;

                (b) RISK ASSETS. All Risk Assets (including without limitation all Brady Bonds and all rights or securities issued in respect of or in exchange for Brady Bonds, such as oil recovery rights) and all Risk Asset Documents;

                (c) TRADEMARKS. All Trademarks that (i) contain the names, initials or acronyms "UnionBanCal Corporation," "Union Bank," "Union Bank of California," "Union Bank of California International," "UBOC," "UBOCI," "uboc.com" or "uboc-i.com," or any non-English counterpart, transliteration or translation thereof, owned by, licensed to or used by Sellers or any of their Affiliates in the conduct of the Business or (ii) are confusingly similar to the foregoing, along with all rights or causes of action for dilution, infringement or misappropriation of, and all rights to apply for or register any of, the foregoing rights;

                (d)  Excluded Books and Records.

                     (i) Books and Records consisting of Tax records (including Tax Returns and all notes, worksheets, files or documents relating thereto) and all other data and information with respect to Taxes;

                     (ii) The minute books from the meetings (or consents in lieu thereof) of the directors (including committees thereof) and shareholders of Sellers and the shareholder records of Sellers;

                     (iii) All proprietary or confidential business or technical information, records and policies which relate generally to Sellers and their Affiliates, such as accounting procedures, instructions, organizational manuals and strategic plans;

                     (iv) All Books and Records prepared in connection with the sale of the Business, including offers received from prospective purchasers and any information relating to such offers;

                     (v) All call reports of Sellers and the general ledger of Sellers as of the Effective Time;

                     (vi) Suspicious activity reports, reports of investigation of suspicious activity, and any other reports or documents that indicate whether a suspicious activity report was or was not filed in a given case; and

                     (vii)          Books and Records the disclosure of which to
                                    Purchaser   is  not   permitted   by   Legal
                                    Requirements.

                (e) CLAIMS. All claims, causes of action, choses in action, rights of recovery, defenses or counterclaims and rights of set-off of any kind (including rights under and pursuant to all warranties, representations and guarantees made by suppliers of products, materials or equipment or components thereof) relating to any Excluded Assets or Excluded Obligations;

                (f) TAX REFUNDS. All of Sellers' claims for and rights to receive Tax refunds attributable to the Pre-Closing Period;

                (g) EMPLOYEE CONTRACTS, ASSETS AND RECORDS. All Employee Plans or Contracts (including without limitation Contracts of insurance for employee group medical, dental and life insurance plans); all assets of Sellers held for the benefit of Business Employees under any Employee Plan or Contract (which assets shall be retained by Sellers for the benefit of Business Employees unless and to the extent transfer to Purchaser is expressly provided by Section 5.5 or required by applicable Legal Requirements); and all personnel and labor relations records, in the case of any of the foregoing relating to Business Employees of Sellers unless and to the extent transfer to Purchaser is expressly provided by Section 5.5;

                (h) THIS AGREEMENT. All rights of Sellers and their Affiliates under this Agreement, the Related Agreements and the Conversion Protocols;

                (i)  INSURANCE. All rights of Sellers under insurance policies;

                (j)  LICENSES. All of the Licenses;

                (k)  EXCLUDED CONTRACTS. All of the Excluded Contracts;

                (l) ASSETS RELATING TO EXCLUDED ACCOUNTS. All Excluded Accounts and all right, title and interest in and to Risk Assets and other assets arising out of or related to Excluded Accounts;

                (m) STATUTORY DEPOSITS. All Risk Assets (and interest accrued thereon) of Sellers deposited with any Governmental Authority in connection with the maintenance of any banking or similar license, which are set forth as of the date of this Agreement and as Updated as of the Closing on
                     SCHEDULE 2.2(M);

                (n)  EXCLUDED LEASES. All of the Excluded Leases;

                (o) TANGIBLE PERSONAL PROPERTY. All tangible personal property (other than Business IT Assets that constitute Purchased Assets) located on Leased Premises that are subject to Excluded Leases;

                (p)  EXCLUDED  INTELLECTUAL   PROPERTY.   All  of  the  Excluded
                     Business Intellectual Property Contracts and the Excluded Business IT Assets.

                (q) PRIVILEGED INFORMATION. All attorney client communications with, and attorney work product for, Sellers with respect to Excluded Assets or Excluded Obligations;

                (r) OFAC FUNDS ON HOLD. All funds subject to hold pursuant to regulations of the Office of Foreign Assets Control of the U.S. Department of Treasury;

                (s) NON-DISCLOSURE AND CONFIDENTIALITY AGREEMENTS. All non-disclosure and confidentiality agreements entered into by Sellers or any of their Affiliates in connection with a potential sale of the Business; and

                (t)  OPTIONAL  ASSETS.  All assets described in Section 5.21 and
                     Section 5.23 unless Purchaser  elects,  pursuant to Section
                     5.21 and Section 5.23, to acquire all or any portion of such assets;

                (u) OTHER EXCLUDED ASSETS. All assets, properties, Contracts, accounts, and other rights set forth on SCHEDULE 2.2(U).

2.3 ASSUMED OBLIGATIONS. At each Closing, Purchaser shall assume the following liabilities and obligations of Sellers of the Business Unit sold at such Closing as of the Effective Time for such Closing (collectively, the "Assumed Obligations"), and from and after the Effective Time, Purchaser shall pay, perform and discharge all Assumed Obligations as and when such Assumed Obligations become due and owing:

                (a) all liabilities and obligations set forth on or reserved for in the Final Balance Sheet in the amount and only to the extent set forth on or reserved for thereon (for the avoidance of doubt, such liabilities and obligations shall not include any liabilities for Taxes);

                (b) all liabilities and obligations incurred under Contracts (including Business Leases) that constitute Purchased Assets of such Business Unit, but in each case excluding any liabilities or obligations to the extent arising from or relating to (i) any breach or violation by Sellers of such Contracts that occurred prior to the applicable Effective Time, (ii) the ownership or operation of the Business prior to the Effective Time other than to the extent set forth on or reserved for in the Final Balance Sheet, or (iii) any Contract of the type required to be listed on SCHEDULE 3.8 if such Contract is not listed on
                     SCHEDULE 3.8 and if the payment of liabilities or obligations arising under such Contract, in Purchaser's reasonable judgment, are to any extent not usual or customary in kind or amount in the market for the goods or services furnished pursuant to such Contract;

                (c) all liabilities and obligations incurred by the Business Unit with respect to Accepting Employees to the extent such liabilities and obligations are expressly assumed by Purchaser pursuant to Section 5.5;

                (d) all liabilities and obligations to the extent arising out of the ownership or operation of the Business Unit from and after the applicable Effective Time; PROVIDED THAT, except for the liabilities described in any of Sections 2.3(a)-(c) and 2.3(e), this Section 2.3(d) shall apply only to liabilities and obligations that relate to any condition existing as a result of any action or failure to take action by any Person following the applicable Effective Time; and

                (e) all Taxes expressly allocated to Purchaser under this Agreement.

2.4 EXCLUDED OBLIGATIONS. In no event shall Purchaser have any liability whatsoever for any liabilities and obligations other than the Assumed Obligations (collectively, the "Excluded Obligations"). For avoidance of doubt,
(i) U. S. Deposits shall constitute Excluded Obligations and (ii) all liabilities and obligations to the extent arising out of the ownership or operation of a Business Unit prior to the applicable Effective Time, including liabilities or obligations that relate to any condition existing as a result of any action or failure to take action by any Person prior to the Effective Time, except for liabilities and obligations described in any of Sections 2.3(a)-(c) or 2.3(e), shall constitute Excluded Obligations.

2.5 CLOSING BALANCE SHEET. Not later than the second Business Day prior to each Closing Date, UBOC will deliver to Purchaser a balance sheet for the applicable Business Unit(s) involved in such Closing as of the last day of the last calendar month ended prior to such second Business Day that will be prepared from the Sellers' financial statements as of such time (which financial statements will be prepared in accordance with the Sellers' Financial Statements and subject to the qualifications, assumptions and adjustments set forth on
SCHEDULE 3.5.2) and which will be adjusted to include only assets and obligations that would be Purchased Assets or Assumed Obligations, as the case may be, from such Sellers' financial statements as of such Closing Date (the "CLOSING BALANCE SHEET"). Each of the Purchased Assets and Assumed Obligations for which Sellers' financial statements will be adjusted in connection with the preparation of the Closing Balance Sheet will be valued in accordance with GAAP and the Books and Records and consistently with past practice. Except for the exclusions and adjustments described in this Section 2.5, the Closing Balance Sheet will not reflect any modifications or adjustments to such Sellers' financial statements.

2.6 CONSIDERATION FOR PURCHASE OF THE PURCHASED ASSETS.

         2.6.1 CONSIDERATION AMOUNT AT PRINCIPAL CLOSING. The cash purchase price for the Purchased Assets payable by Purchaser at the Principal Closing shall be equal to the sum of subparagraphs (a) and (b) below:

                (a) the Book Value of the Purchased Assets of the Principal Business Unit as reflected on the Closing Balance Sheet reduced by the Book Value of the Assumed Obligations of the Principal Business Unit as reflected on the Closing Balance Sheet; and

                (b) $245,000,000, representing goodwill associated with the Business (the "Base Purchase Price").

         2.6.2 CONSIDERATION AMOUNT AT SUBSEQUENT CLOSINGS. The cash purchase price for the Purchased Assets payable by Purchaser at each Closing, other than the Principal Closing, shall be equal to the Book Value of the Purchased Assets of the Business Unit subject to such Closing as reflected on the applicable Closing Balance Sheet reduced by the Book Value of the Assumed Obligations of the Business Unit subject to such Closing as reflected on such Closing Balance Sheet.

         2.6.3 CLOSING CASH CONSIDERATION AMOUNT. The applicable cash purchase price paid pursuant to Sections 2.6.1 and 2.6.2 above shall be referred to herein, with respect to each Closing, as the "Closing Cash Consideration Amount."

2.7      THE CLOSING.

         2.7.1 CLOSING PROCEDURES. It is contemplated that the transactions contemplated hereby shall be consummated in one or more Closings as set forth herein. The first Closing shall be the Principal Closing, and no other Closing shall occur until the Principal Closing shall have been consummated. To the extent that the conditions for a Closing of one or more Business Units other than the Principal Business Unit can be satisfied at the time of the Principal Closing such other Business Units shall be sold (and such other Closings shall be consummated) concurrently with the Principal Closing. Subject to the terms and conditions of this Agreement, each respective Closing of the purchase and sale of each Business Unit under this Agreement (the "Closing") shall take place at 9:00 a.m., Pacific Time, on the applicable Closing Date at the offices of Morrison & Foerster LLP, 425 Market Street, San Francisco, California 94105. With respect to each Business Unit, the "Closing Date" shall be the third Business Day (or such earlier date designated by the Parties) after all of the conditions set forth in Articles VI and VII with respect to such Business Unit have been satisfied or waived, or such other date as the Parties may agree; PROVIDED, HOWEVER, that the Principal Closing shall occur at 9:00 am., Pacific Time, on October 6, 2005, subject to the satisfaction or waiver of all of the conditions set forth in Articles VI and VII with respect to the Closing of the Principal Business Unit. Each Closing shall be effective as of (i) 12:01 a.m., Pacific Time, with respect to the Principal Closing, and (ii) 12:01 a.m. local time at the location of the applicable Business Unit (for such purposes, the Principal Business Unit shall be deemed to be located in New York, New York), with respect to each other Closing (the "Effective Time").

         2.7.2 REFERENCES TO CLOSING AND EFFECTIVE TIME. Except as otherwise provided herein, or as the context may otherwise require, any provision of this Agreement relating to or referencing a "Closing," a "Closing Date," "Pre-Closing Period," "Post-Closing Period" and "Effective Time" shall be deemed to reference the Closing, Closing Date, Pre-Closing Period, Post-Closing Period and Effective Time, as applicable, with respect to the acquisition by Purchaser of each specific Business Unit and shall be deemed to relate to the Business, or portion thereof, comprehended within such Closing. References to "Purchased Assets" (including references to applicable "Business Leases" and "Computer Programs") herein shall mean those Purchased Assets assigned and transferred at each Closing with respect to the Business Unit that is the subject of such Closing. Except as otherwise expressly provided in this Agreement or in any Related Agreement, all actions required to be taken at each respective Closing shall be deemed to have occurred simultaneously at such Closing, and all documents delivered at each Closing shall be deemed to have been delivered simultaneously on the respective Closing Date.

         2.7.3 OUTSIDE PRINCIPAL CLOSING DATE. With respect to the Principal Business Unit, the Parties agree to use reasonable best efforts to satisfy the conditions set forth in Sections 6.1 and 7.1 that are within their respective control as promptly as possible and in no event later than November 30, 2005 (or such later date as may be established pursuant to the proviso to this sentence); PROVIDED, HOWEVER, that if the Principal

Closing Date shall not have taken place on or before November 30, 2005, such date may be extended to a date specified by either Party that is not later than March 31, 2006 by such Party giving written notice to the other Party at any time during the month of November, 2005 if such first Party reasonably believes that the conditions to Principal Closing in Sections 6.1 and 7.1 of this Agreement will be satisfied on or before such extended date (such date, as it may be extended, the "Outside Principal Closing Date"). Notwithstanding any other provision of this Agreement, if the Principal Closing has not occurred by the Outside Principal Closing Date, then Sellers and Purchaser shall thereafter have no duty to use any efforts to effectuate such Closing or to perform any of their respective obligations with respect to any assets or liabilities of such Business Unit pursuant to the second sentence of Section 5.10.2, and either Party may terminate this Agreement upon satisfaction of the conditions set forth in Section 9.1(e).

         2.7.4 OUTSIDE BUSINESS UNIT CLOSING DATE. With respect to Business Units other than the Principal Business Unit, the Parties agree to use reasonable best efforts to satisfy the conditions set forth in Sections 6.2 and
7.2 that are within their respective control as promptly as possible and in no event later than March 31, 2006 (the "Outside Business Unit Closing Date"). Notwithstanding any other provision of this Agreement to the contrary, if, after the Principal Closing Date, any Closing with respect to any such other Business Unit has not been consummated on or before the Outside Business Unit Closing
Date:

                (a) Sellers and Purchaser shall thereafter have no duty to use any efforts to effectuate such Closing;

                (b) Sellers and Purchaser shall cooperate to make arrangements within thirty (30) days after the Outside Business Unit Closing Date to transfer to Purchaser, and Purchaser shall assume, such of the Purchased Assets and Assumed Obligations associated with such Business Unit(s), as can then be transferred or assumed in accordance with applicable Legal Requirements on the same economic terms and conditions (including financial terms), and subject to the same procedures, as would prevail if the Closing for such Business Units(s) had taken place;

                (c) Sellers and Purchaser shall cooperate to make arrangements within thirty (30) days after the Outside Business Unit Closing Date to enable Purchaser to hire (and/or lease pursuant to the Business Employee Leasing Agreement) such Business Employees (as chosen by Purchaser in its sole discretion) as are associated with such Business Unit(s) as can then be transferred or leased in accordance with applicable Legal Requirements on the same terms and conditions (and otherwise in accordance with the Conversion Protocols) as would prevail under Section 5.5 if the Closing for such Business Unit(s) had taken place;

                (d) subject to the completion of the transfers and assumptions contemplated by subparagraphs (b) and (c) above, Sellers shall, at their own cost and expense, close and wind-up the Business Units (including the offices that constitute such Business Units) with respect to which such Closing has not occurred, giving due consideration to applicable Legal Requirements; PROVIDED, HOWEVER, that Purchaser shall assume any and all costs associated with terminating or otherwise disposing of any Business Leases that are not Excluded Assets; and

                (e) the Final Cash Consideration Amount paid in connection with Closings consummated prior to the time of such termination shall be fully earned and non-refundable.

         2.7.5 DELIVERABLES AT EACH CLOSING. At each Closing (including the Principal Closing), the Parties will deliver to one another the following funds, documents and such other Contracts, instruments and documents as are required under this Agreement to be executed and delivered by the Parties:

                (a) A wire transfer to UBOC from Purchaser of the applicable Closing Cash Consideration Amount in immediately available funds to the account designated by UBOC;

                (b) Written documentation evidencing Sellers' Approvals for the Business Unit associated with such Closing;

                (c) Written documentation evidencing Purchaser's Approvals for the Business Unit associated with such Closing;

                (d) The Assumption Agreement in the form of EXHIBIT A, pursuant to which Purchaser shall assume the Assumed Obligations of the Business Unit associated with such Closing (the "Assumption Agreement");

                (e) The Bill of Sale in the form of EXHIBIT B, pursuant to which Sellers shall transfer to Purchaser the Purchased Assets of the Business Unit associated with such Closing (the "Bill of Sale");

                (f)  Assignments  of  the  Business   Leases   included  in  the
                     Purchased Assets applicable to such Business Unit, subject to obtaining consents to such assignments;

                (g) The delivery of Purchased Assets associated with such Business Unit capable of being transferred by delivery; and

                (h) Such other instruments of transfer, assumptions, filings or documents, in form and substance reasonably satisfactory to Purchaser and Sellers, as may be reasonably required to give effect to this Agreement.

         2.7.6 DELIVERABLES AT THE PRINCIPAL CLOSING. In addition to the deliverables required under Section 2.7.5, at the Principal Closing, the Parties will deliver to one another the following instruments and documents:

                (a) The Master Risk Participation Agreement in the form of EXHIBIT C (subject to Purchaser providing Schedule A thereto pursuant to Section 5.22.1) between UBOC and Purchaser (the "Risk Participation Agreement");

                (b) The Business Employee Leasing Agreement in the form of EXHIBIT D, pursuant to which Purchaser and Sellers shall lease employees to each other as more particularly set forth therein (the "Business Employee Leasing Agreement");

                (c) The Trademark and Trade Name License Agreement in the form of EXHIBIT E between Sellers and Purchaser (the "Trademark and Trade Name License Agreement"); and

                (d) Written assignments, in forms to be mutually agreed by the Parties, of the Intellectual Property Rights being assigned to Purchaser in accordance with this Agreement or any Related Agreement.

2.8      TRUE-UP.

         2.8.1 FINAL BALANCE SHEET. Within thirty (30) days after the applicable Closing Date, Sellers shall prepare and deliver to Purchaser a balance sheet for the Business Unit, as of the Effective Time (the "Final Balance Sheet"). The Final Balance Sheet will be substantially in the format of (and showing the same categories of adjustments calculated consistently with) the Closing Balance Sheet. The data in the Final Balance Sheet will be prepared using the same accounting policies as used in the determination of the Closing Balance Sheet. At the time Sellers deliver the Final Balance Sheet, Sellers will set forth the computation of the Final Cash Consideration Amount and the True-up and provide to Purchaser the work papers and records necessary for Purchaser to validate the accuracy of the Final Balance Sheet and the computation of the Final Cash Consideration Amount and the True-up, and will otherwise make its financial and/or accounting representatives available to representatives of Purchaser to respond to any questions or inquiries regarding the same. The "Final Cash Consideration Amount" means (i) with respect to the Principal Closing for the Principal Business Unit the sum of: (x) the Book Value of the Purchased Assets as reflected on the Final Balance Sheet for the Principal Closing, reduced by the Book Value of the liabilities of the Principal Business Unit as reflected on the Final Balance Sheet for the Principal Closing and (y) $245,000,000 and (ii) with respect to each other Closing other than the Principal Closing, the Book Value of the Purchased Assets as reflected on the Final Balance Sheet for such Closing, reduced by the Book Value of the liabilities of the Business Unit as reflected on Final Balance Sheet for such Closing.

         2.8.2 MUTUAL RIGHT OF REVIEW. Each Party and its representatives shall have the right to review all of the other Party's work papers and any other relevant financial and accounting records to the extent relevant to the Final Balance Sheet or the True-up.

         2.8.3 DISPUTE RESOLUTION. If Purchaser disagrees with any items on the Final Balance Sheet or with the computation of the True-up, Purchaser shall give written notice to UBOC of such disagreement, stating such objection and a reasonably detailed explanation of the reasons therefor. Such notice shall be delivered on or before the 30th day after delivery of the Final Balance Sheet to Purchaser. Within 15 days following receipt of such notice, UBOC and Purchaser shall submit to the Accounting Firm and to each other all of the material written information upon which such Party's claims regarding the Final Balance Sheet and the True-up is based. The Accounting Firm may, but shall not be required to, request a meeting of UBOC and Purchaser and their representatives to discuss UBOC's and Purchaser's claims. The Accounting Firm may request additional information from UBOC and/or Purchaser, and copies of any such requested information shall also be provided to the other Party to the dispute. All materials provided by UBOC and Purchaser to the Accounting Firm are referred to herein as the "Accountants Dispute Work Papers." Both UBOC and Purchaser and their representatives shall have the right to review all of either UBOC's or Purchaser's Accountants Dispute Work Papers, as the case may be. Within thirty
(30) days after the Accounting Firm' receipt of all information (including any information requested by the Accounting Firm from UBOC or Purchaser), the Accounting Firm shall provide as an expert and not as an arbitrator its written decision on the dispute between UBOC and Purchaser and shall issue the Final Balance Sheet in a form consistent with its decision (which shall be deemed to be the Final Balance Sheet for all purposes under this Agreement) and shall compute the True-up based thereon. The scope of the review and determination of the Accounting Firm with respect to the Final Balance Sheet shall be limited to the compliance of the Final

Balance Sheet with the terms of Sections 2.8.1. The decision of the Accounting Firm under this Section 2.8.3 shall be final and binding on UBOC and Purchaser. The professional fees of the Accounting Firm shall be shared equally between the UBOC and Purchaser. If Purchaser does not timely dispute the Final Balance Sheet or the computation of the True-up in accordance with this Section, the Final Balance Sheet prepared by the UBOC shall be deemed to be the Final Balance Sheet and the True-up as computed by UBOC shall be deemed to be the True-up.

         2.8.4 PAYMENT OF TRUE-UP. For each Business Unit, the "True-up" shall be equal to the amount by which the Final Cash Consideration Amount exceeds (or is less than) the Closing Cash Consideration Amount. Within five Business Days after the earlier of (x) if Purchaser does not timely dispute the Final Balance Sheet or the computation of the True-up on or before the thirtieth (30th) day after the delivery of the Final Balance Sheet under Section 2.8.1, such thirtieth (30th) day and (y) the issuance of the Final Balance Sheet by the Accounting Firm under Section 2.8.3, a settlement between UBOC and Purchaser will be made by wire transfer of immediately available funds as follows:

                     (i) Purchaser shall pay to UBOC the amount by which the Final Cash Consideration Amount exceeds the Closing Cash Consideration Amount; or

                     (ii) UBOC shall pay to Purchaser the amount by which the Closing Cash Consideration Amount exceeds the Final Cash Consideration Amount.

         2.8.5 INTEREST. Any amount due pursuant to Section 2.8.4 shall include interest thereon from the applicable Closing Date through the payment date calculated at the Contract Interest Rate determined as of the Closing Date.

2.9      CONTINGENT PAYMENT.

         2.9.1 CALCULATION OF CONVERSION PERCENTAGE. Within twenty (20) days after the Conversion Measurement Month (the "Conversion Percentage Calculation Date"), Purchaser shall prepare and deliver to UBOC a calculation of the Conversion Percentage. At the time Purchaser delivers the Conversion Percentage calculation to UBOC, Purchaser will provide to UBOC the work papers and records necessary for UBOC to validate the accuracy of the calculations regarding the Conversion Percentage, and will otherwise make its financial and/or accounting representatives available to representatives of UBOC to respond to any questions or inquiries regarding the same. Each Party will have the right to review the other's work papers and any other relevant financial and accounting records relevant to the calculation of the Conversion Percentage. If UBOC disagrees with Purchaser's calculation of the Conversion Percentage, then the Parties agree to follow the dispute resolution procedures set forth in Section 2.8.3.

         2.9.2 PAYMENT OF CONTINGENT PAYMENT. On the earlier of (x) if UBOC does not timely dispute Purchaser's calculation of the Conversion Percentage, the Conversion Percentage Calculation Date or (y) the issuance of the final
Conversion Percentage by the Accounting Firm pursuant to Section 2.9.1 (the "Contingent Payment Date"), Purchaser shall pay to UBOC by wire transfer of immediately available funds the contingent payment (if any) set forth in
SCHEDULE 2.9.2 (such applicable payment, the "Contingent Payment") based on the applicable Conversion Percentage (as finally determined in accordance with the procedures set forth in this Section 2.9) set forth in SCHEDULE 2.9.2.

         2.10 DOWNWARD ADJUSTMENT. The Base Purchase Price shall be adjusted downward (the "Downward Adjustment") based on the amount of downward adjustment, if any, applicable to the Final Retention Percentage as reflected on SCHEDULE 2.10; provided that if the Final Retention Percentage is calculated to be a percentage otherwise requiring a Downward Adjustment to be made, the Parties shall cooperate in good faith to determine the impact of any holidays during the Retention Period and to make an appropriate adjustment to the Initial Retention Percentage. UBOC shall pay to the Purchaser the amount of the Downward Adjustment, if any, on the Contingent Payment Date.

         2.11 ALLOCATION OF CONSIDERATION. The Parties agree to allocate the Closing Cash Consideration Amount, the Final Cash Consideration Amount, the Contingent Payment and other consideration payable hereunder (as possibly adjusted pursuant to Section 2.10 with respect to the Principal Closing) and Assumed Obligations among the Purchased Assets as set forth on SCHEDULE 2.11. If the aggregate consideration paid by Purchaser to the Sellers under this Agreement is more or less than the value ascribed to the Purchased Assets as set forth on SCHEDULE 2.11, the difference shall ratably increase or decrease all of the amounts set forth under the heading "Class VII Assets" on SCHEDULE 2.11 and
SCHEDULE 2.11 shall be deemed to reflect such adjustment. The allocation of the Purchase Price and Assumed Obligations set forth on SCHEDULE 2.11 is intended to comply with the requirements of Section 1060 of the Code as well as similar provisions of applicable state and non-U.S. law. The Parties covenant and agree that (i) such allocation was determined in an arm's length negotiation among unaffiliated Persons, and none of the Parties shall take a position on any Tax Return (including IRS Form 8594), before any Tax Authority or in any judicial proceeding that is in any way inconsistent with such allocation without the written consent of the other parties to this Agreement or unless specifically required pursuant to a determination by an applicable Tax Authority; (ii) they shall cooperate with each other in connection with the preparation, execution and filing of all Tax Returns related to such allocation; and (iii) they shall promptly advise each other regarding the existence of any tax audit, controversy or litigation related to such allocation.

         2.12 SET-OFF. Except with respect to the payment of the Closing Cash Consideration Amount due at the Principal Closing (which amount shall be paid by Purchaser in full, without set off, recoupment or counterclaim), the Parties shall have the right to set off against the payment of any other Closing Cash Consideration Amount, the True-Up, the Contingent Payment and the Downward Adjustment any claim that the payor may have against the payee in accordance with the following provisions:

                  (a) If Sellers or Purchaser, as the case may be, elects to exercise their or its set off rights hereunder, such Party shall give the other Party written notice thereof, which notice shall include the amount proposed to be set off and shall set forth, in reasonable detail, the basis of the claim and the circumstances giving rise to the alleged entitlement to such set off.

                  (b) The Parties shall submit any dispute arising out of the set off to the dispute resolution procedures set forth in Section 11.5 below.

                  (c) To the extent that there is a final determination in a proceeding brought pursuant to this Agreement that a Party making a set off was not entitled to recover from the other Party on the claim as to which the set off was taken, such first Party shall promptly pay to the other Party the amount so determined to have been incorrectly set off, plus interest calculated from the date such payment was due until the date payment for such amount is made, at a per annum rate equal to the Contract Interest Rate.

         2.13 TAX TREATMENT OF CONTINGENT PAYMENTS AND DOWNWARD ADJUSTMENTS.  If
(i) Purchaser pays UBOC a Contingent Payment or (ii) UBOC pays Purchaser for a Downward Adjustment, in either case, each of UBOC and Purchaser agree that for United States federal income tax purposes, a portion of such Contingent Payment or Downward Adjustment will be treated as interest income (in the case of the payee) and as an interest expense (in the case of the payor), as determined by the Parties in accordance with Code Section 483 and the regulations thereunder.

                                  ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF SELLERS

         Sellers hereby represent and warrant as of the date hereof and as of each Closing (to the extent reasonably applicable to such Closing and except to the extent that such representation and warranty is made as of a specific date, in which case such representation and warranty shall be as of such specific date) that:

3.1 ORGANIZATION OF UBOC. UBOC is a national banking association, validly existing and in good standing under the federal laws of the United States. UBOC has full corporate power and authority to conduct the portion of the Business as it is now being conducted. As of the date of this Agreement, UBOC is duly licensed to conduct the portion of the Business that it conducts through branches and representative offices in the jurisdictions set forth on SCHEDULE 3.1, and such jurisdictions constitute each jurisdiction in which UBOC is required to be so licensed as a result of the nature of the portion of the Business it conducts or the ownership or use of property associated with its portion of the Business.

3.2 ORGANIZATION OF UBOCI. UBOCI is a corporation duly organized and validly existing and in good standing under Section 25A of the Federal Reserve Act and has full corporate power and authority to conduct the portion of the Business as it is now being conducted by UBOCI. As of the date of this Agreement, UBOCI is duly licensed to conduct the portion of the Business that it conducts at its principal office in New York, and such jurisdiction constitutes the only jurisdiction in which UBOCI is required to be so licensed as a result of the nature of the portion of the Business that it conducts or the ownership or use of property associated with its portion of the Business.

3.3 ORGANIZATION OF LIMITADA. Limitada is a limited liability company (SOCIEDADE LIMITADA) duly organized and validly existing and in good standing under the laws of Brazil and has full corporate power and authority to conduct the portion of the Business as it is now being conducted by Limitada. As of the date of this Agreement, Limitada is duly licensed to conduct the portion of the Business that it conducts at its principal office in Sao Paulo, and such jurisdiction constitutes the only jurisdiction in which Limitada is required to be so licensed as a result of the nature of the portion of the Business that it conducts or the ownership or use of property associated with its portion of the Business.

3.4 ENFORCEABILITY. Sellers have full corporate power and authority to execute and to deliver this Agreement and the Related Agreements to which they are a party, and to carry out the transactions contemplated herein and therein. Sellers have taken all necessary corporate action to authorize their execution and performance of this Agreement and the Related Agreements to which they are a party. This Agreement is, and the Related Agreements upon execution and delivery by Sellers will be, the valid and binding obligation of Sellers, enforceable against Sellers in accordance with their terms under the laws of California, except as such enforceability may be limited by laws affecting the rights and remedies of creditors and applicable principles of equity (the "Enforceability Exceptions"). The execution, delivery and performance of this Agreement and the Related Agreements by Sellers will not, with or without the giving of notice or passage of time or both, (i) conflict with, result in a default, right to accelerate or loss of rights under, or result in the creation of any lien, charge or encumbrance pursuant to any provision of any mortgage, deed of trust, lease, license agreement or other agreement to which Sellers are a party or by which they are bound or affected, (ii) conflict with or result in a default under any provision of the articles of incorporation or by-laws of Sellers, or any effective resolution of the directors or stockholders of Sellers, or (iii), subject to the receipt of Sellers' Approvals, conflict with or result in a violation of any Legal Requirement applicable to Sellers.

3.5      FINANCIAL STATEMENTS.

         3.5.1 DELIVERY OF FINANCIAL STATEMENTS. UBOC has delivered to Purchaser the following financial statements: (i) the unaudited PRO FORMA consolidated balance sheets of the International Banking Group based on UBOC's General Ledger Report 310 as of December 31, 2003, December 31, 2004 and June 30, 2005; and
(ii) the unaudited PRO FORMA consolidated statements of income of the International Banking Group based on UBOC's OFSA Internal Management Reporting System for the fiscal years ended December 31, 2003 and 2004, and for the six months ended June 30, 2005 (collectively, "Sellers' Financial Statements").

         3.5.2 SELLERS' FINANCIAL STATEMENTS. Except as expressly provided in, and subject to the qualifications, assumptions and adjustments set forth, on
SCHEDULE 3.5.2, Sellers' Financial Statements fairly present in all material respects the financial condition and results of operations of the International Banking Group as a whole at the dates thereof and for the periods referred to therein, all in accordance with GAAP subject to the qualifications, assumptions and adjustments set forth on SCHEDULE 3.5.2; PROVIDED, HOWEVER, that Sellers' Financial Statements do not contain statements of changes in stockholders' equity and cash flow and footnote disclosure and are subject to normal recurring year-end adjustments that are not, individually or in the aggregate, material to the financial condition or results of operation of the Business or to any of Sellers' Financial Statements. Subject to the qualifications, assumptions and adjustments set forth on SCHEDULE 3.5.2, all of the liabilities of a nature that are required to be included in a consolidated balance sheet of the International Banking Group prepared in accordance with GAAP or in the notes thereto have been reflected or disclosed in Sellers' Financial Statements as of June 30, 2005, except for liabilities (contingent or otherwise) (a) incurred since June 30, 2005 in the ordinary course of business, (b) incurred in connection with the transactions contemplated by this Agreement, or (c) as would not reasonably be likely to be, individually or in the aggregate, material to the International Banking Group.

         3.5.3 BASELINE SELLERS ADCR. The Baseline Sellers ADCR shall be a true and correct statement of the ADCR of the Business generated during the Baseline Period and shall be derived from the daily internal performance reports used by the management in the operation of the Business for the Baseline Period, which reports were prepared consistently with past practice.

3.6      ASSETS.

         3.6.1 CUSTOMERS. SCHEDULE 3.6.1 is a true and complete list of all Business accounts of Customers as of the date hereof, and SCHEDULE 3.6.1 as Updated as of the Closing will be a true and complete list of all Customers as of the Closing. Except as set forth on SCHEDULE 3.18, Sellers have administered and processed all Customers' transactions in accordance with the applicable Legal Requirements and Sellers' customary business practices in all material respects. Except for Risk Assets, Contingent Risk Liabilities, term-deposits, and other assets or liabilities created out of the Sellers' relationship with Customers, all of which terminate in accordance with the terms of the Risk Asset Documents or other Contracts governing such assets or liabilities, the services provided by the Sellers to the Customers in connection with the Business (including demand-deposits maintained by Customers with Sellers) and other aspects of the Business relationship between Customers and the Sellers are terminable by any party thereto at any time without liability or obligation to any Person. As of the date hereof, to the Knowledge of Sellers, no Customer has given actual notice of its intention to cease being a Customer. The Books and Records included in the Purchased Assets with respect to any Customer are complete in all material respects.

         3.6.2 RISK ASSETS. Except for those Risk Assets disposed of or liquidated in the ordinary course since June 30, 2005, each Risk Asset of the Business as of June 30, 2005, and each Risk Asset of the Business originated or acquired after June 30, 2005, is or will be as of the Closing evidenced by appropriate and sufficient documentation and constitutes the legal, valid and binding obligation of the obligor named therein, subject to the Enforceability Exceptions. All such Risk Assets are as of the date hereof, and will be as of such Closing (other than Risk Assets since disposed of or paid off in the ordinary course), free and clear of any Encumbrances; PROVIDED THAT Risk Assets other than loans, letters of credit, bankers' acceptances and placements may be subject to Permitted Encumbrances. SCHEDULE 3.6.2 sets forth as of July 31, 2005, and SCHEDULE 3.6.2 as Updated as of the Closing will set forth as of the latest completed fiscal quarter prior to the Closing associated with each Business Unit, a complete list of all Customers that maintain Risk Assets (including Contingent Risk Assets) with the Business Unit sold at such Closing and the balances therefor as of such dates.

         3.6.3 CONTINGENT RISK ASSETS AND CONTINGENT RISK LIABILITIES.  SCHEDULE
3.6.2 sets forth as of July 31, 2005 the Contingent Risk Assets and Contingent Risk Liabilities of the Business, and SCHEDULE 3.6.2 as Updated as of the Principal Closing will set forth, as of the last day of the calendar month preceding the Principal Closing, the Contingent Risk Assets and Contingent Risk Liabilities of the Business.

         3.6.4 OWNED REAL PROPERTY. Sellers do not own any real property used in connection with the Business.

         3.6.5 LEASED REAL PROPERTY. SCHEDULE 3.6.5(A) identifies all Business Leases covering real property located outside of the United States as of the date hereof and as of the Closing (as Updated as of the Closing) and states the date and parties to the applicable lease or sublease and the location of the premises covered thereby. Except as set forth on SCHEDULE 3.6.5(B) as of the date hereof and as of the Closing (as Updated as of the Closing), there are no material defaults or material breaches under the Business Leases that constitute Purchased Assets, and no event has occurred which, with the giving of notice would constitute a material breach by Sellers of or a material default by Sellers under any of such Business Leases, provided that as to defaults and breaches by parties to such Business Leases other than Sellers or any of its Affiliates, the only defaults and breaches required to be disclosed on SCHEDULE 3.6.5(B) are those of which Sellers have Knowledge. Each of the Business Leases that constitute Purchased Assets is enforceable by and against Sellers, as applicable, in accordance with its terms, subject to the Enforceability
Exceptions. Sellers, as applicable, have valid leasehold interests in the premises covered by such Business Leases (the "Leased Premises"), and such Business Leases are free and clear of any Encumbrance, other than Permitted Encumbrances. To Sellers' Knowledge, no condition in the Leased Premises exists that could give rise to any suit, claim, action or proceeding by any Person or Governmental Authority against Sellers or Purchaser as a result of violations of any Environmental Laws. To Sellers' Knowledge, there currently does not exist on or in the Leased Premises or on or beneath the real property of which the Leased Premises are a part any Hazardous Materials in material violation of or non-compliance with any Environmental Laws. Neither Sellers nor their Affiliates have received any written notice of any such violation from any Governmental Authority.

         3.6.6 PERSONAL TANGIBLE PROPERTY. SCHEDULE 3.6.6(A) sets forth as of June 30, 2005 a complete list of tangible personal property (other than cash) that constitutes Purchased Assets as if such date were the applicable Closing Date, together with a description of the premises at which such tangible personal property is located. Except as set forth on SCHEDULE 3.6.6(B) as of the date hereof and as of the Closing (as Updated as of the Closing), Sellers have good and marketable title to all of their respective Purchased Assets constituting tangible personal property reflected as Purchased Assets in the Sellers' Financial Statements and to such Purchased Assets acquired after June 30, 2005 (other than assets since disposed of in the ordinary course) free and clear of all Encumbrances other than Permitted Encumbrances, and upon each Closing, Sellers shall transfer good and marketable title to their respective Purchased Assets constituting tangible personal property to Purchaser free and clear of Encumbrances other than Permitted Encumbrances.

         3.6.7 BUSINESS AND PURCHASED ASSETS. All of the Purchased Assets are owned or leased, as the case may be, by the respective Sellers and no Affiliate of Sellers owns any Purchased Assets. The Business is conducted by Sellers, and no Affiliate of Sellers conducts the Business. All of the Business Employees are employees of the respective Sellers, and no Affiliate of Sellers employs any of the Business Employees.

3.7 LITIGATION. Except as set forth on SCHEDULE 3.7 as of the date hereof and as of the Closing (as Updated as of the Closing), there is no litigation, arbitration or other proceeding or, to Sellers' Knowledge, investigation, of any court or other Governmental Authority pending or, to Sellers' Knowledge, threatened against Sellers in connection with the Business seeking or asserting
(i) damages in excess of $50,000, (ii) injunctive relief or other mandatory relief that would restrict the business operations of the Business (including the performance by the Business of any obligations arising in connection with any Risk Asset), (iii) to revoke any License, or (iv) an unsafe or unsound banking practice or a material violation of any Legal Requirement. Except as set forth on SCHEDULE 3.7 as of the date hereof and as of the Closing (as Updated as of the Closing), no Seller is a party to and is not bound by any order, judgment, injunction, decree or settlement agreement under which it may have continuing obligations with respect to the Business and which may restrict or affect the current operations of the Business. There is not pending any action against Sellers that may reasonably be expected to have the effect of preventing, delaying or making unlawful the consummation of the transactions contemplated by this Agreement and the Related Agreements. To Sellers' Knowledge, no such proceedings have been threatened.

3.8 CONTRACTS. Except as provided in this Section 3.8, SCHEDULE 3.8(A) as of the date hereof and as of the Closing (as Updated as of the Closing) sets forth all of the following Contracts with respect to the Business (specifying where applicable the Business Unit to which such Contract principally relates):

                (a) Contracts the performance of which is expected to involve consideration payable subsequent to the date of this Agreement in excess of $100,000 in the twelve (12) months from and after the Principal Closing;

                (b) Contracts which restrict in any material respect or contain material limitations on the ability of Sellers to freely conduct any line of business;

                (c)  Contracts  pursuant  to which any  Encumbrance,  other than
                     Permitted  Encumbrances,   is  placed  or  imposed  on  any
                     Purchased Assets;

                (d)  material Business Intellectual Property Contracts;

                (e) Contracts that constitute Purchased Assets that relate to the acquisition or disposition, outside of the ordinary course of business consistent with past practice, of any business (whether by merger, sale of stock, sale of assets or otherwise);

                (f) Contracts relating to indebtedness for borrowed money or the deferred purchase price of property (in either case, whether incurred, assumed, guaranteed or secured by any asset) entered into in connection with the Business, except any such agreement with an aggregate outstanding principal amount not exceeding $100,000;

                (g) partnership or joint venture agreements of Sellers relating to the Business; or

                (h) any other material Contract relating to the Business not terminable upon sixty (60) days' written notice.

SCHEDULE 3.8(A) excludes (i) Employee Plans or Contracts, (ii) Risk Asset Documents and Contracts evidencing or memorializing deposits or other liabilities reflected on Sellers' Financial Statements or reflecting Contingent Risk Liabilities, (iii) Business Leases and (iv) Contracts constituting Excluded Assets. True and correct copies of the written Contracts set forth on SCHEDULE 3.8(A) have been provided to Purchaser and accurate written descriptions of any oral Contracts set forth on SCHEDULE 3.8(A) have been provided to Purchaser. Except as set forth on SCHEDULE 3.8(B) as of the date hereof and as of the Closing (as Updated as of the Closing), no Seller is in default under said Contracts, and, to Sellers' Knowledge, no third parties are in default under said Contracts. The Contracts set forth on SCHEDULE 3.8(A) (except for oral Contracts to the extent subject to the statute of frauds) are enforceable by Sellers, as applicable, and, to Seller's Knowledge, the other parties thereto, in accordance with their terms, subject to the Enforceability Exceptions.

3.9      Intellectual Property and IT Assets.

         3.9.1 SCHEDULE 3.9.1 sets forth as of the date hereof and as of the Closing (as Updated as of the Closing) a true and complete list of all Registered Transferred Owned Business Intellectual Property, indicating for each, as applicable, the owner, jurisdiction and registration number (or application number).

         3.9.2 Sellers (i) own all right, title and interest in and to the Transferred Owned Business Intellectual Property, free and clear of all Encumbrances and (ii) have sufficient, valid and enforceable rights to use the Transferred Business Intellectual Property in connection with the operation of the Business, all of which rights shall survive unchanged the consummation of the transactions contemplated by this Agreement.

         3.9.3 The Transferred Owned Business Intellectual Property and, to Sellers' Knowledge, the Transferred Licensed Business Intellectual Property, are
(i) subsisting, valid, and enforceable and have not been adjudged invalid or unenforceable in whole or in part, (ii) currently in compliance with all formal legal requirements necessary to maintain the validity and enforceability thereof, and (iii) not subject to any outstanding order, judgment, decree or Contract materially adversely affecting Sellers' use thereof or rights thereto.

         3.9.4 The use of the Transferred Owned Business Intellectual Property and, to Sellers' Knowledge, the use of the Transferred Licensed Business Intellectual Property, in connection with the operation of the Business does not and has not for the past five (5) years infringed upon, misappropriated, diluted, violated or otherwise interfered or conflicted with the Intellectual Property Rights or rights of publicity or privacy of any third party. Except as listed on SCHEDULE 3.9.4 as of the date hereof and as of the Closing (as Updated as of the Closing), no actions, claims, proceedings or investigations are pending or have been asserted or threatened in writing provided to Sellers (or, to Sellers' Knowledge, otherwise asserted or threatened) against Sellers, and Sellers have not received any complaints, claims, notices or other communications, (i) alleging any of the foregoing, (ii) based upon, or challenging or seeking to deny or restrict, the use, licensing or transfer by Sellers of any of the Transferred Business Intellectual Property, or (iii) alleging that the Transferred Licensed Business Intellectual Property is being licensed or sublicensed in conflict with the terms of any Contract.

         3.9.5 No opposition, cancellation, interference, office action, reissue or re-examination proceeding, or any other action, litigation, objection, hearing, proceeding or investigation is pending or has been asserted or threatened in writing provided to Sellers (or, to Sellers' Knowledge, otherwise asserted or threatened) concerning the ownership, validity, registerability or enforceability of any Transferred Owned Business Intellectual Property and, to Sellers' Knowledge, no valid basis exists for any such action, litigation, objection, hearing, proceeding or investigation.

         3.9.6 To Sellers' Knowledge, no Person is engaging in any activity that infringes upon, misappropriates, dilutes, violates or otherwise interferes or conflicts with the Transferred Owned Business Intellectual Property. No actions, litigations, objections, demands, claims, hearings, proceedings or investigations alleging any of the foregoing have been asserted or are pending or threatened against any Person.

         3.9.7 No claim has been threatened or asserted that Sellers or, to Sellers' Knowledge, another Person, has breached any Transferred Business Intellectual Property Contract. There exists no event, condition or occurrence that, with the giving of notice or lapse of time, or both, would constitute a breach or material default by Sellers, or to Sellers' Knowledge, another Person, under any Transferred Business Intellectual Property Contract. No party to any Transferred Business Intellectual Property Contract has given Sellers notice of its intention to cancel, terminate, change the scope of rights under, or fail to renew any such Business Intellectual Property Contract. Sellers, nor to Sellers' Knowledge, any other party to any Transferred Business Intellectual Property Contract, have not repudiated any material provision thereof. Consummation of the transactions contemplated by this Agreement will not place Sellers in material breach or default of any Transferred Business Intellectual Property Contract, or trigger any material modification, termination or acceleration thereunder, or trigger any provision in any Transferred Business Intellectual Property Contract that would create any license under or Encumbrance on any Intellectual Property Rights owned or held by Purchaser.

         3.9.8 Sellers have taken reasonable measures to maintain the confidentiality of all confidential Transferred Business Intellectual Property. To Sellers' Knowledge, no Person has misappropriated any confidential Transferred Owned Business Intellectual Property, and to Sellers' Knowledge, the confidential Transferred Owned Business Intellectual Property has not been used, disclosed to or discovered by any Person except pursuant to valid non-disclosure and/or license agreements, which, to Sellers' Knowledge have not been breached. To Sellers' Knowledge, none of the Business Employees or any other employee of Sellers has any Patents issued or applications pending for any device, process, design or invention of any kind now used in or needed by the Business, which patents or applications have not been assigned to Sellers.

         3.9.9 The Business IT Assets have not materially malfunctioned or materially failed within the past three (3) years.

         3.9.10 Except as set forth on SCHEDULE 3.9.10 as of the date hereof and as of the Closing (as Updated as of the Closing), at the Closing for each Business Unit, Sellers will transfer and assign to Purchaser and Purchaser will have exclusive ownership of the Transferred Owned Business Intellectual Property and Transferred Business Intellectual Property Contracts free and clear of any licenses or any royalty to third persons or other payment obligations or Encumbrances.

3.10 LICENSES. SCHEDULE 3.10 sets forth each License of Sellers (other than those exclusively associated with the Principal Business Unit and the Licenses for the Sao Paolo and Manila representative offices) as of the date hereof and as of the Closing (as Updated as of the Closing). No Business Employee associated with a Business Unit (other than the Principal Business Unit) holds a professional License used in connection with the Business. The Licenses set forth on SCHEDULE 3.10 (together with Licenses for the Principal Business Unit and the Sao Paolo and Manila representative offices) constitute all of the Licenses that are necessary for the conduct of the Business as the Business is conducted as of the date hereof, except in each case for municipal or county business licenses and similar local licenses obtainable as a matter of right upon payment of a fee.

3.11 BOOKS AND RECORDS. Except as set forth in SCHEDULE 3.18, the Books and Records have been maintained in accordance with applicable Legal Requirements in all material respects and Sellers' customary business practices.

3.12     TAXES AND TAX RETURNS.

                  Each of Sellers has timely filed all Tax Returns attributable to the Business that it was required to file, and such Tax Returns are true, correct and complete in all respects, except where the nonfiling of such Tax Returns would not have a Material Adverse Effect. All Taxes shown to be payable on such Tax Returns or on subsequent assessments with respect thereto have been paid in full on a timely basis, and no other Taxes are payable by Sellers attributable to the Business with respect to any period ending prior to the date of this Agreement, whether or not shown due or reportable on such Tax Returns, in each case other than Taxes for which adequate accruals have been provided in Sellers' Financial Statements or for which the nonpayment would not have Material Adverse Effect. There are no Encumbrances for Taxes on the Purchased Assets, other than Permitted Encumbrances.

3.13     Employees and Employee Plans and Contracts.

         3.13.1 IDENTIFICATION OF EMPLOYEE PLANS AND CONTRACTS. Except as set forth on SCHEDULE 3.13.1 as of the date hereof and as of the Closing (as Updated as of the Closing), no Seller is a party to any Employee Plan or Contract. Each Employee Plan or Contract providing retirement or pension benefits for Business Employees resident outside the United States is separately identified on
SCHEDULE 3.13.1. True and correct copies of each Employee Plan or Contract to which a Seller is a party have been made available to Purchaser. Sellers shall promptly update Schedule 3.13.1 following the date hereof (but, in any event, before the Closing) to reflect any changes in Sellers' Retention Program.

         3.13.2 IDENTIFICATION OF EMPLOYEES. SCHEDULE 3.13.2 contains a complete and accurate list of each Business Employee as of the date hereof and as of the Closing (as Updated as of the Closing), including each employee on leave of absence, together with the following information: employee number, position title, date of hire, current rate of compensation, compensation history for the past two years (including base pay, incentive pay and any equity or equity-linked awards) and Severance Benefits (other than Severance Benefits required to be provided by Legal Requirements that are not otherwise part of Sellers' applicable and effective written plan or policy or otherwise embodied in a Contract with any Business Employee) payable (if the employee were to be terminated without cause and not employed by Purchaser as contemplated hereunder) as of March 31, 2006 based on a calculation of Severance Benefits (other than Severance Benefits required to be provided by Legal Requirements that are not otherwise part of Sellers' applicable and effective written plan or policy or otherwise embodied in a Contract with any Business Employee) using the criteria existing as of the date hereof. The updated SCHEDULE 3.13.2 to be delivered pursuant to Section 5.17 shall reflect any changes in the information contained in SCHEDULE 3.13.2 from and after the date hereof.

         3.13.3 ERISA PLANS. Each existing ERISA Plan covering current or former Business Employees is separately identified on SCHEDULE 3.13.1 as of the date hereof and as of the Closing (as Updated as of the Closing). Each such ERISA Plan that is intended to be qualified under Section 401 of the Code has received a favorable determination letter from the Internal Revenue Service covering all tax law changes prior to the Economic Growth and Tax Relief Reconciliation Act of 2001 stating it is so qualified and has been separately identified on
SCHEDULE 3.13.1. Except as set forth on SCHEDULE 3.13.3 as of the date hereof and as of the Closing (as Updated as of the Closing), Sellers or their Affiliates, as the case may be, or the administrator of each such ERISA Plan, has administered each ERISA Plan covering current Business Employees in material compliance with the provisions thereof and of ERISA and reasonable interpretations thereof. No Seller or any of its Affiliates has any liability
(i) under Title IV of ERISA, Section 302 of ERISA or Sections 412 and 4971 of the Code, (ii) as a result of failure to comply with the continuation coverage requirements of Section 601 et seq. of ERISA or Section 4980B of the Code or
(iii) with respect to any multiemployer plan within the meaning of Section 3(37) of ERISA.

         3.13.4 NON-U.S. PENSION PLANS. Except as set forth on SCHEDULE 3.13.4 as of the date hereof and as of the Closing (as Updated as of the Closing), each Employee Plan or Contract providing retirement or pension benefits for Business Employees resident outside the United States has been administered in all material respects in accordance with applicable Legal Requirements.

3.14 LABOR RELATIONS. Except as set forth on SCHEDULE 3.14 as of the date hereof and as of the Closing (as Updated as of the Closing), none of the Business Employees are members of a labor union or subject to a collective bargaining agreement or actively seeking formation of a labor union with respect to their employment with Sellers. Except as set forth on SCHEDULE 3.14 as of the date hereof and as of the Closing (as Updated as of the Closing), there are no pending or, to the Knowledge of Sellers', threatened labor disputes or grievances with respect to any Business Employees.

3.15 INSURANCE. SCHEDULE 3.15 as of the date hereof and as of the Closing (as Updated as of the Closing) lists all insurance policies covering Sellers which relate, in whole or in part, to the operations of the Business outside of the United States by type of insurance, name of insurer, expiration date, deductibles and policy limits. All such insurance policies provide full and adequate coverage for all normal risks incident to the Business and are in full force and effect, and all premiums due with respect to such insurance policies have been paid.

3.16 BROKERS OR FINDERS. Other than with respect to Merrill Lynch & Co., the fees and expenses of which shall be paid by Sellers, neither Sellers nor any of their Affiliates have incurred any obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payment in connection with this Agreement and the transactions contemplated hereby or by the Related Agreements.

3.17 ABSENCE OF CERTAIN CHANGES AND EVENTS. Except as set forth on SCHEDULE 3.17, from December 31, 2004 to the date hereof Sellers have conducted the Business in the ordinary course of business, and Sellers (in connection with the operation of the Business) have not:

                (a)  Increased  the  rate  of   compensation   to  any  Business
                     Employee, except for such changes made in the ordinary course of business consistent with past practices and as do not, in the aggregate for all Business Employees (including increases in bonuses and accruals under any non-qualified deferred compensation plan) exceed an increase of 5% or more on an annualized basis;

                (b) Paid any bonus or extraordinary compensation to any Business Employee (other than normal bonuses consistent with past practice granted in respect of the 2004 calendar year, the amount of which has been accrued on Sellers' Financial Statements);

                (c) Adopted, entered into or modified any Employee Plan or Contract;

                (d) Prior to the date hereof, suffered or, other than in the ordinary course of business consistent with past practice, initiated the loss or termination of any Contract set forth on SCHEDULE 3.8;

                (e) Sold, leased or otherwise disposed of any assets of the Business other than in the ordinary course of business consistent with past practice that are individually or in the aggregate material to the operation of the Business (other than Excluded Assets);

                (f) Incurred any damage, destruction or loss to any asset or property dedicated to the use of the Business (other than Excluded Assets) that resulted in material damages in the aggregate;

                (g) Made any change in the accounting methods used in connection with the Business, except as may be required by GAAP or other than in the ordinary course of business consistent with past practice;

                (h) Experienced any event or condition that, individually or in the aggregate, has had or would be reasonably likely to have, a Material Adverse Effect on the Business; or

                (i) Entered into any agreement or commitment to do any of the foregoing.

3.18 COMPLIANCE WITH LEGAL REQUIREMENTS. All of the representations and warranties made in this Section 3.18 are subject to the matters disclosed on
SCHEDULE 3.18 as of the date hereof and as of the Closing (as Updated as of the Closing). Each Seller is in compliance in all material respects with Legal Requirements applicable to the Business. No Seller has committed any breach of any Legal Requirement that may reasonably, individually or in the aggregate, be expected to result in any material penalty or fine with respect to the Business, suspension or loss of any License set forth on SCHEDULE 3.10, or other adverse or remedial action that would materially interfere with the conduct of the Business. Without limiting the foregoing, in each case in connection with the
Business: (i) Sellers are not aware of any facts or circumstances that exist, which would cause any of Sellers to be deemed to be operating in violation in any material respect of the Federal Bank Secrecy Act, as amended, and its implementing regulations, the USA PATRIOT ACT of 2001 and the regulations promulgated thereunder, any order issued with respect to anti-money laundering by the U.S. Department of the Treasury's Office of Foreign Assets Control, or any other applicable anti-money laundering statute, rule or regulation, (ii) Sellers are not aware of any facts or circumstances which would cause Sellers to believe that any non-public customer information has been disclosed to or accessed by an unauthorized third party in a manner which would cause any Seller to undertake any material remedial action, (iii) UBOC's and UBOCI's respective boards of directors have adopted and implemented an anti-money laundering program that contains adequate and appropriate customer identification verification procedures that comply with Section 326 of the USA PATRIOT ACT of 2001 and the regulations promulgated thereunder and such anti-money laundering program meets the requirements in all material respects of Section 352 of the USA PATRIOT ACT of 2001 and the regulations promulgated thereunder, (iv) Sellers have complied in all material respects with any requirements to file reports and other necessary documents as required by the USA PATRIOT ACT of 2001 and the regulations promulgated thereunder, (v) none of Sellers, nor, to Sellers' Knowledge, any agent or other person acting on behalf of Sellers, has (A) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (B) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (C) failed to disclose fully any contribution made by Sellers (or made by any person acting on its behalf of which Sellers are aware) which is in violation of law, or (D) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended. Sellers have a system of internal accounting controls, recordkeeping and procedures sufficient to comply with the Foreign Corrupt Practices Act of 1997, as amended, and the economic sanctions of the United States administered by the U.S. Treasury Department's Office of Foreign Assets Control.

3.19 SELLERS' APPROVALS. Sellers do not require any approvals of or notice filings with any Governmental Authority or other third party, except for those to be obtained prior to the applicable Closing Date for the Closing of each Business Unit and set forth on SCHEDULE 3.19 (the "Sellers' Approvals"), in order to consummate the transactions described in this Agreement and the Related Agreements. SCHEDULE 3.19 shall set forth the specific Sellers' Approvals necessary for the Closing of each Business Unit. As the context requires, the term "Sellers' Approvals" shall refer to the specific Sellers' Approvals necessary for the Closing of the applicable Business Unit.

3.20 HART-SCOTT RODINO. In connection with the HSR Act, and the applicable regulations thereunder, 16 C.F.R. Parts 801-803, all of the information that Sellers have provided to Purchaser that could reasonably be used in a fair market value determination of the Purchased Assets and the Assumed Obligations (other than the Customers, any Risk Participation Assets, Contingent Risk Liabilities or foreign assets to which no sales in or into the United States of America are attributable) is true and correct in all material respects.

                                   ARTICLE IV

                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

         Purchaser hereby warrants and represents to Sellers as of the date hereof and as of each Closing (to the extent reasonably applicable to such Closing and except to the extent that such representation and warranty is made as of a specific date, in which case such representation and warranty shall be as of such specific date) that:

4.1 STATUS OF PURCHASER. Purchaser is a national bank, validly existing and in good standing under the laws of the United States of America. Purchaser has full corporate power and authority to conduct its business as it is now being conducted. As of the date of this Agreement, Purchaser is duly licensed to conduct international banking operations outside the United States through its branches and representative offices.

4.2 ENFORCEABILITY. Purchaser has full corporate power and authority to execute and to deliver this Agreement and the Related Agreements to which it is a Party, and to carry out the transactions contemplated herein and therein. Purchaser has taken all necessary corporate action to authorize its execution and performance of this Agreement and the Related Agreements to which it is a Party. Each of this Agreement and the Related Agreements is the valid and binding obligation of Purchaser, and enforceable against Purchaser in accordance with its terms, except as such enforceability may be limited by the Enforceability Exceptions. The execution, delivery and performance by Purchaser of this Agreement and each of the Related Agreements to which it is a Party will not, with or without the giving of notice or passage of time or both, (i) conflict with, result in a default, right to accelerate or loss of rights under, or result in the creation of any lien, charge or encumbrance pursuant to any provision of any mortgage, deed of trust, indenture, loan or credit agreement, lease, license agreement or other Contract to which Purchaser is a party or by which it is bound or affected, (ii) conflict with or result in a default under any provision of the certificate of incorporation or by-laws of Purchaser, or any effective resolution of the directors or stockholders of Purchaser, or (iii) conflict with or result in a violation of any Legal Requirement.

4.3 CERTAIN PROCEEDINGS. There is not pending any action against Purchaser that may reasonably be expected to have the effect of preventing or delaying or making unlawful the consummation of the transactions contemplated by this Agreement and the Related Agreements. To Purchaser's Knowledge, no such proceeding has been threatened.

4.4 BROKERS OR FINDERS. Neither Purchaser nor any of its Affiliates has incurred any obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payment in connection with this Agreement and the transactions contemplated hereby or by the Related Agreements.

4.5 PURCHASER'S APPROVALS. Purchaser requires no approvals of or notice filings with any Governmental Authority or other third party except for those to be obtained prior to the applicable Closing Date for the Closing of each Business Unit and set forth on SCHEDULE 4.5 (the "Purchaser's Approvals"), in order to consummate the transactions described in this Agreement and the Related Agreements. SCHEDULE

4.5 shall set forth the specific Purchaser's Approvals necessary for the Closing of each Business Unit. As the context requires, the term "Purchaser's Approvals" shall refer to the specific Purchaser's Approvals necessary for the Closing of the applicable Business Unit.

4.6 INVESTMENT COMPANY. Purchaser is not an investment company subject to registration and regulation under the Investment Company Act of 1940, as amended.

4.7 BANK REGULATORY MATTERS. To Purchaser's Knowledge, there are no facts or circumstances, and it has engaged in no acts, practices or courses of conduct, that reasonably would cause a Governmental Authority, including but not limited to the OCC and the Federal Reserve, and any other applicable federal, state or foreign bank regulatory authority, to deny, object to or limit in any material respect any of Purchaser's Approvals or to take any other action that would make Purchaser's representation and warranty in Section 4.5 untrue as of the Closing.

4.8 FINANCING AVAILABLE. Purchaser has available, and at the Closing will have available, sufficient cash to consummate the transactions contemplated by this Agreement and the Related Agreements and to pay all related fees and expenses required to be paid by Purchaser hereunder and thereunder.

4.9 BASELINE PURCHASER ADCR. The Baseline Purchaser ADCR is a true and correct statement of the ADCR of Purchaser generated during the Baseline Period and is derived from the books and records for Purchaser's operations for the Baseline Period, consistent with such books and records.

4.10 HART-SCOTT RODINO. In connection with the HSR Act, and the applicable regulations thereunder, 16 C.F.R. Parts 801-803, and based on information supplied by Sellers, Purchaser has, in good faith, determined that the fair market value of the Purchased Assets and the Assumed Obligations (other than the Customers, any Risk Participation Assets, Contingent Risk Liabilities, and foreign assets to which no sales in or into the United States of America are attributable and not taking into account the Base Purchase Price) does not exceed $53,100,000.

                                   ARTICLE V

                 ADDITIONAL AGREEMENTS OF SELLERS AND PURCHASER

5.1      Conduct of the Business.

                (a) Prior to the Closing of a particular Business Unit or the termination of this Agreement pursuant to the terms hereof, except as contemplated hereby (including, without limitation, as set forth on SCHEDULE 5.1(B)) or by Section 5.4, Sellers shall conduct the Business of such Business Unit only in the ordinary course of business, substantially consistent with past practice, and will use commercially reasonable efforts to preserve the business organization and relationships of Sellers as they relate to the Business, preserve the Business's rights, franchises, goodwill and client relations, preserve the Licenses issued to Sellers for the conduct of the Business in full force and effect consistent with past practice, keep available the services of the Business Employees and other employees directly involved in the Business, preserve Sellers relationships with the Customers and others having business dealings with the Business and continue to market existing Customers for new business consistent with past practice.

                (b) Without limiting the generality of Section 5.1(a), during the period from the date of this Agreement to the Closing Date, to the extent it affects the Business and except as set forth on SCHEDULE 5.1(B) or as expressly permitted by this Agreement, Sellers shall not, without the prior written consent of Purchaser:

                     (i) other than in the ordinary course of business consistent with past practice, originate, terminate, transfer or otherwise dispose of any Purchased Assets or Risk Assets of the Business;

                     (ii) waive any material claims or rights relating to Purchased Assets, except in the ordinary course of business consistent with past practices;

                     (iii) adopt, enter into or modify any Employee Plan or Contract, or grant any increase in the compensation or benefits thereunder affecting Business Employees other than (i) increases in the ordinary course of business consistent with past practices and (ii) adoption or modification of any Employee Plan or Contract generally applicable to employees of UBOC and/or its Affiliates and not limited to the Business; PROVIDED, HOWEVER, that this provision shall not prohibit Sellers from (i) establishing, increasing or amending any Severance Benefits, retention or other incentive benefits for Business Employees that they reasonably believe are necessary or appropriate to preserve the Business intact and/or encourage successful consummation of the transactions contemplated by this Agreement so long as Sellers consult in good faith with Purchaser reasonably in advance (or in the event of exigent circumstances, as soon as practical thereafter) of implementing any of the preceding and all actual and potential obligations and liabilities resulting therefrom are paid by Sellers; (ii) satisfying contractual obligations existing as of the date hereof and disclosed on SCHEDULE 3.13.1 and (iii) making modifications required by changes in, or the interpretation or application of applicable Legal Requirements;

                     (iv) make any change, in a manner that would be adverse to the Business or to Purchaser under the terms of this Agreement, in accounting methods, principles or practices used in connection with the Business, except insofar as may be required by a change in GAAP or tax accounting principles or as may be required by Legal Requirements;

                     (v)            terminate  the  services   (other  than  for
                                    cause) or substantially change the duties of any Business Employee;

                     (vi) solicit the employment of any Business Employee unless Purchaser has notified UBOC in writing that it will not make an offer of employment to the Business Employee, or that Purchaser's offer of employment has been rejected by the Business Employee;

                     (vii) maintain the Books and Records other than consistent with all Legal Requirements in all material respects and in the same manner and with the same care that such Books and Records have been maintained prior to the execution of this Agreement;

                     (viii) except in the ordinary course of business consistent with past practice, incur, create or assume any Encumbrance on any of the Purchased Assets other than a Permitted Encumbrance;

                     (ix) except in the ordinary course of business consistent with past practice, sell, lease, license, transfer or dispose of any of the Purchased Assets or the Risk Assets;

                     (x) except in the ordinary course of business consistent with past practice, terminate or materially extend or materially modify any Contract described on SCHEDULE 3.8 that constitutes a Purchased Asset or enter into any Contract that would have been required to have been listed on SCHEDULE 3.8 had it been effective as of the date hereof;

                     (xi) except in the ordinary course of business consistent with past practice, (A) sell, assign, or grant any security interest in any Transferred Business Intellectual Property, Transferred Business IT Assets or Transferred Business Intellectual Property Contract, (B) grant to any third party any license in, to or under any Transferred Business Intellectual Property, (C) develop, create, or invent any Business Intellectual Property jointly with any third party, (D) disclose or allow to be disclosed to any Person not a Business Employee any Transferred Business Intellectual Property not heretofore a matter of public knowledge, except pursuant to judicial or administrative process or in accordance with an agreement that contains reasonable confidentiality obligations, or (E) permit any item of Transferred Owned Business Intellectual Property to lapse or to be abandoned,  dedicated,  or  disclaimed,  and
                                    Sellers   shall   perform   all   applicable
                                    filings, recordings, and other acts, and pay all required fees and taxes, to maintain and protect their interest in each and every item of Transferred Business Intellectual Property;

                     (xii) make any material loans, advances or capital contributions to, or investments in, any other Person in connection with the Business other than (i) the origination or acquisition of Risk Assets in the ordinary course and (ii) loans, advances, capital contributions or investments by a Seller to or in another Seller; and

                     (xiii) agree in writing or otherwise to take any of the actions described above in this Section 5.1(b).

                (c) For purposes of clarification, the Parties acknowledge and agree that Sellers shall not be deemed to be in breach of the provisions of this Section 5.1, to the extent that (i) Purchaser or any of its Affiliates causes or requests the actions or omissions described herein in connection with the conduct of the Business, (ii) such actions or omissions are taken or made in accordance with other provisions of this Agreement or the Conversion Protocols or (iii) such actions or omissions are not expressly prohibited by the Conversion Protocols and are taken or made (A) in good faith, (B) not for any purpose that would be reasonably likely to be adverse to Purchaser, (C) in a commercially reasonable manner and (D) for purposes of preserving the Sellers' relationships with the Customers and/or retaining Business Employees; provided that any such actions taken for purposes of retaining Business Employees shall be deemed part of Sellers' Retention Program.

                (d)  By way of  clarification,  the  covenants set forth in this
                     Section 5.1 shall not apply to the conduct of the Business by the Sellers of any Business Unit that has been subject to a Closing. To the extent that any Business Employees of such Business Unit continue to be employed, or Customers of such Business Unit continue to be serviced, by Sellers following the Closing of such Business Unit, the duties and obligations of Sellers shall be as set forth in Section 5.4.

5.2 PURCHASER'S ACCESS TO THE BUSINESS PRIOR TO CLOSING. Between the date of this Agreement and the Closing Date, subject to Legal Requirements, Sellers shall afford to Purchaser and its authorized agents and representatives access, upon reasonable notice and during normal business hours, to all Contracts, documents and information of or relating to the assets, liabilities, business, operations and other aspects of the Business; PROVIDED, HOWEVER, that Purchaser's agents and representatives shall not have access to (i) information that is legally privileged or to which Purchaser's access is not permitted pursuant to any contractual obligation or Legal Requirement, (ii) Tax records and information (other than Tax records or information of Customers to the extent such records and information are pertinent to Purchaser's acquisition of the Business hereunder and are not proscribed from being disclosed to Purchaser and/or its agents and representatives pursuant to any Legal Requirement), and
(iii) Contracts, documents and information pertaining to the operations of Sellers or their Affiliates other than the Business. Sellers shall cause the Business Employees and other employees of Affiliates of Sellers to provide reasonable assistance to Purchaser in Purchaser's investigation of matters relating to the transactions contemplated hereby and by the Related Agreements; PROVIDED, HOWEVER, that Purchaser's investigation shall be conducted in a manner which does not unreasonably interfere with the normal operations, client and employee relations of Sellers and Sellers' Affiliates. Without limiting any of the terms thereof, (i) the terms of Section 5.14 shall govern Purchaser's and its Representatives' obligations with respect to all Proprietary Information with respect to the Business, Sellers and their Affiliates and other related Persons, which has been provided or made available to them at any time, including during the period between the date of this Agreement and each Closing Date; PROVIDED, HOWEVER, that this sentence shall not apply to communications approved by the Parties in accordance with Section 5.7, and (ii) Purchaser shall maintain the confidentiality of all nonpublic personal information of Sellers' and their Affiliates' customers as required under applicable Legal Requirements, including but not limited to the requirements of 12 U.S.C. ss.ss. 6801-6809 and implementing rules and regulations thereunder. No investigation conducted before or after the date hereof by any Person shall be deemed to modify in any way any representation or warranty contained in this Agreement, the Related Agreements or any certificate furnished or to be furnished hereunder.

5.3      Performance of this Agreement; Notification of Certain Matters.

                (a) Subject to the limitations set forth in Section 5.10, each of the Parties hereto shall execute such documents and other papers and perform such further acts as may be reasonably required to carry out the provisions hereof and the transactions contemplated hereby and by the Related Agreements. Subject to the limitations set forth in Section 5.10, each such Party shall, at or prior to each Closing Date, use its reasonable best efforts to fulfill or obtain the fulfill-ment of the conditions precedent to the consummation of the transactions contemplated hereby, including the execution and delivery of any documents, certificates, instruments or other papers that are reasonably required for the consummation of the transactions contemplated hereby.

                (b)  Each Party shall give  prompt  notice to the other Party of
                     (i) the occurrence, or failure to occur, of any event or the existence of any condition that has caused or could reasonably be expected to cause any of its representations or warranties contained in this Agreement to be untrue or inaccurate in any material respect at any time after the date of this Agreement, up to and including the last to occur of the Effective Times (except to the extent such representations and warranties are given as of a particular date or period and relate solely to such particular date or period), and (ii) any failure on its part to comply in any material respect with or satisfy any covenant, conditions or agreement to be complied with or satisfied by it under this Agreement.

5.4      CONVERSION.

         5.4.1 GENERAL PROCEDURES. The parties acknowledge and agree that the transactions contemplated by this Agreement shall be consummated following the Principal Closing by referring the Customers from Sellers to Purchaser and, more particularly, by transitioning and redirecting the transaction flows related to each Customer, to the extent related to the Business, from Sellers' information systems to Purchaser's information systems. Prior to the Principal Closing, the Parties shall use their respective reasonable best efforts to cooperate with and assist each other in preparing for such transfer of Customers, including without limitation by introducing the Customers to Purchaser; provided that nothing in this Agreement or any of the Related Agreements shall require Purchaser to make any such efforts with respect to Excluded Accounts. The actual transfer of Customers (and the accompanying hire by Purchaser of the Business Employees pursuant to Section 5.5) shall commence with the Principal Closing. The entire process of transitioning and redirecting Customers from Sellers to Purchaser, including the preparatory measures taken prior to the Principal Closing and the actual transfer of Customers following the Principal Closing (accompanied by the hire by Purchaser of Business Employees) shall be referred to as the "Conversion." The Conversion shall be accomplished in accordance with the process, guidelines, policies and procedures set forth in SCHEDULE 5.4 (the "Conversion Protocols"). The Conversion Protocols shall be updated by the parties from time to time (including following Closings if the Parties deem it appropriate) to set out any changes in the process, guidelines, policies and procedures pursuant to which the Conversion shall take place. From and after the Principal Closing until the Sellers' Shutdown Date, the Sellers and Purchaser shall use their reasonable best efforts to implement the Conversion in accordance with the Conversion Protocols and as further set forth below in this
Section 5.4. Notwithstanding any covenant in this Agreement to the contrary, Sellers shall have no obligation to (i) continue the employment of any Business Employee not listed on ATTACHMENT A to SCHEDULE 5.4 to the extent that Sellers can continue to provide appropriate service levels (consistent with services levels provided as of the date of this Agreement) to Customers, (ii) pay any Business Employees amounts in excess of those required under Employee Plans and Contracts in effect as of the date of this Agreement, (iii) hire additional employees for the Business, (iv) invest in any new technological infrastructure or new furnishings, fixtures or equipment, (v) engage in marketing efforts for new customers, or (vi) otherwise undertake any efforts for the expansion of the Business. During the Conversion, in each circumstance where Sellers are permitted under this Agreement to terminate the services (other than for cause) or substantially change the duties of any Business Employee, Sellers shall provide Purchaser with ten (10) days' written notice prior to such action in order to allow Purchaser to make use of such Business

Employee if it so determines. In the event Purchaser notifies Sellers within such notice period of its determination to use such Business Employee, Purchaser, at its option, shall either promptly (i) offer to hire such Business Employee (and thereby include the relevant Business Employee on ATTACHMENT A to SCHEDULE 5.4) or (ii) lease all of his or her time under the Business Employee Leasing Agreement in accordance with the Conversion Protocols; PROVIDED THAT no such notice shall be required in connection with a termination pursuant to the Conversion Protocols.

         5.4.2 COSTS/REVENUES OF SELLERS' POST-CLOSING OPERATIONS. The Parties acknowledge that the rationale for Sellers to continue to provide services to Customers following a Closing is to permit Purchaser the time to provide for a full and effective Conversion of as many Customers as possible and the transfer of Business Employees to Purchaser in an orderly fashion, including the conversion of transaction processes from Sellers' platform to Purchaser's platform. The Parties further acknowledge that during the time Sellers continue to keep their organization intact and otherwise fulfill their obligations under this Section 5.4 and the Conversion Protocols, Sellers shall be incurring continuing operating expenses associated with the ongoing operation of the Business. In consideration of these ongoing efforts and the ongoing incurrence of costs prior to the Sellers' Shutdown Date, the Parties agree that Sellers shall be entitled to keep (in lieu of payment by Purchaser to Sellers of any service fee) all revenues from such operations generated by Customers that have not yet been converted to Purchaser.

5.5      EMPLOYEE MATTERS.

                (a)  [Reserved]

                (b) Purchaser shall provide to Accepting Employees employee benefits that are substantially comparable in the aggregate with the benefits provided to similarly situated employees of Purchaser. In addition, Purchaser shall grant all Accepting Employees, for purposes of employee benefit rights, the privileges set forth on SCHEDULE 5.5(B).

                (c) Sellers agree to provide COBRA continuation coverage for all of Sellers' Business Employees (and their covered dependents) to the extent required by Legal Requirements.

                (d) At the relevant Employment Time, Sellers will pay to each Accepting Employee his or her accrued paid time off as of the Employment Time; PROVIDED, HOWEVER, to the extent applicable Legal Requirements outside of the United States require that Purchaser carry over such accrued paid time off, UBOC shall pay to Purchaser the amount thereof.

                (e) Except as provided in this subsection, all employment records of each Business Employee compiled by Sellers prior the Employment Time will be retained by Sellers or their designee. At the Employment Time of an Accepting Employee, UBOC shall deliver to Purchaser an electronic employment record for such Accepting Employee (i) in the form of, and containing the fields specified in, SCHEDULE 5.5(E)(I) AND
                     (II) with the consent of the Accepting Employee to the release of such information (which consent UBOC undertakes to make reasonable efforts in collaboration with Purchaser to obtain), in the form of, and containing the fields specified in, SCHEDULE 5.5(E)(II). Sellers will retain originals of all such records and will grant access by Purchaser to such records, subject to Sellers' personnel policies and applicable Legal Requirements related to disclosure of personnel files.

                (f) UBOC shall be solely responsible for and shall expressly assume and hold Purchaser and its Affiliates harmless against (i) all liabilities and obligations owed by Sellers to each Business Employee who is not an Accepting Employee and (ii) all liabilities and obligations owed by Sellers to each Business Employee who is an Accepting Employee other than those liabilities and obligations expressly assumed by Purchaser pursuant to Section 5.5(b).

                (g) As of the relevant Employment Time, each Accepting Employee shall cease to be covered by Sellers' Welfare Plans. Sellers shall retain responsibility for all Welfare Plan claims incurred by Accepting Employees before the relevant Employment Time. Sellers shall retain any obligation for payment of long or short-term disability claims arising from disabilities of Accepting Employees that occurred before the relevant Employment Time. Purchaser shall be responsible for payment of long and short-term disability claims that arise from disabilities of Accepting Employees that occur on or after relevant Employment Time to the extent covered by Purchaser's disability plans, if any. For purposes of this paragraph, a claim shall be deemed to have been incurred when the medical or other service giving rise to the claim is performed, except that disability claims shall be deemed to have been incurred on the date the Accepting Employee becomes disabled.

                (h) UBOC shall be solely responsible for and shall expressly assume and hold Purchaser harmless against all payments due under Sellers' Retention Program.

5.6      [RESERVED]

5.7 COMMUNICATIONS. Except pursuant to any Legal Requirements (including, without limitation, the filing of periodic and other reports with the Securities and Exchange Commission or other Governmental Authorities concerning the transactions contemplated by this Agreement and the Related Agreements) or the rules of any applicable stock exchange (provided that each Party shall use commercially reasonable efforts to notify each other Party of any release, communication or announcement required pursuant to any Legal Requirements or stock exchange rules), no release, communication or announcement concerning this Agreement or the transactions contemplated hereby or by the Related Agreements shall be made without advance written approval thereof by UBOC and Purchaser, which approval shall not be unreasonably conditioned, delayed or withheld. UBOC and Purchaser shall cooperate with each other in making any such release, communication or announcement. Each Party shall request confidential treatment of information (except to the extent it has previously been publicly disclosed or there is otherwise no reasonable basis for such request) concerning the transactions contemplated by this Agreement and the Related Agreements when filing such information with, or communicating such information to, banking agencies and other Governmental Authorities which allow confidential treatment of such type of information. UBOC and Purchaser have prepared a mutually acceptable communications plan for announcing the status of the transactions contemplated hereby and by the Related Agreements, any related events that will occur prior to the Closing, and Purchaser's plans with respect to future relations with or employment of the Business Employees and the Customers.

5.8 EXECUTION AND DELIVERY OF DOCUMENTS. All agreements or certificates delivered in connection with the transactions contemplated by this Agreement shall be deemed to be delivered by the corporations or companies executing the same, and the individual officers executing the same shall not be personally liable thereon.

5.9      Cooperation after the Closing.

         5.9.1 FURTHER ASSURANCES. After the Closing, Sellers and Purchaser shall cooperate with each other by furnishing any additional information and executing and delivering any additional documents as may be reasonably requested by the other to further perfect or evidence the consummation of, or otherwise implement, any transaction contemplated by this Agreement and the Related Agreements, or to aid in the preparation of any regulatory filing, including (subject to the provisions of Article VIII) Tax Returns; PROVIDED, HOWEVER, that any such additional documents must be reasonably satisfactory to each of the Parties and not impose upon either Party any material liability, risk, obligation, loss, cost or expense not contemplated by this Agreement or the Related Agreements. After the Principal Closing, Purchaser shall furnish to Sellers all information and documentation requested by Sellers to satisfy UBOCI's obligations under the Written Agreement or any amendment or replacement thereof, all out-of-pocket costs of which shall be borne by Sellers. After the Closing of any Business Unit, Purchaser shall furnish Sellers any information or documentation they may reasonably request in connection with the closing or wind-down of any of Sellers' continuing operations (not transferred in connection with such Closing) associated with such Business Unit. After the Closing, Sellers and Purchaser, as the case may be, shall afford or cause to be afforded to any Indemnifying Party pursuant to Article X hereof such access to all books, records and personnel of Sellers during normal business hours as shall be reasonably requested with respect to any claim or assertion of any Loss. Sellers may retain copies of any Books and Records as of the Closing Date, which if retained shall be held subject to Section 5.15.

         5.9.2 SELLERS' ACCESS TO RECORDS. Except as to Tax books, records and information, which are subject to the provisions of Section 8.1, for a period of seven years after the last Closing Date hereunder, subject to applicable Legal Requirements, Sellers and their representatives shall have reasonable access to all of the Books and Records to the extent that such access may reasonably be required by Sellers in connection with matters relating to or affected by the operations of Sellers prior to the Closing Date. Such access shall be afforded by Purchaser upon receipt of reasonable advance notice and during normal business hours. UBOC shall be solely responsible for any costs or expenses incurred by it pursuant to this Section 5.9.4. If Sellers desire to acquire any of such Books and Records after the expiration of such seven-year period, Sellers shall, prior to the expiration of such seven-year period, give Purchaser notice thereof and after receiving such notice Purchaser shall either (i) continue to provide Sellers access to the Books and Records in the manner set forth above, or (ii) if at any time after receiving such notice Purchaser elects to destroy or otherwise not retain such Books and Records, segregate and permit Sellers, at UBOC's expense, to remove such Books and Records as Sellers may select.

         5.9.3 PURCHASER'S ACCESS TO RECORDS. Except as to Tax books, records and information, which are subject to the provisions of Section 8.1, for a period of seven years after the last Closing Date hereunder, subject to applicable Legal Requirements, Purchaser and its representatives shall have reasonable access to all of the books and records that UBOC or any of its Affiliates may retain after the Closing Date, to the extent related to the Business. Such access shall be afforded by UBOC and its Affiliates upon receipt of reasonable advance notice and during normal business hours. Purchaser shall be solely responsible for any costs and expenses incurred by it pursuant to this
Section 5.9.3. If Purchaser desires to acquire any of such Books and Records after the expiration of such seven-year period, Purchaser shall, prior to the expiration of such seven-year period, give Sellers notice thereof and after receiving such notice Sellers shall either (i) continue to provide Purchaser access to the Books and Records in the manner set forth above, or (ii) if at any time after receiving such notice Sellers elect to destroy or otherwise not retain such Books and Records, segregate and permit Purchaser, at Purchaser's expense, to remove such Books and Records as Purchaser may select.

5.10     Regulatory Approvals; Third Party Consents.

         5.10.1 REGULATORY APPROVALS. Sellers and Purchaser shall cooperate and use commercially reasonable efforts to obtain all consents, approvals and agreements  of,  and to  give  and  make  all  notices  and  filings  with,  any
Governmental Authority necessary to authorize, approve or permit the consummation of the transactions contemplated by this Agreement, the Related Agreements and any other agreements contemplated hereby or thereby, including, without limitation, as set forth on SCHEDULE 3.19 and SCHEDULE 4.5; PROVIDED, HOWEVER, that nothing in this Agreement shall require, or be construed to require, Purchaser or Sellers to proffer to, or agree to, sell, divest, lease, license, transfer, dispose of or otherwise encumber or hold separate, before or after the Effective Time of any Closing, material assets, licenses, operations, rights, product lines, businesses or their interest therein or any of their respective Affiliates or to agree to any material changes or restriction on, or other material impairment of the ability of Purchaser or Sellers, as the case may be, to own or operate, any such assets, licenses, product lines, businesses or interests therein. Without limiting the generality of the foregoing, Purchaser and Sellers and their respective Affiliates shall, as promptly as reasonably practicable, file with all foreign Government Authorities applications and/or notices required to be made by them to obtain the non-US approvals set forth in SCHEDULE 3.19 or SCHEDULE 4.5, as the case may be. Purchaser and UBOC will keep each other informed of the status of matters relating to obtaining the regulatory approvals set forth on SCHEDULE 3.19 and
SCHEDULE 4.5. It is expressly understood by the Parties that each Party shall use commercially reasonable efforts to ensure that representatives of both Purchaser and UBOC shall have the right to attend and participate in any hearing, proceeding, meeting, conference or similar event before or with a Governmental Authority or other organization relating to this Agreement or a Related Agreement. In furtherance of the foregoing, Purchaser and UBOC shall provide each other reasonable advance notice of any such hearing, proceeding, meeting, conference or similar event. The notice required to be given under this
Section 5.10.1 shall be given to representatives of UBOC or Purchaser entitled to receive notices hereunder.

         5.10.2 THIRD PARTY CONSENTS. Sellers and Purchaser shall cooperate and use commercially reasonable efforts to obtain all approvals and consents to the transactions contemplated by this Agreement and the Related Agreements, including the consents of third parties under Contracts included in the Purchased Assets. In the event and to the extent that Sellers are unable to obtain any required approval or consent of non-Governmental Authorities to any Contract to be assigned to Purchaser hereunder, (i) Sellers shall use commercially reasonable efforts in cooperation with Purchaser to (A) provide or cause to be provided to Purchaser the benefits of any such Contract, (B) cooperate in any arrangement, reasonable and lawful as to Sellers and Purchaser, designed to provide such benefits to Purchaser and (C) enforce for the account of Purchaser any rights of Sellers arising from such Contracts, including the right to elect to terminate in accordance with the terms thereof on the advice of Purchaser and (ii) Purchaser shall use commercially reasonable efforts to perform the obligations of Sellers arising under such Contracts, to the extent that, by reason of the transactions consummated pursuant to this Agreement or otherwise, Purchaser has control over the resources necessary to perform such obligations. If and when any such approval or consent shall be obtained or such Contract shall otherwise become assignable, Sellers shall promptly assign all of their rights and obligations thereunder to Purchaser without the payment by Purchaser of further consideration and Purchaser shall, without the payment of any further consideration therefor, assume such rights and obligations and Sellers shall be relieved of any and all obligation or liability thereunder.

         5.10.3 AGREEMENTS AFFECTING THE OTHER PARTY. Notwithstanding any other provision of this Section 5.10, neither Sellers nor Purchaser shall make or permit any of their Affiliates to make any agreement or understanding affecting the assets or business of the other Party or its Affiliates as a condition to obtaining any consents, approvals or waivers except with the prior written approval of such other Party.

5.11 REGULATORY COMPLIANCE. Purchaser and Sellers and their agents, representatives and Affiliates shall comply with all Legal Requirements applicable to their conduct in performing their obligations under this Agreement and the Related Agreements.

5.12 NO SOLICITATIONS. From and after the date hereof until the last Closing Date to occur hereunder (or until the termination of this Agreement), Sellers and their Affiliates shall not, and shall direct and use their reasonable best efforts to cause each of their Representatives not to, (i) directly or indirectly, solicit, initiate, facilitate or knowingly encourage the submission of any Proposal (as defined below), (ii) participate in any discussions or negotiations regarding, or furnish to any Person any non-public information with respect to any Proposal or Alternative Transaction, other than with Purchaser or
(iii) agree to or approve any Alternative Transaction or authorize any of its Subsidiaries to agree to or approve any Alternative Transaction. For purposes of this Agreement: (i) "Proposal" means any proposal or offer from any Person relating to an Alternative Transaction; and (ii) "Alternative Transaction" means any transaction for the sale of all or a material part of the Business.

5.13 TRADEMARKS. Notwithstanding any implication contained herein or prior course of conduct to the contrary, in no event shall Purchaser or any of its Affiliates have any right to use, nor shall Purchaser or any of its Affiliates, use, any Trademark of Sellers or any of their Affiliates or any application or registration therefor, owned by, licensed to or used by Sellers or any of their Affiliates, or any other mark, name, term or identification that is confusingly similar to the foregoing, except to the extent Purchaser is authorized to do so pursuant to the Trademark and Trade Name License Agreement. Except as set forth in the Trademark and Trade Name License Agreement, Purchaser agrees as soon as reasonably practicable after the Closing to cause the Business acquired by Purchaser not to use any name containing the names, initials or acronyms "UnionBanCal Corporation," "Union Bank," "Union Bank of California," "Union Bank of California International," "UBOC," "UBOCI," "uboc.com" or any words or Trademarks that are confusingly similar to the foregoing, or the "Union Bank of California" logo.

5.14     Non-Competition; Non-Solicitation; Confidentiality.

         5.14.1 SELLERS. In consideration of the benefits of this Agreement and the Related Agreements to Sellers and in order to induce Purchaser to enter into this Agreement, Sellers hereby covenant and agree, subject to the exceptions in
Section 5.14.3, that for a period of four years after the Principal Closing Date (the "Non-Compete Term"), neither UBOC nor any of its Affiliates shall, without the prior written consent of Purchaser, directly or indirectly, operate, engage in, manage or own any equity interest constituting "control" within the meaning of the Bank Holding Company Act of 1956 ("Control") in any line of business offering international trade and payment and correspondent banking products and services, (including cash vault processing services for Mexican banks), all as currently engaged in by the Business (the "Prohibited Services") in the Restricted Area (as defined below). By way of clarification, "Prohibited Services" shall not include services provided by Sellers pursuant to Section 5.4 and the Conversion Protocols through and including the winding down of Sellers' Business activities.

         5.14.2 RESTRICTED AREA. The covenants contained in Section 5.14.1 shall be construed as a series of separate covenants, one for each county or state of the United States of America (including its territories and possessions), one for the United States (including its territories and possessions), as a whole, and one for each foreign country and/or territory or political subdivision thereof in which the Business operates as of the date hereof (together, the "Restricted Area").

         5.14.3  EXCEPTIONS.   Notwithstanding  any  other  provisions  of  this
Agreement to the contrary, the provisions of Section 5.14.1 shall not apply to:



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


                (a) the continued servicing of Excluded Accounts prior to the winding down of Sellers' Business activities to the extent reasonably necessary to wind down such relationships or to promote the Conversion of such Customers;

                (b) any Person who acquires, directly or indirectly, any interest in UBOC or any of its Affiliates (or all or a portion of the business of any of them);

                (c) any transaction or transactions, as a result of which UBOC or any of its Affiliates acquires any interest in any Person engaging in Prohibited Services, or assets related to Prohibited Services, and retains such interest or assets, as applicable, (i) if the annual non-interest income of such Person (or from such purchased assets) derived from Prohibited Services for the fiscal year immediately preceding such acquisition is $20 million or less, or (ii) the activities of such Person or purchased assets constituting Prohibited Services (the "Business Activities") are disposed of in accordance with Section 5.14.4, it being understood that if UBOC or any of its Affiliates makes an acquisition in a transaction described in this Section 5.14.3(c) during the Non-Compete Term requiring that the Business Activities be disposed of in accordance with Section 5.14.4, UBOC shall, or shall cause its Affiliate, as applicable, to dispose of such Business Activities notwithstanding the expiration of the
                     Non-Compete   Term   prior  to  the   completion   of  such
                     disposition.

         5.14.4 Disposition of Business Activities.

                (a) If UBOC or an Affiliate engages in a transaction described in Section 5.14.3(c) requiring disposition of Business Activities, UBOC shall promptly, and in any event within fifteen (15) Business Days after the earlier of the public announcement of an agreement to consummate such transaction and the consummation of such transaction, provide to Purchaser a written notice of such transaction, which notice shall describe in reasonable detail the relevant Business Activities. In such case, upon request of Purchaser, UBOC shall, and shall cause its Affiliates to, provide to Purchaser reasonable access to the Business Activities to conduct customary due diligence of such Business Activities, subject to Purchaser executing a customary confidentiality agreement with respect to the Business Activities.

                (b) If (i) Purchaser makes an offer to acquire such Business Activities within fifteen (15) days after receiving the notice described in Section 5.14.4(a), and (ii) in the reasonable judgment of UBOC or such Affiliate, as the case may be, such offer is the most economically beneficial offer in the aggregate to acquire such Business Activities UBOC or such Affiliate has received within sixty (60) days following its acquisition of such Business Activities (and such offer in the reasonable judgment of UBOC or such Affiliate is more economically beneficial in the aggregate to UBOC than discontinuing such Business Activities), UBOC (or its Affiliate, as the case may be) shall grant exclusivity to Purchaser for thirty (30 days) to enter into definitive agreements upon the terms of Purchaser's offer to sell to Purchaser the Business Activities. If (i) Purchaser does not make an offer to acquire such Business Activities within fifteen (15) days after receiving the notice described in Section 5.14.4(a), or (ii) UBOC (or its Affiliate, as the case may be) do not enter into definitive agreements with respect to Purchaser's offer within thirty (30) days after such grant of exclusivity (or no such exclusivity is required to be granted), then UBOC or, to the extent applicable, its Affiliates shall (A) discontinue such Business Activities within one year after such acquisition or (B) dispose of such Business Activities at a price and upon terms that are acceptable to UBOC within one year after such acquisition (or, if the absence of the consent or approval of any Governmental Authority is the only condition to such disposition not satisfied (other than such conditions which, by their nature, are to be satisfied on the date such disposition is completed) within one year after such acquisition, then UBOC or, to the extent applicable, its Affiliates shall dispose of such Business Activities at a price and upon terms that are acceptable to UBOC within eighteen (18) months after such acquisition; PROVIDED, HOWEVER, that if Purchaser makes an offer for the Prohibited Services, then the period during which UBOC shall be required to discontinue or divest such Business Activities shall be tolled for any period during which UBOC is actively negotiating definitive agreements with respect to Purchaser's offer in good faith until the earlier of the execution of such definitive agreements, the withdrawal by Purchaser of its offer or written notice by UBOC to Purchaser that it has rejected Purchaser's offer.

         5.14.5 ENFORCEMENT. Each of the Parties specifically agrees that the covenants set forth in this Section 5.14 are an integral part of the inducement of the respective Parties to enter into this Agreement and that each Party (or its successors or assigns) shall be entitled to injunctive relief in addition to all other legal and equitable rights and remedies available to it in connection with any breach by the other Party or any of its Affiliates of any provision of this Section 5.14 and that, notwithstanding the foregoing, no right, power or remedy conferred upon or reserved or exercised by a Party in this Section 5.14 is intended to be exclusive of any other right, power or remedy, each and every one of which (now or hereafter existing at law, in equity, by statute or otherwise) shall be cumulative and concurrent.

         5.14.6 Employee Non-Solicitation; No Hire.

                (a) Purchaser hereby covenants and agrees that neither it nor any of its Affiliates or Representatives shall, during the Non-Compete Term, without the prior written consent of UBOC, directly or indirectly, solicit for employment or employ (or enter into any consulting or agency relationship with) any employees of Sellers set forth on SCHEDULE 5.14.6(A) during such employment and for a period of twelve months after any termination thereof.

                (b) Sellers hereby covenant and agree that neither they nor any of their Affiliates or Representatives shall, during the Non-Compete Term, without the prior written consent of Purchaser, directly or indirectly, solicit for employment or employ (or enter into any consulting or agency relationship with) any employees of Purchaser set forth on
                     SCHEDULE 5.14.6(B) during such employees' employment with Purchaser or its Affiliates and for a period of twelve months after any termination thereof.

                (c) Sellers hereby covenant and agree that neither they nor any of their Affiliates or Representatives shall, during the Non-Compete Term, without the prior written consent of Purchaser, directly or indirectly, solicit for employment or employ (or enter into any consulting or agency relationship with) any Accepting Employees during the period of such Accepting Employees' employment with Purchaser or any of its Affiliates and for a period of twelve months after any termination thereof.

                (d) Purchaser hereby covenants and agrees that in the event this Agreement is terminated at any time prior to the Principal Closing, neither it nor any of its Affiliates or Representatives shall, for a period of two years from and including the date of such termination, without the prior written consent of UBOC, (i) directly or indirectly, solicit for employment any Business Employee or (ii) employ (or enter into any consulting or agency relationship with) any Business Employee holding the title of officer or higher.

                (e) Nothing in this Section 5.14.6 shall prohibit any Party from (i) using third-party recruiters as long as the recruiters are not specifically directed by the Party to solicit the persons as to whom the non-solicitation covenants of this Section 5.14.6 apply; (ii) from making general public solicitations for employment for any position, (iii) in the case of Business Employees who are solicited in a manner permitted by clauses (i) and (ii) of this subparagraph (d), from employing Business Employees who do not hold the title of officer or higher at the time of such employment, or (iv) from soliciting or employing any person whose employment with the other Party (or the successor-in-interest to the Business if a party other than Purchaser) terminated twelve months prior to such solicitation or hiring.

                (f) The foregoing restriction shall not be deemed to prohibit Purchaser from making offers of employment to any Business Employees in connection with the transactions contemplated by this Agreement as long as such offers are in accordance with the Conversion Protocols and otherwise are in effect from or after the Principal Closing; PROVIDED THAT if this Agreement is terminated, the provisions of Section 5.14.6(d) shall govern.

         5.14.7 RIGHTS RETAINED BY SELLERS. Subject to Section 2.1.1, Purchaser acknowledges that it is not acquiring any interest in any Proprietary Information concerning the enterprise of Sellers and their Affiliates other than that concerning the Business (except for the Excluded Assets), including, but not limited to, (i) the customers and employees of Sellers and their Affiliates, or (ii) information (x) in which Sellers or their Affiliates have an ownership interest (either through creation, license, other contractual relation or through acquisition from Sellers and their Affiliates), (y) that is confidential, and (z) relates to the data bases, marketing strategies, marketing relationships, products, product development, product pricing, and customers of the enterprise of Sellers and their Affiliates. Prior to its acquisition at a Closing, all Proprietary Information constituting Purchased Assets is and shall remain the sole property of Sellers.

         5.14.8 NON-DISCLOSURE AGREEMENT. The parties hereby agree that the Non-Disclosure Agreement is hereby terminated and shall have no further force or effect except with respect to any prior breach thereof.

         5.14.9 CONFIDENTIALITY OF INFORMATION OF PURCHASER. From and after the date hereof, Sellers shall, and shall cause their respective Affiliates and Representatives to, treat as confidential and safeguard, and not to use (or disclose or reveal to any other Person except its own Representatives who are necessary in consummating the transactions contemplated herein and in the Related Agreements) in any manner whatsoever, in whole or in part, except as expressly agreed in writing by the Purchaser, any and all Proprietary



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Information of Purchaser and its Affiliates  (including  information,  knowledge and data related to the Business after the Principal Closing) for the benefit of Sellers or any third party (including without limitation any Person described in Section 5.14.3(b) or (c), or any division, department or unit thereof, to the extent such Person, division, department or unit engages in any Prohibited Services) or for any purpose other than in connection with the consummation of the transactions contemplated hereby or by the Related Agreements, in each case by using the standard of care set forth in Section 5.14.11 below. Sellers shall inform all of its Representatives and shall cause its Representatives to inform its Representatives who receive Proprietary Information hereunder, of the confidential nature of such information, as well as the terms of this Agreement. Sellers shall cause its Representatives to comply with all terms, conditions, restrictions and limitations of this Agreement as if they were direct parties hereto, and Sellers shall be responsible for any breach of the terms of this Agreement by any Seller or its Representatives.

         5.14.10 CONFIDENTIALITY OF INFORMATION OF SELLERS. From and after the date hereof, Purchaser shall, and shall cause its respective Affiliates and Representatives to, treat as confidential and safeguard, and not to use (or disclose or reveal to any other Person except its own Representatives who are necessary in consummating the transactions contemplated herein and in the Related Agreements) in any manner whatsoever, in whole or in part, except as expressly agreed in writing by UBOC, any and all Proprietary Information of Sellers and its Affiliates (including information, knowledge and data related to the Business prior to the Principal Closing) for the benefit of itself or any third party or for any purpose other than in connection with the consummation of the transactions contemplated hereby or by the Related Agreements, in each case by using the standard of care set forth in Section 5.14.11 below. Purchaser shall inform all of its Representatives and shall cause its Representatives to inform its Representatives who receive Proprietary Information hereunder, of the confidential nature of such information, as well as the terms of this Agreement. Purchaser shall cause its Representatives to comply with all terms, conditions, restrictions and limitations of this Agreement as if they were direct parties hereto, and Purchaser shall be responsible for any breach of the terms of this Agreement by it or its Representatives.

         5.14.11 DEGREE OF CARE FOR CONFIDENTIAL INFORMATION. In complying with the obligations of Section 5.14.9 and Section 5.14.10, each Party shall exercise the same degree of care that it uses to protect its own confidential and proprietary information of similar nature and importance (but in no event less than reasonable care) to protect the confidentiality and avoid the unauthorized use, disclosure, publication or dissemination of the Proprietary Information. Each Party shall not, and shall cause its Representatives not to, decompile, disassemble or otherwise reverse engineer (except to the extent expressly permitted by applicable law, notwithstanding a contractual obligation to the contrary) any Proprietary Information or any portion thereof, or determine or attempt to determine any source code, algorithms, methods or techniques embodied in any Proprietary Information or any portion thereof. Each Party shall not use Proprietary Information for any purpose or in any manner that would constitute a violation of any laws or regulations, including without limitation the export control laws of the United States.

         5.14.12 EXCEPTIONS TO CONFIDENTIALITY: REQUIRED DISCLOSURES. Notwithstanding the provisions of Section 5.14.9 and Section 5.14.10, the confidentiality obligations therein contained shall not extend to information, knowledge or data that (i) is or becomes generally available to the public other than as a result of any disclosure or other action or inaction by a Party in breach of this Agreement (including any disclosure or other action or inaction by the Affiliates or Representatives of a Party that could constitute a breach of this Agreement if undertaken by any Party itself); (ii) is or becomes rightfully known to a Party or its Representatives from a Person (other than the other Party or any of its Representatives) that is not known by such Party to owe a duty of confidentiality to the other Party or its Representatives with respect to such information, knowledge or data; or (iii) is or was already in the possession of, or is or becomes known to, a Party or any of its Representatives prior to any discussions between the Parties relating to the transactions contemplated by this Agreement or is or was independently developed by a Party or any of its Representatives without violation of any obligation under this Agreement. In the event that a Party or any




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of its Representatives are requested pursuant to, or required by, applicable law or regulation or by legal process to disclose any such confidential or Proprietary Information, knowledge or data, such Party shall provide the other Party with prompt written notice of such request or requirement in order to enable the other Party (a) to seek an appropriate protective order or other remedy, (b) to consult with such Party to the extent permitted by law with respect to taking steps to resist or narrow the scope of such request or legal process or (c) to waive compliance, in whole or in part, with the terms of this Agreement. In the event that such protective order or other remedy is not obtained, or the other Party waives compliance, in whole or in part, with the terms of this Agreement, such Party or its Representatives, as the case may be,
shall   disclose  only  that  portion  of  such   confidential   or  Proprietary
Information, knowledge or data which such Party (or such Representative) is legally required to disclose and shall exercise its reasonable best efforts to obtain confidential treatment for such confidential or Proprietary Information, knowledge or data so disclosed.

         5.14.13 NO REPRESENTATIONS AND WARRANTIES REGARDING PROPRIETARY INFORMATION. Subject to the terms and conditions of this Agreement and the Related Agreements and without prejudice thereto, the Parties acknowledge and agree that neither they nor their Representatives make any express or implied representation or warranty as to the completeness of any Proprietary Information provided to the other Party or any use thereof. Each Party hereby expressly disclaims all such warranties, including any implied warranties of merchantability and fitness for a particular purpose, non-infringement and accuracy, and any warranties arising out of course of performance, course of dealing or usage of trade. Each Party shall not be entitled to rely on the completeness of any Proprietary Information from the other Party but shall be entitled to rely solely on such representations and warranties regarding the completeness of the Proprietary Information as may be made in this Agreement and the Related Agreements.

5.15     Privileged Information

         5.15.1 PRIVILEGED DOCUMENTS IN BOOKS AND RECORDS. Sellers and Purchaser acknowledge and agree that the Books and Records presently may contain documents that are subject to privilege of Sellers or their Subsidiaries, based upon attorney work product or confidential attorney-client communication ("Privileged Documents") and may in the future contain Privileged Documents of Purchaser, and that there is no intention to waive any such privilege notwithstanding the transfer of possession of the Books and Records to Purchaser pursuant to this Agreement or the implementation of the procedures described in this Section 5.15.

                (a) Purchaser shall notify UBOC of any third party claim or commencement of any third party litigation or any third party discovery request related to the Business arising out of Sellers' conduct up to and including the Effective Time. UBOC thereupon shall have the right to review the files involved in such claim or litigation, to instruct Purchaser to segregate into separate files any documents that UBOC determines, in its sole discretion, are Privileged Documents from the files, and to make and take copies of any such Privileged Documents; PROVIDED THAT any such review and segregation shall not unreasonably interfere with Purchaser's business operations or the management of the Business. Purchaser also may segregate any documents it determines, in its sole discretion, are subject to the privilege of Purchaser. UBOC will furnish Purchaser with a "privilege log" of all such documents identified by it as Privileged Documents.

                (b) Subject to applicable Legal Requirements (with respect to the interpretation of which Purchaser shall be entitled to rely on the advice of its counsel), Purchaser shall not turn over or make available any documents in any Books and Records affected by any such claim or litigation to any third




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

                     party in connection therewith until UBOC has had a reasonable opportunity to complete its review as provided in Section 5.17.1(a). In addition, Purchaser shall not turn over any documents identified by UBOC as Privileged Documents to any third party without having obtained UBOC's written consent unless required to do so pursuant to valid legal process (with respect to the interpretation of which Purchaser shall be entitled to rely on the advice of its counsel).

         5.15.2 SELLERS PRIVILEGED INFORMATION. In the event any document which is part of the Excluded Assets for which Sellers could assert a claim of attorney-client privilege comes into the possession of or is otherwise disclosed to Purchaser, Purchaser agrees that, except in connection with any claim by Purchaser against Sellers or any of their Affiliates, (a) such disclosure was inadvertent and is not a waiver of any privilege by Sellers, (b) subject to applicable Legal Requirements (with respect to the interpretation of which Purchaser shall be entitled to rely on the advice of its counsel), Purchaser will not share such document with any Governmental Authority or third party and
(c) Purchaser will promptly return such document whenever found or at the request of UBOC.

5.16     RESERVED.

5.17 UPDATED SCHEDULES. At least three (3) Business Days prior to each Closing Date, Sellers shall provide Purchaser with updates of those Schedules that are permitted to be "Updated as of the Closing" in accordance with the terms hereof. Sellers will supplement or amend the applicable Schedules as of a Closing in accordance with the terms hereof with respect to any matter hereafter arising which, if existing or occurring at or prior to the date of this Agreement, would have been required to be set forth or described in such Schedule or in any representation and warranty made by Sellers which would have been rendered inaccurate by the failure to supplement or amend the Schedules. Such supplemental and/or amended Schedules shall be deemed to amend and restate such original Schedules in their entirety as of the Closing with effect as of the date of such Closing or such Effective Time and shall modify accordingly the representations, warranties and covenants made in this Agreement as of such time; provided, however, such supplemented and/or amended Schedules (i) shall not qualify, or cure any breach of or inaccuracy in, any representation or warranty in this Agreement made by Sellers on or as of the date hereof, and (ii) shall not be taken into account for purposes of Section 6.1.1 and the certificate to be delivered thereunder.

5.18 SECTION 314(B) OF THE PATRIOT ACT. Purchaser and UBOC desire to transmit, receive or otherwise share information with one another regarding individuals, entities, organizations, and countries for purposes of identifying and, where appropriate, reporting activities that either suspects may involve possible terrorist activity or money laundering, as contemplated by Section 314(b) of the USA PATRIOT Act and 31 C.F.R. ss. 103.110 (together, "Section 314(b)"). As of the date hereof, each of Purchaser and UBOC represents and warrants to, and covenants with, the other that (i) it is a "financial institution" as such term is defined in 31 CFR 103.110(a)(2), (ii) it has filed a notification with the Financial Crimes Enforcement Network of the United States Department of the Treasury that it intends to engage in the sharing of information with the other regarding individuals, entities, organizations, and countries, as permitted by
Section 314(b), and will renew such notification so that such notification continues in effect throughout the period that this Agreement remains in effect,
(iii) each of Purchaser and UBOC has established and will maintain adequate procedures to safeguard the security and confidentiality of such information, and (iv) information received by Purchaser and UBOC pursuant to Section 314(b) will not be used for any purpose other than (x) identifying and, where appropriate, reporting on activities that may involve terrorist or money laundering activities, (y) determining whether to establish or maintain an account or to engage in a transaction, or (z) assisting in complying with the requirements of the Bank Secrecy Act and its implementing regulations. From and after the date hereof until the Sellers' Shutdown Date, to the extent permissible under Legal Requirements, Sellers shall transmit to and share with Purchaser all information Sellers obtain with respect to any Customer that indicates or suggest that such Customer may be involved, or in the past may have been involved, in any terrorist activity, terrorist financing or money laundering.

5.19     [Reserved]

5.20 NON-DISCLOSURE AGREEMENTS. From and after the Closing, UBOC shall enforce in a commercially reasonable manner, and shall cause its Affiliates to enforce in a commercially reasonable manner, for the benefit of Purchaser, each non-disclosure or confidentiality Contract entered into by Sellers or any of their Affiliates with respect to any prospective purchaser of all or any portion of the Business, in each case to the fullest extent permitted by Legal Requirements and the terms and conditions of such Contracts.

5.21     Option to Acquire Certain Assets.

         5.21.1 Prior to the Principal Closing Date, Purchaser may elect, in its sole discretion, to acquire, for Book Value, any or all PEFCO stock that is related to the Business. In such event, Purchaser shall notify Sellers of such election not less than two (2) Business Days prior to the Principal Closing Date and as of the Principal Closing such assets shall be deemed to be Purchased Assets.

         5.21.2 Prior to March 31, 2006, Purchaser may elect, in it sole discretion, to acquire any or all Contracts of Sellers primarily related to, primarily used in or primarily held for use in the Business other than (i)
Contracts with Affiliates of Sellers, (ii) this Agreement and the Related Agreements, (iii) Business Leases, (iv) Contracts with professional advisors to Sellers (including accountants, counsel, compensation consultants, investment bankers and other consultants); (iii) Employee Plans or Contracts; (iv) Contracts constituting Risk Asset Documents (which shall be governed by the terms of the Risk Participation Agreement); (v) Contracts evidencing or memorializing deposits or Contingent Risk Liabilities; (vi) any Contracts governed by Section 5.23; or (vii) Contracts set forth on SCHEDULE 3.8 (other than Sellers' Contracts with Cognizant and TATA America specified on such
SCHEDULE 3.8). In such event, Purchaser shall notify Sellers of such election not less than two (2) Business Days prior to the Closing Date of the Business Unit associated with such Contracts and as of such Closing such assets shall be deemed to be Purchased Assets. In the event that any such Contracts are included in the Purchased Assets pursuant to this Section 5.21.2, Purchaser shall pay to Sellers (or, to the extent that the net Book Value is negative, Sellers shall pay to Purchaser) the Book Value thereof (to the extent any Book Value has been assigned to any such assets) consistent with the formulation for the consideration to be paid for any Purchased Assets.

5.22     Risk Participation Assets.

5.22.1 At least two (2)  Business  Days  prior to the  Principal  Closing  Date,
Purchaser   shall  deliver  to  Sellers  a  copy  of  Schedule  A  to  the  Risk
Participation Agreement.

5.22.2 Neither this Agreement nor the Risk Participation Agreement shall restrict Sellers from taking any actions after March 31, 2006 with respect to their Risk Assets that are not Risk Participation Assets or Converted Risk Assets (as defined in the Risk Participation Agreement).

5.23     IT ASSETS.

         5.23.1 Prior to March 31, 2006, Purchaser may elect, in its sole discretion, to acquire any or all of the Business IT Assets and Business Intellectual Property Contracts. In such event, Purchaser shall notify Sellers of such election not less than two (2) Business Days prior to the Closing Date of the Business Unit using such Business IT Assets or Business Intellectual Property Contracts and as of such Closing such assets shall be deemed to be Purchased Assets.

         5.23.2 In the event that any Business IT Assets and any Business Intellectual Property Contracts related thereto are included in the Purchased Assets pursuant to Section 5.23.1:

                (a) Purchaser shall pay the Book Value thereof (to the extent any Book Value has been assigned to any such assets) consistent with the formulation for the consideration to be paid for any Purchase Assets;

                (b) Purchaser shall reimburse Sellers for any reasonable fees payable by Sellers to any third party to obtain any approval or consent required to be obtained from such third party in order for the transfer of the Business IT Assets by Sellers to Purchaser to be effective;

                (c) Purchaser hereby grants to Sellers and their Affiliates irrevocable, non-exclusive, worldwide, royalty-free, non-transferable right and license (to the extent Purchaser has the right to grant sublicenses) to use such Business IT Assets and Business Intellectual Property Contracts, solely to the extent, and for the time period, necessary for Sellers and their Affiliates to conduct the Business as conducted through the relevant Business Unit pursuant to the Conversion Protocols, for the wind-down of Sellers' Business operations (including with respect to Excluded Accounts), for maintenance of records with respect to discontinued Business operations and for use in connection with operations that do not constitute Prohibited Services; and.

                (d) Notwithstanding any other provision of this Agreement, Sellers and their Affiliates shall not sublicense, assign or transfer (by operation of law or otherwise except as a result of any merger, consolidation or other acquisition of Sellers or any of their Affiliates) to any third party, or otherwise provide any benefit to any third party utilizing, any Excluded Business IT Asset or Excluded Business Intellectual Property Contract.

                                   ARTICLE VI

                     CONDITIONS PRECEDENT TO THE OBLIGATION
                              OF PURCHASER TO CLOSE

6.1 CONDITIONS PRECEDENT TO PRINCIPAL CLOSING. Notwithstanding any other provision of this Agreement, Purchaser's obligation to consummate the Principal Closing is subject to the fulfillment on or prior to the Principal Closing Date of the following conditions, any one or more of which may be waived by Purchaser.

         6.1.1 REPRESENTATIONS, WARRANTIES AND COVENANTS. The representations and warranties of Sellers contained in this Agreement, other than the representations and warranties of Sellers contained in Sections 3.1, 3.2, 3.3,
3.4 and 3.19, shall be true and correct on the date of this Agreement and as of the Principal Closing with the same force and effect as though made as of the Principal Closing, except that any such representations and warranties that are given as of a particular date and relate solely to a particular date or period shall be true and correct as of such date or period, and except when the failure to be true and correct (without regard to any materiality qualifiers therein) would not, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect. The representations and warranties of Sellers contained in Sections 3.1, 3.2, 3.3, 3.4 and 3.19 shall be true and correct in all respects on the date of this Agreement and as of the Principal Closing with the same force and effect as though made as of the Principal Closing. Sellers shall have performed and complied in all material respects with the covenants and agreements required by this Agreement to be performed or complied with by Sellers on or prior to the Principal Closing. On the Principal Closing Date, Sellers shall have delivered to Purchaser a certificate dated the Principal Closing Date, and signed by a senior officer of each Seller, to the effect that the conditions set forth in this Section 6.1.1 have been satisfied.

         6.1.2 RELATED  AGREEMENTS.  The Related Agreements  required by Section
2.7 with respect to the Principal Closing shall have been duly executed and delivered by Sellers on or prior to the Principal Closing Date, and such agreements shall be in full force and effect with respect to Sellers as of the Principal Closing.

         6.1.3 APPROVALS AND CONSENTS. All approvals and authorizations of, filings and registrations with, notifications to and all other transactions by or in respect of, any Governmental Authority with respect to the Principal Business Unit and described on SCHEDULE 3.19 and SCHEDULE 4.5 shall have been obtained or made and shall be in full force and effect, in each case without any conditions, restrictions or limitations which in the aggregate would have a Material Adverse Effect on the Business or have a Substantial Detriment on Purchaser, and all applicable waiting periods for the Principal Closing under any federal, state or foreign jurisdiction statute or regulation shall have expired or been terminated. The approvals and consents of any Person other than a Governmental Authority with respect to the Principal Business Unit set forth on SCHEDULE 3.19 and SCHEDULE 4.5 shall have been received or deemed received, in each case without any unreceived approvals or consents, or conditions, restrictions or limitations imposed on such consents, which in the aggregate would have a Material Adverse Effect on the Business; PROVIDED, HOWEVER, that, if Sellers cannot obtain any such consent from a Person other than a Governmental Authority, Sellers shall have the option to carry out the arrangements specified in Section 5.10.2 in accordance therewith, in which event the condition contained in this Section 6.1.4 shall be deemed satisfied.

         6.1.4 INJUNCTION AND LITIGATION. There shall not be in effect any injunction, writ, preliminary restraining order or other order issued by any court of competent jurisdiction directing that the Principal Closing not be consummated as herein or therein provided, and there shall not be pending or threatened in writing any action by any Governmental Authority for any such judicial or administrative relief.

         6.1.5 MATERIAL ADVERSE EFFECT. Since the date hereof, there shall not have been any change, event or circumstance with respect to the Business which is a Material Adverse Effect.

6.2 CONDITIONS PRECEDENT TO SUBSEQUENT CLOSINGS. Notwithstanding any other provision of this Agreement, Purchaser's obligation to consummate each Closing (other than the Principal Closing) is subject to the fulfillment on or prior to the Closing Date for each such other Closing of the following conditions, any one or more of which may be waived by Purchaser.

         6.2.1  PRINCIPAL  CLOSING.   The  Principal  Closing  shall  have  been
consummated.

         6.2.2 COVENANTS. Sellers shall have performed and complied in all material respects with the covenants and agreements of Article II with respect to such Closing required by this Agreement to be performed or complied with by Sellers on or prior to such Closing Date. On the applicable Closing Date, Sellers shall have delivered to Purchaser a certificate dated such Closing Date, and signed by a senior officer of each Seller, to the effect that the conditions set forth in this Section 6.2.2 have been satisfied.

         6.2.3 RELATED  AGREEMENTS.  The Related Agreements  required by Section
2.7 with respect to such Closing shall have been duly executed and delivered by Sellers on or prior to the Closing Date therefor, and such agreements shall be in full force and effect with respect to Sellers as of such Closing.

         6.2.4 APPROVALS AND CONSENTS. All approvals and authorizations of, filings and registrations with, notifications to and all other transactions by or in respect of, any Governmental Authority with respect to the Business Unit which is the subject of such Closing described on SCHEDULE 3.19 and SCHEDULE 4.5 shall have been obtained or made and shall be in full force and effect, in each case without any conditions, restrictions or limitations which in the aggregate would have a Material Adverse Effect on the Business, and all applicable waiting periods for such Closing under any federal, state or foreign jurisdiction statute or regulation shall have expired or been terminated. The approvals and consents of any Person other than a Governmental Authority with respect to the Business Unit which is the subject of such Closing set forth on SCHEDULE 3.19 and SCHEDULE 4.5 shall have been received or deemed received, in each case without any unreceived approvals or consents, or conditions, restrictions or limitations imposed on such consents, which in the aggregate would have a Material Adverse Effect on the Business; PROVIDED, HOWEVER, that, if Sellers cannot obtain any such consent from a Person other than a Governmental Authority, Sellers shall have the option to carry out the arrangements specified in Section 5.10.2 in accordance therewith, in which event the condition contained in this Section 6.2.4 shall be deemed satisfied.

         6.2.5 INJUNCTION AND LITIGATION. There shall not be in effect any injunction, writ, preliminary restraining order or other order issued by any court of competent jurisdiction directing that such Closing not be consummated as herein or therein provided, and there shall not be pending or threatened in writing any action by any Governmental Authority for any such judicial or administrative relief.

6.3 SUBSEQUENT CLOSINGS. Purchaser acknowledges and agrees that each Closing after the Principal Closing shall occur once the conditions in Section 6.2 with respect to such Closing are satisfied, and Purchaser shall not delay or prevent such Closing regardless of any breach or default under this Agreement or any Related Agreement (other than a failure to satisfy the conditions for such Closing set forth in Section 6.2) and regardless of any event or condition, whether or not constituting a Material Adverse Effect, that may have occurred on or prior to such Closing. Purchaser agrees that the conditions for each Closing (other than the Principal Closing) shall not include the accuracy of the representations and warranties made by Sellers and/or the compliance with the covenants undertaken by Sellers set forth herein (other than a failure to satisfy the conditions for such Closing set forth in Section 6.2) or in any Related Agreement or the absence of any change, event or circumstance with respect to the Business which is a Material Adverse Effect.

                                  ARTICLE VII

                     CONDITIONS PRECEDENT TO THE OBLIGATION
                               OF SELLERS TO CLOSE

7.1 CONDITIONS PRECEDENT TO PRINCIPAL CLOSING. Notwithstanding any other provision of this Agreement, Sellers' obligation to consummate the Principal Closing is subject to the fulfillment on or prior to the Principal Closing Date of the following conditions, any one or more of which may be waived by UBOC.

         7.1.1 REPRESENTATIONS, WARRANTIES AND COVENANTS. The representations and warranties of Purchaser contained in this Agreement shall be true and correct on the date of this Agreement and on the Principal Closing Date with the same force and effect as though made as of the Principal Closing, except that any such representations and warranties that are given as of a particular date and relate solely to a particular date or period shall be true and correct as of such date or period, and except where the failure to be true and correct (without regard to any materiality qualifiers therein) would not, individually or in the aggregate, impair the ability of Purchaser to perform its obligations under this Agreement and the Related Agreements. Purchaser shall have performed and complied in all material respects with the covenants and agreements required by this Agreement to be performed or complied with by Purchaser on or prior to the Principal Closing Date. Purchaser shall have delivered to UBOC a certificate dated the Principal Closing Date, and signed by a senior officer of Purchaser, to the effect that the conditions set forth in this Section 7.1.1 have been satisfied.

         7.1.2 RELATED  AGREEMENTS.  The Related Agreements  required by Section
2.7 with respect to the Principal Closing to which Purchaser is a Party shall have been duly executed and delivered by Purchaser on or prior to the Principal Closing Date and such agreements shall be in full force and effect with respect to Purchaser as of the Principal Closing.

         7.1.3 APPROVALS AND CONSENTS. All approvals and authorizations of, filings and registrations with, notifications to and all other transactions by or in respect of, any Governmental Authority with respect to the Principal Business Unit and described on SCHEDULE 3.19 and SCHEDULE 4.5 shall have been obtained or made and shall be in full force and effect, in each case without any conditions, restrictions or limitations which in the aggregate would materially impair the ability of Purchaser to perform its obligations under this Agreement and the Related Agreements or have a Substantial Detriment on Sellers, and all applicable waiting periods for the Principal Closing under any federal, state or foreign jurisdiction statute or regulation shall have expired or been terminated. The approvals and consents of any Person other than a Governmental Authority with respect to the Principal Business Unit set forth on SCHEDULE 3.19 and SCHEDULE 4.5 shall have been received or deemed received, in each case without any unreceived approvals or consents, or conditions, restrictions or limitations imposed on such consents, which in the aggregate would materially impair the ability of Purchaser to perform its obligations under this Agreement and the Related Agreements.

         7.1.4 INJUNCTION AND LITIGATION. There shall not be in effect any injunction, writ, preliminary restraining order or other order issued by any court of competent jurisdiction directing that the Principal Closing not be consummated as herein or therein provided, and there shall not be pending or threatened in writing any action by any Governmental Authority for any such judicial or administrative relief.

7.2 CONDITIONS PRECEDENT TO SUBSEQUENT CLOSINGS. Notwithstanding any other provision of this Agreement, Sellers' obligation to consummate each Closing (other than the Principal Closing) is subject to the fulfillment on or prior to the Closing Date for each such other Closing of the following conditions, any one or more of which may be waived by UBOC.

         7.2.1  PRINCIPAL  CLOSING.   The  Principal  Closing  shall  have  been
consummated.

         7.2.2 COVENANTS. Purchaser shall have performed and complied in all material respects with the covenants and agreements of Article II with respect to such Closing required by this Agreement to be performed or complied with by Purchaser on or prior to such Closing Date. On the applicable Closing Date, Purchaser shall have delivered to Sellers a certificate dated such Closing Date, and signed by a senior officer of Purchaser, to the effect that the conditions set forth in this Section 7.2.2 have been satisfied.

         7.2.3 RELATED  AGREEMENTS.  The Related Agreements  required by Section
2.7 with respect to the Closing shall have been duly executed and delivered by Purchaser on or prior to the Closing Date, and such agreements shall be in full force and effect with respect to Purchaser as of the Closing.

         7.2.4 APPROVALS AND CONSENTS. All approvals and authorizations of, filings and registrations with, notifications to and all other transactions by or in respect of, any Governmental Authority with respect to the Business Unit which is the subject of such Closing and described on SCHEDULE 3.19 and SCHEDULE
4.5 shall have been obtained or made and shall be in full force and effect, in each case without any conditions, restrictions or limitations which would materially impair the ability of Purchaser to perform its obligations under this Agreement and the Related Agreements, and all applicable waiting periods for such Closing under any federal, state or foreign jurisdiction statute or regulation shall have expired or been terminated. The approvals and consents of any Person other than a Governmental Authority with respect to the Business Unit which is the subject of such Closing set forth on SCHEDULE
3.19 and SCHEDULE 4.5 shall have been received or deemed received, in each case without any unreceived approvals or consents, or conditions, restrictions or limitations imposed on such consents, which would materially impair the ability of Purchaser to perform its obligations under this Agreement and the Related Agreements.

         7.2.5 INJUNCTION AND LITIGATION. There shall not be in effect any injunction, writ, preliminary restraining order or other order issued by any court of competent jurisdiction directing that such Closing not be consummated as herein or therein provided, and there shall not be pending or threatened in writing any action by any Governmental Authority for any such judicial or administrative relief.

7.3 SUBSEQUENT CLOSINGS. Sellers acknowledge and agree that each Closing after the Principal Closing shall occur once the conditions in Section 7.2 are satisfied and Sellers shall not delay or prevent such Closing regardless of any breach or default under this Agreement or any Related Agreement (other than a failure to satisfy the conditions for such Closing set forth in Section 7.2). Sellers agree that the conditions for each Closing (other than the Principal Closing) shall not include the accuracy of the representations and warranties made by Purchaser and/or the compliance with the covenants undertaken by Purchaser set forth herein (other than a failure to satisfy the conditions for such Closing set forth in Section 7.2) or in any Related Agreement.

                                  ARTICLE VIII

                                   TAX MATTERS

8.1 POST-CLOSING ACCESS TO RECORDS; COOPERATION. After the Principal Effective Time, UBOC and Purchaser will each afford (or cause its respective Affiliates to afford) to the other or to such other's representatives or agents reasonable access during normal business hours (on terms not unreasonably disruptive to the business, operations or employees of the Party or Parties of which access is sought) to the records and all other data and information relating to Taxes with respect to the Business pertaining to taxable years or periods ending at or prior to the Principal Effective Time and to Sellers' employees, the Accepting Employees or such other employees providing services in respect of the Business and auditors for the purpose of obtaining information relating to Taxes, to the extent such access is reasonably necessary: (i) to prepare and complete any Tax Returns required to be made hereunder; (ii) to prosecute or defend litigation or administrative controversies controlled by Sellers or Purchaser, as the case may be, under Section 8.2 of this Agreement; and (iii) to comply with requests made by any Tax Authority conducting an audit, investigation or inquiry relating to Sellers' activities. After the Principal Closing, Purchaser and Sellers agree
(i) to retain all books and records with respect to Tax matters pertinent to the Business relating to any Tax period beginning before the Principal Effective Time until the expiration of the statute of limitations (and, to the extent notified by Purchaser or UBOC, any extensions thereof) of the respective Tax periods, and to abide by all record retention agreements entered into with any Governmental Authority; and (ii) to give the other Party hereto reasonable written notice prior to transferring, destroying or discarding any such books and records and, if the other Party so requests, Purchaser or Sellers, as the case may be, shall allow the other Party hereto to take possession of such books and records.

8.2      Allocation of Taxes; Tax Returns

                (a) Notwithstanding any Legal Requirements or anything herein to the contrary, each of Purchaser and Sellers shall be responsible for and shall pay fifty percent (50%) of any Transfer Taxes when due, Purchaser shall, at its own expense, file all necessary Tax Returns and other documentation with respect to all such Transfer Taxes;
                     PROVIDED,   HOWEVER,   that,   if  required  by  any

                     Legal Requirement, Sellers will join in the execution of any such Tax Returns and other documentation.

                (b) Sellers shall be responsible for, shall pay and shall indemnify Purchaser for any Taxes arising or resulting from or in connection with the conduct of each Business Unit or the ownership of the Purchased Assets of such Business Unit attributable to the Pre-Closing Period applicable thereto. Purchaser shall be responsible for, shall pay and shall indemnify Seller for any Taxes arising or resulting from or in connection with the conduct of each Business Unit or the ownership of the Purchased Assets of such Business Unit attributable to the Post-Closing Period applicable thereto.

                (c) Where it is necessary to apportion between Purchaser and Sellers the Tax liability for a period which includes both Pre-Closing Periods and Post-Closing Periods, such liability shall be apportioned between the period deemed to end on the day of the Effective Time of such Closing, and the period deemed to begin at the beginning of the day following the Effective Time of such Closing on the basis of an interim closing of the books, except that Taxes (including but not limited to real property Taxes) imposed on a periodic basis shall be allocated on a daily basis.

                (d) Sellers shall prepare and file all Tax Returns for each Business Unit to be filed on or before the Effective Time for the Closing applicable to such Business Unit and all Tax Returns to be filed after a Closing for the Pre-Closing Period applicable thereto Except as set forth in the preceding sentence, Purchaser shall prepare all Tax Returns for each Business Unit due to be filed after the applicable Closing therefor. Taxes due on any such Tax Returns shall be paid pursuant to the other provisions of this Agreement.

8.3 ADDITIONAL TAX MATTERS. Except as necessary to comply with any Legal Requirement, the Parties shall treat the Purchased Assets and the Business of a Business Unit as transferred to Purchaser as of the Effective Time of the Closing therefor. The Parties shall report the purchase and sale of the Purchased Assets and the Business consistently for Tax purposes pursuant to the terms of this Section 8.3.

8.4 SURVIVAL. Notwithstanding any other provision of this Agreement, each provision of this Article VIII shall survive the Principal Closing and subsequent Closings to the survival of the applicable statute of limitations with respect to such provision.

                                   ARTICLE IX

                                   TERMINATION

9.1 TERMINATION.  This Agreement may be terminated with the effects described in
Section 9.2 hereof at any time prior to the Principal Closing Date:

                (a)  by mutual agreement of Purchaser and UBOC;

                (b) by Purchaser if any condition set forth in Section 6.1.1 becomes incapable of satisfaction as of the Principal Closing (other than as a result of a breach or default by Purchaser in its representations and warranties or the performance of its obligations hereunder), except for those conditions which, by their nature, are to be satisfied as of the Principal Closing; provided that noncompliance with covenants as set forth in Section 6.1.1. shall not serve as the basis for termination unless such noncompliance is incapable of being cured as of the Principal Closing or has continued without cure for a period of thirty days after notice thereof by Purchaser to UBOC;

                (c) by UBOC if any condition set forth in Section 7.1.1 becomes incapable of satisfaction as of the Principal Closing (other than as a result of a breach or default by any
                     Seller in its representations and warranties or the performance of its obligations hereunder), except for those conditions which, by their nature, are to be satisfied as of the Principal Closing; provided that noncompliance with covenants as set forth in Section 7.1.1. shall not serve as the basis for termination unless such noncompliance is incapable of being cured as of the Principal Closing or has continued without cure for a period of thirty days after notice thereof by UBOC to Purchaser;

                (d) by Purchaser if, subsequent to the date hereof and prior to the Principal Closing, there occurs a Material Adverse Effect, and such Material Adverse Effect is incapable of being cured or has continued without cure for a period of sixty days after notice thereof by Purchaser to UBOC; or

                (e) by Purchaser or UBOC if the Principal Closing has not occurred on or before the Outside Principal Closing Date (unless the failure to close results primarily from a breach by Purchaser or any Seller, as the case may be, of any representation, warranty or covenant of Purchaser or such Seller, as the case may be, contained in this Agreement or Purchaser's or any Seller's, as the case may be, failure to fulfill a condition precedent to the Principal Closing or another default by Purchaser or any Seller, as the case may be).

9.2 PROCEDURE OF TERMINATION. In the event of termination of this Agreement pursuant to Section 9.1 hereof, written notice of termination shall be given pursuant to the notice provisions herein, and the transactions contemplated by this Agreement shall be terminated without further action by any Party. If the transactions contemplated by this Agreement are terminated as provided herein, no Party hereto shall have any liability to any other Party hereto or their respective Affiliates, or their respective directors, officers or employees, except:

                (a) Purchaser and UBOC shall return or destroy all documents, work papers and other material of any other Party relating to the transactions contemplated hereby or by the Related Agreements, whether so obtained before or after the execution hereof, upon the written request of the Party furnishing the same;

                (b) such termination shall not in any way limit or restrict the rights and remedies of any Party hereto against any other Party or any other Person which has breached any of the representations, warranties, covenants, agreements or other provisions of this Agreement prior to the termination hereof; and

                (c) any confidentiality obligations of the Parties (arising under this Agreement or under any other confidentiality agreement entered into by UBOC and Purchaser) and the obligations of the Parties under Article X and Section 11.8, and any other obligations of the Parties which by their terms survive the termination of this Agreement, shall survive the termination of this Agreement.

                                   ARTICLE X

                                 INDEMNIFICATION

10.1 UBOC'S INDEMNIFICATION. In addition to any other provisions of this Agreement or any Related Agreement under which UBOC or any of its Affiliates has agreed to indemnify Purchaser and except as otherwise expressly provided in this Agreement, UBOC shall indemnify and hold Purchaser and its Affiliates, directors, officers, agents and employees harmless from and against any Loss arising or resulting from:

                (a) Any breach of any representation or warranty of Sellers contained in this Agreement or the Related Agreements or certificate furnished or to be furnished to Purchaser hereunder, in each case without giving effect to any updates of SCHEDULES 3.6.5(B), 3.6.6(B), 3.7, 3.8(B),
                     3.9.4,  3.13.3,  3.13.4,  3.14 and 3.18 that may be made by
                     Sellers in connection with the Principal Closing pursuant to Section 5.17;(1) provided, that for purposes of this
                     Section 10.1(a), any qualifications as to materiality or Material Adverse Effect or other similar materiality qualifications included in such representation or warranty shall be disregarded for purposes of determining whether such representation or warranty was breached;

                (b) Any nonfulfillment of any agreement on the part of Sellers or any of their Affiliates under this Agreement or the Related Agreements;

                (c) The Excluded Obligations (other than Taxes of Sellers with respect to the Pre-Closing Period); and

                (d)  Any  Taxes  of  Sellers  with  respect  to the  Pre-Closing
                     Period.

         In the case of any action, event or omission described in Section 10.1(a), (b), (c) and (d) that continues after the Effective Time, UBOC shall be responsible for indemnification for the period prior to the Effective Time, and the responsibility of UBOC and Purchaser for such action, event or omission after the Effective Time shall be apportioned between them according to equitable allocation principles (except for Taxes, which shall be apportioned in accordance with Section 8.2(c)), taking into account, INTER ALIA, the time at which Purchaser had knowledge of, and any ability to mitigate, such action, event or omission after the Effective Time.

10.2 PURCHASER'S INDEMNIFICATION. In addition to any other provisions of this Agreement or any Related Agreement under which Purchaser has agreed to indemnify Sellers or any of their Affiliates, and except as otherwise expressly provided in this Agreement, Purchaser shall indemnify and hold Sellers and


__________________

(1) 3.10 is not subject to updating.

their Affiliates and their respective directors, officers, agents and employees harmless from and against any Loss resulting from:

                (a) Any breach of any representation or warranty of Purchaser contained in this Agreement or the Related Agreements or any certificate furnished or to be furnished to Sellers hereunder; provided, that for purposes of this Section 10.2(a), any qualifications as to materiality or Material Adverse Effect or other similar materiality qualifications included in such representation or warranty shall be disregarded for purposes of determining whether such representation or warranty was breached;

                (b)  Any   nonfulfillment  of  any  agreement  on  the  part  of
                     Purchaser under this Agreement or the Related Agreements;

                (c)  The Assumed Obligations; and

                (d)  Any Taxes of Purchaser for the Post-Closing Period.

10.3 CONDITIONS OF INDEMNIFICATION. The respective obligations and liabilities of UBOC and Purchaser (herein sometimes called the "Indemnifying Party") to the other and the other Persons entitled to indemnification (herein sometimes called the "Indemnified Party") under Section 5.5, Sections 8.2(b), 10.1 and 10.2 hereof shall be subject to the following terms and conditions:

                (a) UBOC and Purchaser each agree to designate a single point of contact within each of their respective corporate organizations to give and receive notices of disputes under this Agreement and the Related Agreements (the "Dispute Officer"), who shall be reasonably acceptable to the other Party and shall be a senior manager who either reports directly to the Chief Executive Officer or a person who reports to a person who reports directly to the Chief Executive Officer. In the event of any claim against Purchaser or UBOC covered by Section 8.2(b), Section 5.5 or this Article X that does not involve a claim, audit or inquiry by a third party to which a response must be served in order to avoid default or waiver of any defense, Purchaser and UBOC agree that for a period of not less than 15 days following receipt of the claim by the Party against which the claim has been asserted, they each will respond to reasonable inquiries by the other Party and will hold at least one meeting in person or by telephone conference of the Dispute Officers to attempt to resolve the claim and to provide prompt reimbursement to the Indemnified Party of the amount agreed to be owed to such Indemnified Party. To the extent that any amount of any claim remains in dispute at the end of the agreed period for consideration by the Dispute Officers, which shall not be less than 15 days following receipt of the claim by the Party against whom the claim has been made, the Indemnified Party seeking recovery may proceed with its claim under Section 10.3(b). Any undisputed portion of any invoice or other claim that has been submitted pursuant to this Section 10.3 shall be paid to the Indemnified Party to which such amount is owed within 15 days of the later of (i) the date the invoice or claim is received by the Indemnifying Party, (ii) the date a bona fide dispute over such portion is resolved by agreement of the Parties, or (iii) if a bona fide dispute is not resolved by agreement, the date such dispute is otherwise finally resolved. Amounts not paid within




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

                     the time limits provided in this Section 10.3(a) shall bear interest at the Contract Interest Rate.

                (b) On or before the earliest of (i) the 20th day after receipt of notice (referred to herein as "notice") by the
                     Indemnified Party of commencement of any action or the assertion in writing, formal or informal, of any claim, audit or inquiry by a third person (referred to herein as a "claim"), (ii) the 45th day after the determination by the Indemnified Party of the existence of any potential claim,
                     (iii) the tenth day preceding the day on which a responsive pleading must be served in order to prevent judgment by default in favor of the Person asserting a claim (but only if the Indemnified Party has knowledge of a claim as of such time), and (iv), in the case of a claim described in
                     (a) above, the 30th day after expiration of the agreed period of consideration by the Dispute Officers, the Indemnified Party shall give the Indemnifying Party written notice thereof together with a copy of the document asserting such claim. Failure to give such notice timely shall not relieve the Indemnifying Party from any obligation under this Agreement except to the extent that the Indemnifying Party is prejudiced, except that the Indemnifying Party shall not be responsible for expenses incurred by the Indemnified Party during the period within which the Indemnified Party failed to give such notice. The Indemnifying Party shall have the right to respond to such claim and to undertake the defense thereof by a representative of its own choosing (which shall be reasonably satisfactory to the Indemnified Party) and to enter into a settlement or compromise thereof or consent to a judgment with respect thereto; PROVIDED, HOWEVER, the Indemnifying Party shall not, without the prior written consent of the Indemnified Party, settle or compromise any claim by any third party or consent to the entry of judgment (i) that does not include as an unconditional term thereof the giving by the claimant or the plaintiff to the Indemnified Party a release from all liability in respect of such claim, (ii) that would result in the imposition of any order, writ, injunction or decree that would restrict the future activity or conduct of the Indemnified Party or any of its successors or assigns, (iii) that would include an explicit finding or admission of a violation of Legal Requirements or the violation of the rights of any Person by an Indemnified Party, (iv) that would result in an explicit finding or admission that would have a material adverse effect on other claims made or threatened against the Indemnified Party or any of its Affiliates, or (v) that contemplates any payment or performance by the Indemnified Party. The Indemnified Party may retain separate counsel at its sole cost and expense to represent it in any proceedings involving any claim; PROVIDED, that if (i) the Indemnified Party and the Indemnifying Party are both named parties to such proceedings and the Indemnified Party shall have reasonably concluded and specifically notified the Indemnifying Party that representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, or (ii) the Indemnified Party assumes the defense of a claim after the Indemnifying Party has failed to diligently pursue such claim it has assumed (as provided in Section 10.3(c)), the Indemnified Party may retain separate counsel, but no more than one such counsel, to represent it in such proceedings at the reasonable cost and expense of the Indemnifying Party.



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


                (c) In the event that (i) by the 20th day after receipt of notice of a claim by a third party (or, if earlier, by the fifth day preceding the day on which a responsive pleading must be served in order to prevent judgment by default in favor of the Person asserting such claim), the Indemnifying Party does not elect to defend against such claim, (ii) the Indemnifying Party elects to defend the claim but does not provide reasonable assurances to the Indemnified Party of the Indemnifying Party's (or its insurer's) ability to pay defense costs and indemnity costs likely to be incurred with respect to the claim by the 20th day after receipt of notice of a claim by a third party (or, if earlier, by the fifth day preceding the day on which a responsive pleading must be served in order to prevent judgment by default in favor of the Person asserting such claim), or (iii) the Indemnified Party at any time reasonably determines that the Indemnifying Party is not actively and diligently defending a claim, the Indemnified Party will, upon notice to the Indemnifying Party, have the right to respond to such claim and to undertake to defend, compromise or settle such claim on behalf of and for the account and risk of loss of the Indemnifying Party (including the right to be reimbursed), PROVIDED THAT the Indemnifying Party shall be given at least five (5) Business Days' prior written notice of the effectiveness of any such proposed settlement or compromise.

                (d) In connection with any such indemnification, the Indemnified Party shall cooperate in all reasonable requests of the Indemnifying Party, including by making commercially reasonable efforts to mitigate, whether by seeking claims against a third party, an insurer or otherwise, any Losses in respect of such claim or liability and to resolve any such claim or liability.

                (e) Each Indemnified Party shall be entitled to indemnification hereunder notwithstanding whether such Indemnified Party had (i) (A) in the case of indemnification pursuant to any of Sections 10.1(a), 10.1(c), 10.1(d), 10.2(a), 10.2(c) or
                     10.2(d), knowledge of the facts that give rise to the claimed breach, Assumed Obligations, Excluded Obligations or Taxes, as the case may be, with respect to which such Indemnified Party is seeking indemnification hereunder and
                     (B) in the case of indemnification for Losses pursuant to either of Sections 10.1(b) or 10.2(b), knowledge of the facts that give rise to the claimed breach (but only to the extent that the Indemnified Party did not consent to the action or omission alleged to constitute such breach in writing) and/or (ii) an opportunity to obtain and/or review any information regarding, or to investigate, the Business, the Parties hereto or any of their respective Affiliates or the transactions contemplated by this Agreement.

10.4     INDEMNIFICATION LIMITS.

         10.4.1 EXCLUSIONS FROM INDEMNIFICATION. Required payments by an Indemnifying Party pursuant to Sections 10.1 or 10.2 shall be limited to the amount of any Loss remaining after deducting therefrom (i) any insurance proceeds actually recovered by the Indemnified Party on account of the Loss, and
(ii) any indemnity, contribution, or other similar payment actually recovered by any Indemnified Party from any third party, in each case with respect to such Loss. The Indemnified Party shall use commercially reasonable efforts to collect all such indemnity, contribution or other similar payments. Without limiting the foregoing, if an Indemnified Party receives any payment from an Indemnifying Party in respect of Losses




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

indemnifiable under this Agreement (whether or not under Article X) and the Indemnified Party later recovers all or a part of such Losses from a third party based on the underlying claim or demand asserted against such Indemnifying Party, then such Indemnified Party shall promptly pay to the Indemnifying Party the amount of such Losses to the extent recovered from such third party.

         10.4.2 RIGHT OF SUBROGATION. With the Indemnified Party's consent, which shall not be unreasonably withheld or delayed, the Indemnifying Party shall be subrogated with respect to any rights the Indemnified Party may have against any third party in connection with any Losses suffered by the Indemnified Party and paid by the Indemnifying Party, and the Indemnified Party agrees to execute and deliver all documents and take all other actions reasonably requested by the Indemnifying Party to effect such subrogation.

         10.4.3 TIME LIMITS. Neither Purchaser nor UBOC shall have any obligation to indemnify the other or any other Indemnified Party for any inaccuracy of any representation or warranty or from any misrepresentation in any certificate furnished or to be furnished hereunder unless on or before a date eighteen months after the Principal Closing Date (or, if the Agreement is terminated pursuant to Article IX, one year after the date hereof), the Party seeking indemnification notifies the other Party of a claim specifying the factual basis for the claim in reasonable detail to the extent then known by the Party seeking indemnification. The foregoing limit shall not apply, expressly or by implication, (i) to claims based on Sections 3.1, 3.2, 3.3, 3.4, 3.6.7, 4.1,
4.2 and 4.6, each of which shall survive indefinitely, (ii) to claims based on Sections 3.12, 10.1(d) or 10.2(d) or the covenants in Article VIII, which shall survive, as to each Tax Period to which such representation or covenant applies, until the closing of the statute of limitations with respect to such Tax period, and (iii) to claims arising under Sections 10.1(b), 10.1(c), 10.2(b) and 10.2(c), which shall survive indefinitely.

         10.4.4 LIMITATIONS ON AMOUNT.

                (a) UBOC shall have no obligation to indemnify Purchaser or any other Indemnified Party under Section 10.1(a) unless (i) the amount of Purchaser's or such other Indemnified Party's claim exceeds $25,000 with respect to any single Loss or series of related Losses, (ii) the aggregate amount of such indemnifiable claims previously paid by Purchaser and the other Indemnified Parties shall exceed $2,500,000, and thereafter UBOC shall be responsible only for the excess of such aggregate amount over $2,500,000; PROVIDED, HOWEVER, that in no event shall the aggregate of all indemnifiable claims paid by UBOC to Purchaser and the other Indemnified Parties under Section 10.1(a) exceed $75,000,000.

                (b) Purchaser shall have no obligation to indemnify Sellers or any other Indemnified Party under Section 10.2(a) unless
                     (i) the amount of Sellers' or such other Indemnified Party's claim exceeds $25,000 with respect to any single Loss or series of Related Losses, (ii) the aggregate amount of such indemnifiable claims previously paid by Sellers and the other Indemnified Parties shall exceed $2,500,000, and thereafter Purchaser shall be responsible only for the excess of such aggregate amount over $2,500,000; PROVIDED, HOWEVER, that in no event shall the aggregate of all indemnifiable claims paid by Purchaser to Sellers and the other Indemnified Parties under Section 10.2(a) exceed $75,000,000.

                (c)  Notwithstanding anything to the contrary in this Agreement,
                     (x)  none of the  limitations  described  in  this  Section
                     10.4.4 shall apply with respect to




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

                     any indemnity payments pursuant to breaches of the representations and warranties in Section 3.12 or pursuant to the provisions of Article VIII and (y) the $25,000 limi-tations described in clauses (i) of each of Sections 10.4.4(a) and 10.4.4(b) shall not apply to any indemnity payments pursuant to any breaches of the representations and warranties in Sections 3.5.4., 3.6.7 or 4.9.

         10.4.5 EXCLUSIVE REMEDY. The Parties expressly acknowledge that the provisions of this Article X shall be the sole and exclusive remedy for damages caused as a result of breaches of the representations, warranties and agreements contained in this Agreement (except to the extent additionally provided in Article VIII, other than in respect of any claim of fraud or for any breach of this Article X), the Related Agreements and any certificate furnished or to be furnished hereunder, except that the remedies of injunction and specific performance shall remain available to the Parties hereto.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

11.1 NOTICES. Any notice, request or other communication to be given by any Party hereunder shall be in writing and shall be delivered personally, sent by registered or certified mail, postage prepaid, by overnight courier with written confirmation of delivery or by facsimile transmission with written confirmation of error-free transmission. Any such notice shall be deemed given when so delivered personally or sent by facsimile transmission (and immediately after transmission confirmed by telephone), if mailed, on the date shown on the receipt therefor, or if sent by overnight courier, on the date shown on the written confirmation of delivery. Such notices shall be given to the following address:

         To Sellers or UBOC         Union Bank of California, N.A.
                                    400 California Street
                                    San Francisco, CA 94104
                                    Attention: David W. Dobon
                                    Telephone No.: (415) 765-2849
                                    Fax Number: (415) 765-2950

         With a copy to:            Union Bank of California, N.A.
                                    Legal Division
                                    400 California Street
                                    San Francisco, CA 94104
                                    Attention: Morris W. Hirsch
                                    Telephone No.: (415) 765-3874
                                    Fax Number: (415) 765-3391

         To Purchaser:              Wachovia Bank, National Association
                                    1339 Chestnut Street
                                    Philadelphia, PA 19107
                                    Telephone No.: 267-321-6353.
                                    Fax Number: 267-321-6603
                                    Attention: Michael Heavener,
                                    Executive Vice President
                                    Telephone No: (267) 321-6353
                                    Fax Number: (267) 321-6603


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


         With a copy to:            Wachovia Corporation
                                    301 South College Street
                                    Charlotte, North Carolina 28288-0630
                                    Attention:  Anthony  Augliera,  Senior  Vice
                                    President
                                    Telephone No: (704) 383-4901
                                    Fax Number: (704) 715-4496

11.2 SOLE AGREEMENT. This Agreement may not be amended or modified in any respect whatsoever except by instrument in writing signed by the Parties hereto or, in the case of a waiver, by the Party against whom the waiver is to be effective. No delay on the part of any Party in exercising any right, power, remedy or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any Party of any right, power, remedy or privilege, nor any single or partial exercise of any such right, power, remedy or privilege, preclude any further exercise thereof or the exercise of any other such right, remedy, power or privilege. This Agreement and the Related Agreements and other documents delivered pursuant hereto and thereto, together with the provisions of the Non-Disclosure Agreement that survive after the date hereof pursuant to the terms hereof, constitute the entire agreement between the Parties hereto with respect to the subject matter hereof and thereof and supersede all prior negotiations, discussions, writings and agreements between them with respect thereto. EXCEPT TO THE EXTENT OF THE EXPRESS REPRESENTATIONS AND WARRANTIES CONTAINED IN ARTICLE III, SELLERS ARE SELLING THE PURCHASED ASSETS ON AN "AS IS, WHERE IS" BASIS, AND DISCLAIMS ALL OTHER WARRANTIES, REPRESENTATIONS AND GUARANTEES, WHETHER EXPRESS OR IMPLIED INCLUDING, WITHOUT LIMITATION, ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT.

11.3 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of Purchaser and Sellers and their respective permitted successors and assigns; provided, however, that neither Purchaser nor Sellers may transfer or assign any of their respective rights or obligations hereunder or under the Related Agreements (except to the extent provided in the Related Agreements), in whole or in part, without the prior written consent of the other Party (except, in the case of Purchaser, to a subsidiary of Purchaser provided that Purchaser remains fully liable as a principal for the performance of its obligations hereunder and thereunder), and any such transfer or assignment without said consent shall be void, AB INITIO.

11.4     INTERPRETATION.

         11.4.1 In this Agreement, except as context may otherwise require, references:

                (a) to the Preamble, Recitals, Sections, Annexes, Exhibits or Schedules are to the Preamble to, a Recital or Section of, or Annex, Exhibit or Schedule to, this Agreement;

                (b) to this Agreement are to this Agreement, and the Annexes, Exhibits and Schedules to it, taken as a whole;

                (c) to this Agreement, are to this Agreement as amended, modified, supplemented, restated or replaced from time to time (to the extent permitted by the terms hereof);

                (d) to the "transactions contemplated hereby" includes the transactions provided for in this Agreement; and



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


                (e) to any Governmental Authority include any successor to that Governmental Authority; and

                (f)  to the date of this Agreement are to September 21, 2005.

         11.4.2 The table of contents and article and section headings are for reference purposes only and do not limit or otherwise affect any of the substance of this Agreement.

         11.4.3 The words "include," "includes" or "including" are to be deemed followed by the words "without limitation."

         11.4.4 The words "herein", "hereof" or "hereunder", and similar terms are to be deemed to refer to this Agreement as a whole and not to any specific Section.

11.4.5 This Agreement is the product of negotiation by the Parties, having the assistance of counsel and other advisers. The Parties intend that this
Agreement
not be construed more strictly with regard to one Party than with regard to the other.

         11.4.6 No provision of this Agreement is to be construed to require, directly or indirectly, any Person to take any action, or omit to take any action, to the extent such action or omission would violate any Legal Requirement.

         11.4.7 The inclusion of an item in a Schedule hereto as an exception to a representation or warranty will not by itself be deemed an admission by a party that such item is material or was required to be disclosed therein.

11.5 DISPUTE RESOLUTION. This Section establishes a procedure for (i) internal review of disputes between Sellers and Purchaser under this Agreement and the Related Agreements, and (ii) a procedure for review and discussion of disputes by Sellers and Purchaser prior to initiating any litigation with respect thereto. Notwithstanding anything to the contrary herein, the Parties agree that no failure by either Party to follow the procedures described in this Section
11.5 will (i) constitute a breach of this Agreement or of the standard of good faith applicable to this Agreement or (ii) adversely affect such Party's right to any remedy hereunder or otherwise at law or in equity. UBOC and Purchaser agree to establish procedures within their respective corporate organizations intended to result in the prompt internal reporting of disputes by all levels of the respective organizations. The dispute resolution procedures so established will require UBOC's and Purchaser's employees and representatives to report the existence of a dispute with the other Party promptly to the Dispute Officer for such employee's or representative's organization. Sellers and Purchaser agree that prior to initiating litigation of any dispute under this Agreement or any of the Related Agreements, notice of the dispute and a statement of the basis therefor will be provided to the other Party by the Dispute Officers for each organization to discuss and explain their positions with respect to the dispute. Notice of disputes will be given under this provision promptly after the existence of the dispute becomes known to either UBOC or Purchaser. Any notice of a dispute by any Person other than the Dispute Officer will be ineffective to initiate the dispute review process under this Section.

11.6 GOVERNING LAW AND JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to Contracts entered into therein, without reference to principles of choice of law or conflicts of laws. Purchaser and Sellers each hereby irrevocably and unconditionally submit to the exclusive jurisdiction of any State or Federal Court sitting in San Francisco County, State of California, over any suit, action or proceeding arising out of or relating to this Agreement. Purchaser and Sellers each hereby agree that service of any process, summons, notice or document by U.S. registered mail addressed to such Party shall be effective service of process for any action, suit or proceeding




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

brought against such Party in such court. Purchaser and Sellers each hereby irrevocably and unconditionally waive any objection to the laying of venue of any such suit, action or proceeding brought in any such court and any claim that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Purchaser and Sellers each agree that final judgment in any such action, suit or proceeding brought in any such court shall be conclusive and binding upon such Party and may be enforced in any other courts to whose jurisdiction such Party may be subject, by suit upon such judgment.

11.7 NO THIRD PARTY  BENEFICIARIES.  Except as otherwise  expressly set forth in
Article X hereof, nothing in this Agreement is intended or shall be construed to give any Person, other than the Parties hereto, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. For the avoidance of doubt, nothing in this Agreement shall be construed to give any customer or Business Employee any legal or equitable right, remedy or claim under or in respect of this Agreement of any provision contained herein.

11.8 EXPENSES. Except as otherwise provided herein or in any Related Agreement, and regardless of whether any or all of the transactions contemplated by this Agreement or any Related Agreement are consummated, the Parties hereto shall each bear their respective expenses incurred in connection with the negotiation, preparation, execution, and performance of this Agreement and the Related Agreements and the transactions contemplated hereby and thereby, including, without limitation, all fees and expenses of agents, representatives, investment bankers, counsel and accountants.

11.9 COUNTERPARTS. This Agreement may be executed by the Parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the Parties hereto. Each counterpart may be delivered by facsimile transmission, which transmission shall be deemed delivery of an originally executed document.

11.10 SEVERABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction, so long as the economic or legal substance of the transactions contemplated hereby and by the Related Agreements is not affected in any material respect adversely to any Party. If any provision of this Agreement is so broad as to be unenforceable, that provision shall be interpreted to be only so broad as is enforceable.

11.11    Judicial Reference; Damages.

                (a) All claims, causes of action or other disputes concerning this Agreement or any of the Related Agreement or the transactions contemplated hereby or thereby (each a "Claim"), including any and all questions of law or fact relating thereto, shall, at the written request of any Party, be determined by judicial reference ("Reference"). The Parties shall select a single neutral referee, who shall be a retired state or federal judge with at least five years of judicial experience in civil matters. In the event that the Parties cannot agree upon a referee, the referee shall be appointed by the court. The non-prevailing Party shall bear the fees and expenses of the referee unless the referee otherwise provides in the statement of decision. In connection with a Reference or any other action or proceeding, whether brought in state or federal court, the Parties hereby expressly, intentionally and deliberately waive any right they may otherwise have to trial by jury of any Claim. The referee shall determine all issues relating to the appli-cability, interpretation, legality and enforceability of this Agreement. This Section 11.11(a) shall apply to any subsequent amendments, renewals, supplements or modifica-tions to this Agreement or any of the Related Agreements.

                (b) Each of the Parties hereto irrevocably waives, with respect to any first Party action filed by the other Party (but not as to any action by one Party against the other seeking indemnification for (x) a third party claim against the Party initiating the action, to the extent that such damages may be recoverable as part of the indemnification by the Indemnified Party or (y) Losses arising out of or resulting from the willful or intentional breach of this Agreement or any Related Agreement by the Indemnifying Party or any common law fraud by the Indemnifying Party)
                     (i) any right to  punitive,  incidental,  consequential  or multiplied damages or lost profits, either pursuant to common law or statute, in any legal proceedings arising out of or related to this Agreement or the transactions contemplated hereby and (ii) any right to punitive, incidental or multiplied damages, either pursuant to common law or statute, in any legal proceedings arising out of or related to the Related Agreements or the transactions contemplated thereby.

11.12 SCHEDULES AND EXHIBITS. The schedules and exhibits to this Agreement are incorporated herein and, by this reference, made a part hereof as if fully set forth at length herein.

11.13 SELLERS' JOINT AND SEVERAL OBLIGATIONS. Except to the extent otherwise provided in this Agreement, all Sellers' obligations under this Agreement are joint and several.

         IN WITNESS WHEREOF, the Parties hereby execute this Agreement as of the day and year first set forth above.



         SELLERS:                   UNION BANK OF CALIFORNIA, N.A.

                                    By:  /s/ DAVID W. DOBON
                                    ____________________________________________
                                    Name:  David W. Dobon

                                    Title:  Senior Vice President



                                    UNION BANK OF CALIFORNIA INTERNATIONAL

                                    By:  /s/ JONES M. CASTRO
                                    ____________________________________________
                                    Name: Jones M. Castro

                                    Title:  President



                                    UNION BANK OF CALIFORNIA SERVICOS LTDA., a Brazilian limited liability company, acting by and through the below parties who hold in aggregate 100% of its QUOTAS, who additionally undertake to cause it to act as provided for it under this Agreement

                                    By: UNION BANK OF CALIFORNIA, N.A.

                                    By:  /s/ DAVID W. DOBON
                                    ____________________________________________

                                    Name: David W. Dobon

                                    Title: Senior Vice President


                                    By: THE MILLS PARTNERSHIP, a California
                                        general partnership

                                    By:  /s/ DAVID W. DOBON
                                    ____________________________________________

                                    Name: David W. Dobon

                                    Title: Senior Vice President of Union Bank of California, N.A., and duly authorized representative of The Mills Partnership

          PURCHASER:                WACHOVIA BANK, N.A.

                                    By:  /s/ THOMAS J. WURTZ
                                    ____________________________________________

                                    Name:    Thomas J. Wurtz

                                    Title:   Executive Vice President

                                    EXHIBIT A

                   FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

                  This ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement"), dated the ___ day of ___________, 200_, is made and entered into by and among UNION BANK OF CALIFORNIA, N.A., a national banking association ("UBOC"), UNION BANK OF CALIFORNIA INTERNATIONAL, a corporation organized under the provisions of Section 25A of the Federal Reserve Act ("UBOCI"), UNION BANK OF CALIFORNIA SERVICOS LTDA., a Brazilian limited liability company (sociedade limitada) ("Limitada" and together with UBOC and UBOCI, "Assignors"), and WACHOVIA BANK, N.A., a national banking association ("Assignee").

                               W I T N E S S E T H

                  WHEREAS, Assignee and Assignors have entered into a Purchase and Assumption Agreement, dated as of September __, 2005 (the "Purchase Agreement"), pursuant to which Assignors have agreed to sell certain of their assets to Assignee;

                  WHEREAS, this Agreement is being entered into in connection with the Closing of the following Business Units under the Purchase Agreement:
[____________,  ____________  and  ___________]  (collectively,  the "Applicable
Business Units"); and

                  WHEREAS, pursuant to the requirements of the Purchase Agreement, Assignors wish to assign and Assignee wishes to assume the Contracts included in the Purchased Assets for each such Applicable Business Unit (collectively, the "Applicable Assigned Contracts") and the Assumed Obligations for each such Applicable Business Unit (such Applicable Assigned Contracts and Assumed Obligations, collectively, the "Applicable Assumed Obligations");

                  NOW, THEREFORE, in consideration of the above premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                  Section 1. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein have the meanings given to them in the Purchase Agreement.

                  Section 2.   ASSIGNMENT AND ASSUMPTION.

                  (a) Assignors hereby assign to Assignee and its successors and permitted assigns forever, as of the Effective Time for the Closing of the Applicable Business Units ("Applicable Effective Time"), the Applicable Assigned Contracts and the Applicable Assumed Obligations.

                  (b) As of the Applicable Effective Time, Assignee hereby assumes and agrees to pay, perform, and discharge as and when due and owing, and to be bound by all the terms, covenants, conditions, liabilities and obligations in and of, the Applicable Assumed Obligations.

                  Section 3. FURTHER ASSURANCES. Assignors and Assignee hereby agree to execute such documents and other papers and perform such further acts as may be reasonably required to carry out the provisions hereof and the transactions contemplated hereby.

                  Section 4. SOLE REMEDY. Assignors' and Assignee's sole and exclusive remedy for damages caused by a breach of this Agreement shall be the indemnities provided in Article X of the Purchase

Agreement (except to the extent additionally provided in Article VIII of the Purchase Agreement, other than in respect of any claim of fraud and except that the remedies of injunction and specific performance shall remain available to the Parties hereto).

                  Section 5. REFERENCE TO PURCHASE AGREEMENT. This Agreement is issued pursuant to the terms of the Purchase Agreement and Assignors and Assignee are entitled to the benefits of, and this instrument is subject to, all pertinent provisions of the Purchase Agreement. Reference is hereby made to the Purchase Agreement for a statement of all representations, warranties, covenants and indemnities made in connection with this Agreement. EXCEPT TO THE EXTENT OF THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THE PURCHASE AGREEMENT, ASSIGNEE IS ASSUMING THE APPLICABLE ASSUMED OBLIGATIONS ON AN "AS IS, WHERE IS" BASIS, AND ASSIGNORS DISCLAIM ALL OTHER WARRANTIES, REPRESENTATIONS AND GUARANTEES, WHETHER EXPRESS OR IMPLIED INCLUDING, WITHOUT LIMITATION, ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT.

                  Section 6. MISCELLANEOUS. Sections 11.1, 11.2, 11.3, 11.5, 11.6, 11.7, 11.8, 11.9, 11.10 and 11.11 of the Purchase Agreement are hereby incorporated by reference MUTATIS MUTANDI.

                  Section 7. HEADINGS. The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning or interpretation of this Agreement.



                                    * * * * *

                  IN WITNESS WHEREOF, Assignors and Assignee have executed this Agreement as of the date first above written.



ASSIGNORS:                          UNION BANK OF CALIFORNIA, N.A.


                                    By:_________________________________________
                                    Name:
                                    Title:


                                    UNION BANK OF CALIFORNIA INTERNATIONAL


                                    By:_________________________________________
                                    Name:
                                    Title:


                                    UNION BANK OF CALIFORNIA SERVICOS LTDA., a Brazilian limited liability company, acting by and through the below parties who hold in aggregate 100% of its quotas, who additionally undertake to cause it to act as provided for it under this Agreement

                                    By: UNION BANK OF CALIFORNIA, N.A.

                                    By:_________________________________________

                                    Name: David W. Dobon

                                    Title: Senior Vice President

                                    By: THE MILLS PARTNERSHIP, a California
                                    general partnership

                                    By:_________________________________________

                                    Name: David W. Dobon

                                    Title:  Senior  Vice  President  of Union
                                    Bank of  California, N.A.,  and  duly
                                    authorized   representative   of  The  Mills
                                    Partnership

ASSIGNEE:                           WACHOVIA BANK, N.A.

                                    By:_________________________________________

                                    Name:

                                    Title:

                                    EXHIBIT B

                              FORM OF BILL OF SALE

         THIS BILL OF SALE (this "Bill of Sale"), dated as of _________ __, 200_, has been made and entered into by and among UNION BANK OF CALIFORNIA, N.A., a national banking association ("UBOC"), UNION BANK OF CALIFORNIA INTERNATIONAL, a corporation organized under the provisions of Section 25A of the Federal Reserve Act ("UBOCI"), UNION BANK OF CALIFORNIA SERVICOS LTDA., a Brazilian limited liability company (sociedade limitada) ("Limitada" and together with UBOC and UBOCI, "Assignors"), and WACHOVIA BANK, N.A., a national banking association ("Assignee").

         Assignee and Assignors have entered into a Purchase and Assumption Agreement, dated as of September __, 2005 (the "Purchase Agreement"), pursuant to which Assignors have agreed to sell certain of their assets to Assignee. Capitalized terms used herein but not otherwise defined having the meaning set forth in the Purchase Agreement.

         This Bill of Sale is being entered into in connection with the Closing of the following Business Units under the Purchase Agreement: [____________, ____________ and ___________] (collectively, the "Applicable Business Units"). Pursuant to the requirements of the Purchase Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, as of the Effective Time for the Closing of the Applicable Business Units ("Applicable Effective Time"), Assignors do each hereby grant, bargain, sell, assign, transfer, convey, set over, confirm and deliver unto Assignee, and its successors and assigns, all of their respective right, title and interest in and to all of the Purchased Assets for each such Applicable Business Unit (collectively, the "Applicable Purchased Assets").

         TO HAVE AND TO HOLD unto Assignee, and its successors and assigns forever all of the Applicable Purchased Assets hereby granted, bargained, sold, assigned, transferred, conveyed, set over, confirmed and delivered as of the Applicable Effective Time.

         Assignors and Assignee hereby agree to execute such documents and other papers and perform such further acts as may be reasonably required to carry out the provisions hereof and the transactions contemplated hereby.

         This Bill of Sale is issued pursuant to the terms of the Purchase Agreement and Assignors and Assignee are entitled to the benefits of, and this instrument is subject to, all pertinent provisions of the Purchase Agreement. Reference is hereby made to the Purchase Agreement for a statement of all representations, warranties, covenants and indemnities made in connection with this Bill of Sale. EXCEPT TO THE EXTENT OF THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THE PURCHASE AGREEMENT, ASSIGNORS ARE SELLING THE APPLICABLE
PURCHASED ASSETS ON AN "AS IS, WHERE IS" BASIS, AND DISCLAIM ALL OTHER WARRANTIES, REPRESENTATIONS AND GUARANTEES, WHETHER EXPRESS OR IMPLIED INCLUDING, WITHOUT LIMITATION, ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT.

         Assignors' and Assignee's sole and exclusive remedy for damages caused by a breach of this Bill of Sale shall be the indemnities provided in Article X of the Purchase Agreement (except to the extent additionally provided in Article VIII of the Purchase Agreement, other than in respect of any claim of fraud and except that the remedies of injunction and specific performance shall remain available to the Parties hereto).

                  Sections 11.1, 11.2, 11.3, 11.5, 11.6, 11.7, 11.8, 11.9, 11.10
and 11.11 of the Purchase Agreement are hereby incorporated by reference MUTATIS MUTANDI.

                  The headings of this Bill of Sale are for purposes of reference only and shall not limit or otherwise affect the meaning or interpretation of this Bill of Sale.

         IN WITNESS WHEREOF, each of Assignors and Assignee have caused this instrument to be signed by its proper and duly authorized officer as of the date and year first written above.



ASSIGNORS:                          UNION BANK OF CALIFORNIA, N.A.


                                    By:_________________________________________
                                    Name:
                                    Title:


                                    UNION BANK OF CALIFORNIA INTERNATIONAL


                                    By:_________________________________________
                                    Name:
                                    Title:


                                    UNION BANK OF CALIFORNIA SERVICOS LTDA.,
                                    a Brazilian limited liability company,
                                    acting by and through the below parties who
                                    hold in  aggregate  100% of its quotas, who
                                    additionally   undertake  to cause it to act
                                    as provided for it under this Agreement

                                    By: UNION BANK OF CALIFORNIA, N.A.

                                    By:_________________________________________

                                    Name: David W. Dobon

                                    Title: Senior Vice President

                                    By: THE MILLS PARTNERSHIP, a California
                                    general partnership

                                    By:_________________________________________

                                    Name: David W. Dobon

                                    Title:  Senior Vice President of Union Bank
                                    of California, N.A.,  and  duly  authorized
                                    representative   of  The  Mills Partnership

ASSIGNEE:                           WACHOVIA BANK, N.A.


                                    By:_________________________________________
                                    Name:
                                    Title:

                                    EXHIBIT C

                     MASTER RISK PARTICIPATION AGREEMENT AND
                         RISK ASSETS PURCHASE AGREEMENT

                  This MASTER RISK PARTICIPATION AGREEMENT AND RISK ASSETS PURCHASE AGREEMENT is made on this [___] day of [________], 2005 between Wachovia Bank, National Association ("Wachovia") and Union Bank of California, National Association ("UBOC").(2) Each of Wachovia and UBOC is a "Party" and together they are the "Parties").

                                     WHEREAS

                  Wachovia and UBOC, among others, entered into the Purchase and Assumption Agreement, dated as of September 21, 2005 (as it may be amended or modified from time to time in accordance with the terms thereof, the "Purchase Agreement"); and

                  In accordance with the Purchase Agreement, Wachovia desires to participate in, and UBOC desires to permit Wachovia to participate in, on an unfunded basis, certain loans, documentary credits or other trade related risk instruments, including, without limitation, loan agreements, authenticated electronic evidence of indebtedness, notes, bills of exchange and drafts, in each case relating to the international correspondent banking and trade-related product business of UBOC.

                  IT IS AGREED as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  In this Agreement:

                  "ACCEPTANCE" has the meaning given in Section 2.1(b).

                  "CONVERTED RISK ASSETS" has the meaning given in Section 3.2.

                  "DEFAULT" has the meaning given in Section 8.3.

                  "INITIAL RISK  PARTICIPATION  ASSETS" has the meaning given in
Section 2.1(a).

                  "INVITATION" has the meaning given in Section 2.1(a).

                  "INVOICE" has the meaning given in Section 4.1.

                  "NEW TRANSACTIONS" has the meaning given in Section 2.2(a)(i).


__________________

(2) UBOCI will be added as a party to the extent Risk Participation Assets are held by UBOCI.

                  "OBLIGOR" means an Obligor in a Transaction as identified in an Invitation.

                  "PARTICIPATION   AGREEMENT"   means  the  Invitation  and  the
Acceptance in relation to a Transaction.

                  "PARTICIPATION" means the participation on an unfunded basis in the risks associated with the non-payment of the whole or any part of the amounts due under a Transaction.

                  "PURCHASE AGREEMENT" has the meaning given in the recitals hereto.

                  "RISK PARTICIPATION ASSETS" has the meaning given in Section 2.2(a)(ii).

                  "RISK PARTICIPATION ASSETS CONVERSION DATE" has the meaning given in Section 3.1.

                  "RISK  PARTICIPATION  FEES" has the  meaning  given in Section
4.1.

                  "SECURITY PARTY" means any party (other than the Obligor) who provides a guarantee or other security on behalf of or procured by the Obligor in relation to a Transaction.

                  "SUBSEQUENT RISK PARTICIPATION ASSETS" has the meaning given in Section 2.2(a)(ii).

                  "TRANSACTION" means a loan, documentary credit or other risk instrument issued in connection with a Risk Participation Asset.

                  "UNPAID AMOUNT" means (i) the shortfall in payment of any amount due UBOC under any Risk Participation Assets, including, without limitation (A) the principal of or interest or fee on any Risk Participation Assets; (B) any fee payable under the documents evidencing the Transaction; and
(C) any other amount payable under the documents evidencing the Transaction; and
(ii) to the extent not paid by the Obligor or a Security Party to UBOC, all costs and expenses incurred by UBOC in connection with enforcing such Risk Participation Asset to the extent that Wachovia requests or consents to such enforcement.

                  "WACHOVIA EMPLOYEE" has the meaning given in Section 6.3.

                  All other capitalized terms used herein but not defined herein shall have the respective meanings set forth in the Purchase Agreement.

                                   ARTICLE II

                               RISK PARTICIPATIONS

                  2.1      INITIAL RISK PARTICIPATIONS.

                  (a) Immediately after the execution hereof, UBOC shall deliver to Wachovia an invitation to acquire a 100% risk participation interest on an unfunded basis in up to

US$550,000,000 of Risk Assets selected by Wachovia in its sole discretion prior to the Principal Closing Date and described on Schedule A attached hereto (such risk-participated Risk Assets, collectively, the "Initial Risk Participation Assets").(3) Such invitation shall be substantially in the form of Schedule B attached hereto (an "Invitation").

                  (b) Wachovia shall accept the Invitation described in Section 2.1(a) by a writing substantially in the form of Schedule C attached hereto (an "Acceptance").

                  2.2      SUBSEQUENT RISK PARTICIPATIONS.

                  (a) From and after the date hereof, UBOC shall send an Invitation to Wachovia to acquire a 100% risk participation interest on an unfunded basis in:

                  (i) each new documentary credit or other risk instrument entered into by UBOC from and after the execution hereof until the date that is sixty (60) days from and after the Principal Closing Date (such transactions, "New Transactions"), to the extent that such New Transactions relate to, and were executed for the purpose of supporting, (A) the Business to the extent such Business is then conducted by UBOC pursuant to the Conversion Protocols (but shall not include any Brady Bonds, oil recovery rights, investment securities and all Risk Assets booked outside of the United States) or (B) export letters of credit that are confirmed under lines of credit made available by the Business; and

                  (ii) all Risk Assets (excluding Brady Bonds, oil recovery rights, investment securities and all Risk Assets booked outside of the United States) relating exclusively to Customers with respect to which the Conversion is then complete (such Risk Assets, together with Risk Assets relating to New Transactions, the "Subsequent Risk Participation Assets" and, together with the Initial Risk Participation Assets, the "Risk Participation Assets").

                  (b) Wachovia may, in its sole discretion, accept any Invitation relating to a New Transaction that Wachovia has not approved in advance in writing. Wachovia shall promptly accept any Invitation relating to a New Transaction that Wachovia has approved in advance in writing. If Wachovia determines to, or is required to, accept an Invitation, then Wachovia shall confirm its acceptance of such Invitation by sending an Acceptance to UBOC. Each such Invitation and Acceptance shall be sent by authenticated S.W.I.F.T. message.


__________________

(3) Included will be loans with maturity dates of over ninety (90) days after the date hereof and certain "long-dated" letters of credit and bankers' acceptances. Excluded will be certain counterparties (including all uncommon customers); Risk Assets with a BDG worse than 7.5 at the Principal Closing; all Risk Assets other than bankers' acceptances, commercial loans, letters of credit, standby letters of credit or placements (such as derivatives, foreign exchange and securities exposure, including investment securities trading securities, securities lent, securities purchased, etc.); any cash collateralized assets; any Risk Assets that have Encumbrances (including Permitted Encumbrances); Mongolia, Yemen, Russia, Baltic and the former CIS, as well as UBOC's Tokyo, Taipei, Hong Kong or Seoul branches, whether funded or unfunded, and certain specifically identified counterparties; Risk Assets that are more than 30 days past due as of the Principal Closing Date; instruments lacking appropriate documentation; and Risk Assets that have not received compliance approval from Wachovia. These will not include any Brady Bonds, oil recovery rights, investment securities and all Risk Assets booked outside of the United States.

                  (b) For the avoidance of doubt, notwithstanding anything to the contrary herein or the Purchase Agreement, (i) to the extent Wachovia has made a payment to UBOC for an Unpaid Amount, UBOC shall assign and transfer to Wachovia any proceeds of any credit insurance policies, up to the amount of such Unpaid Amount paid by Wachovia to UBOC, covering the Risk Participation Assets; provided that in the event any third party consent is required for any such assignment or transfer, UBOC shall be deemed to have satisfied the foregoing obligation if UBOC shall have used commercially reasonable efforts to obtain such consent; (ii) Wachovia is not assuming any risk, liability, obligation, loss, claim, damages, penalty, action, cost or expense hereunder with respect to the enforceability of, or the accuracy or completeness of, any Risk Asset Documentation related to any Risk Participation Asset; and (iii) to the extent Wachovia has made a payment to UBOC for an Unpaid Amount, Wachovia shall have rights hereunder, up to the amount of such Unpaid Amount paid by Wachovia to UBOC, to any and all of UBOC's rights to credit insurance, security, guaranties or collateral to the extent relating to any Risk Participation Asset.

                                   ARTICLE III

                 CONVERSION OF CERTAIN RISK PARTICIPATION ASSETS

                  3.1 From and after the date hereof, Wachovia may, in its sole reasonable discretion, elect to convert all or a portion of the Risk Participation Assets from UBOC's books to Wachovia's books as of one or more dates selected by Wachovia in its sole discretion, which dates shall be no later than March 31, 2006 (each such date, a "Risk Participation Assets Conversion Date"). For the avoidance of doubt, a Risk Participation Assets Conversion Date may be any Business Day reasonably selected by Wachovia. From and after the date hereof until the Sellers' Shutdown Date, UBOC shall provide to Wachovia such information concerning the Risk Participation Assets as Wachovia may reasonably request in connection with its evaluation of the Risk Participation Assets with a view to determining which Risk Participation Assets, if any, Wachovia will convert in accordance with this Article III.

                  3.2 Wachovia shall give UBOC written notice of a Risk Participation Assets Conversion Date and a description of the Risk Assets it intends to convert onto its books as of the Risk Participation Assets Conversion Date (the "Converted Risk Assets") at least ten (10) Business Days prior thereto.(4)

                  3.3 UBOC shall deliver to Wachovia an estimate, in writing, of the aggregate book value of the Converted Risk Assets at least two (2) Business Days prior to the applicable Risk Participation Assets Conversion Date.

                  3.4 On each Risk Participation Assets Conversion Date, the following shall occur:

                  (a) UBOC shall sell, assign, convey, transfer and deliver to Wachovia, and Wachovia shall purchase and acquire from UBOC and take assignment and delivery from UBOC


__________________

(4) Wachovia does not expect to convert banker's acceptances.

of, all of UBOC's right, title and interest in and to all of the Converted Risk Assets that Wachovia has elected to convert on such Risk Participation Assets Conversion Date, together with the Risk Asset Documents that are related to such Converted Risk Assets, any cash that is serving as collateral for a Converted Risk Asset, in each case free and clear of any Encumbrances and the right to receive any credit insurance proceeds applicable to such Converted Risk Assets.

                  (b) Wachovia shall assume, and from and after the Risk Participation Assets Conversion Date, shall pay, perform and discharge, all Contingent Risk Liabilities to the extent associated with, arising out of or resulting from any Contingent Risk Assets included in the Converted Risk Assets. By way of example, such Contingent Risk Liabilities would include (i) the obligation of UBOC to pay a beneficiary under a letter of credit where the account party's obligation to UBOC is a Contingent Risk Asset that constitutes a Converted Risk Asset and (ii) the obligation under a draft accepted by UBOC where the obligation to UBOC under the draft is a Contingent Risk Asset constituting a Converted Risk Asset;

                  (c) The conversion of the Converted Risk Assets shall be effective as of 12:01 a.m., Pacific Time, on the applicable Risk Participation Assets Conversion Date. UBOC shall deliver to Wachovia, no later than 9:00 a.m. Pacific Time, on the applicable Risk Participation Assets Conversion Date, a true and complete calculation of the aggregate net book value of the Converted Risk Assets; and

                  (d) Wachovia shall pay to UBOC by wire transfer of immediately available funds to an account designed by UBOC for such purpose the aggregate net book value of the Converted Risk Assets that have been converted to Wachovia's books on such Risk Participation Assets Conversion Date. Any dispute regarding the calculation of the aggregate net book value for such Converted Risk Assets shall be resolved in accordance with Section 2.8.3 of the Purchase Agreement, mutatis mutandi.

                                   ARTICLE IV

                             RISK PARTICIPATION FEE

                  4.1 On a monthly basis, beginning at the conclusion of the first full calendar month after the date hereof, Wachovia shall deliver to UBOC a statement (an "Invoice") of the fees (the "Risk Participation Fees") payable by UBOC hereunder in arrears with respect to the preceding month (and, in the case of the first Invoice delivered hereunder, for the period from and after the date hereof until the end of the calendar month in which the Principal Closing occurred).

                  4.2 The Risk Participation Fee shall be calculated as follows:

                  (a) The Risk Participation Fee for the Initial Risk Participation Assets and Subsequent Risk Participation Assets described in
Section 2.2(a)(ii) (relating to Customers with respect to which the Conversion is completed) shall be 0.45% p.a. with respect to loans, 0.15% p.a. with respect to bankers' acceptances, 0.25% p.a. with respect to commercial letters of credit and 0.70% p.a. with respect to standby letters of credit.

                  (b) The Risk Participation Fee for the Subsequent Risk Participation Assets described in Section 2.2(a)(i) (relating to New Transactions) shall be equal to the Actual Risk Margin on the New Transactions. "Actual Risk Margin" means: (i) for loans and placements, the basis point spread above the London Interbank Offering Rate applicable to each such loan; (ii) for bankers' acceptances, the basis point spread above the bankers' acceptance rate applicable to each such bankers' acceptance; and (iii) for letters of credit and standby letters of credit, the actual fees charged for such letter of credit.

                  (c) In the case of each of Sections 4.2(a) and (b), the Risk Participation Fee will be calculated on the monthly average amount of Risk Participation Assets then outstanding.

                  4.3 UBOC shall promptly, and in any event within five (5) days after receipt of an Invoice, pay to Wachovia by wire transfer of immediately available funds to an account designated by Wachovia for such purpose all undisputed amounts shown on such Invoice. If UBOC objects to Wachovia's calculation of the Risk Participation Fees shown on such Invoice, UBOC shall promptly, and in any event within five (5) days after receiving such Invoice, notify Wachovia of such objection. Any dispute regarding an Invoice shall be resolved in accordance with Section 11.5 of the Purchase Agreement and, promptly upon such resolution, UBOC shall pay to Wachovia any remaining outstanding amounts determined pursuant to Section 11.5 of the Purchase Agreement to be due and payable with respect to such Invoice.

                  4.4 Other than the Risk Participation Fees and the payments described in Article VII hereof, each Party shall bear its own costs and expenses arising from its performance under this Agreement, including without limitation the operational costs of servicing the Risk Assets portfolio unless such amounts represent an Unpaid Amount.

                                    ARTICLE V

                         DURATION OF RISK PARTICIPATIONS

                  5.1 Each Participation Agreement hereunder shall provide that the Participation granted thereunder shall terminate with respect to a Risk Participation Asset upon the earlier of (i) the Risk Participation Conversation Date, if such Risk Participation Asset is then purchased by Wachovia and converted onto Wachovia's books, (ii) expiration or cancellation of a Risk Participation Asset without obligation by Wachovia or UBOC, (iii) the date on which UBOC has received all amounts owing to it in respect of such Risk Participation Asset and is under no further obligation, actual or contingent, in respect of such Risk Participation Asset or (iv) the date, if any, after March 31, 2006 on which UBOC provides written notice to Wachovia that it is electing, such election to be made in UBOC's sole discretion, to terminate a Participation with respect to a Risk Participation Asset.

                                   ARTICLE VI

               INFORMATION; DOCUMENTATION; ACCESS; CONFIDENTIALITY

                  6.1 From and after the date hereof, UBOC shall provide to Wachovia an updated SCHEDULE A on at least a weekly basis reflecting the payment, expiration or cancellation of any Risk Participation Assets described therein or any other changes in the composition of the Risk Participation Assets in which Wachovia has acquired a Participation hereunder or under any of the Participation Agreements executed and delivered pursuant hereto.

                  6.2 UBOC shall make available to Wachovia, at Wachovia's request, copies of or, at UBOC's option, on-site access to true and correct copies of the documents evidencing each Transaction in which UBOC has delivered an Invitation with respect thereto or has granted Wachovia a Participation hereunder. Wachovia confirms that it is familiar with the information regarding each Obligor and Security Party identified in Schedule A as of the date hereof that Wachovia deems necessary. UBOC (A) makes no representation or warranty to Wachovia and shall not be responsible to it for the accuracy or completeness of any information, exhibit or report furnished by an Obligor or a Security Party in connection with the documents evidencing the Transactions or any statements, warranties or representations (whether written or oral) made or deemed made by an Obligor or a Security Party in or in connection with any of such documents,
(B) subject to industry standards with respect to loan portfolio servicing by major financial institutions, shall have no duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of any of the documents evidencing the Transactions on the part of the Obligor, any Security Party, or any other Person or to inspect the property, books or records of the Obligor, any Security Party, or any other Person and (C) shall not be responsible for the sufficiency, value or collectability of any collateral related to the Transactions.

                  6.3 Subject to compliance with Legal Requirements, from and after the date hereof, the Parties shall cooperate and provide information to each other regarding the Risk Participation Assets, including the Obligor and loan identification numbers associated with the Risk Participation Assets, in order to facilitate the tracking of counterparty exposure by each of the Parties. From and after the date hereof until Sellers' Shutdown Date, UBOC shall, to the extent permissible under Legal Requirements, permit at least two
(2) Wachovia employees to be located in one or more domestic UBOC facilities on a part-time or full-time basis, at Wachovia's option (each such employee, a "Wachovia Employee"), and shall cause its employees to reasonably cooperate with each Wachovia Employee for the purpose of complying with the foregoing cooperation obligation and for the purpose of reviewing New Transactions and reporting such New Transactions to Wachovia. In furtherance and not in limitation of the foregoing, UBOC shall permit each Wachovia Employee to access UBOC's loan and risk management systems and to run daily reports regarding the Risk Participation Assets and to deliver such reports to the appropriate Wachovia officers. The costs related to such Wachovia Employees shall be borne solely by Wachovia and all liabilities arising out of such Wachovia Employees' cooperation with UBOC and placement at UBOC offices shall be the responsibility of Wachovia. Wachovia hereby indemnifies UBOC (or its agents, Affiliates, directors, officers or employees) and holds it harmless for any and all liabilities, obligations, losses, claims, damages, penalties, actions, costs and expenses which may be suffered by, or imposed on or incurred by UBOC (or its agents, Affiliates, directors, officers or employees), to the extent related to such Wachovia Employees, including any of such Wachovia Employees' actions or omissions, except to the extent any such liabilities, obligations, losses, claims, damages, penalties, actions, costs or expenses arise out of or result from UBOC's gross negligence or willful misconduct.

                  6.4 With respect to the Risk Participation Assets, UBOC shall maintain records and accounts in accordance with its usual practice in respect of the amounts paid and received by it from Obligors and/or Security Parties and from Wachovia and such records and accounts will be available for inspection by Wachovia at all reasonable times and will be conclusive and binding on Wachovia in the absence of manifest error.

                  6.5 The Parties shall inform each other without delay of events, which come to their knowledge and in their reasonable opinion may have an adverse effect on the ability of any Obligor or Security Party to fulfill its obligations under any Transaction relating to any Risk Participation Asset.

                  6.5 Wachovia undertakes to keep confidential all information it receives from UBOC with respect to Risk Participation Assets or otherwise to the extent required by the documents evidencing the Transactions or applicable Legal Requirements, provided that the exceptions set forth clauses (i)-(iii) of the definition of "Proprietary Information" in the Purchase Agreement shall apply to this Section 6.6 mutatis mutandi and provided, further, that to the extent any Risk Participation Assets become Converted Risk Assets, the foregoing restriction shall cease to apply to such Risk Participation Assets.

                                   ARTICLE VII

                       UNFUNDED PARTICIPATIONS; RECOVERIES

                  7.1 In respect of a Participation, Wachovia shall upon first written demand by UBOC, subject to Section 8.1 hereof, promptly pay to UBOC an amount equal to the Unpaid Amount payable under the relevant Transaction (without requiring UBOC to first take recourse against any Obligor, Security Party or any other Person); provided that such losses, damages, liabilities, costs or expenses were not caused by the grossly negligent acts or omissions of UBOC or by UBOC's willful misconduct.

                  7.2 Subject to Section 7.3, with respect to Unpaid Amounts paid by Wachovia to UBOC under Sections 7.1(a) and (b), UBOC shall promptly pay to Wachovia the amount of all recoveries, including but not limited to principal, interest (including default interest), fees and costs, received by UBOC under a Transaction to the extent related to such Unpaid Amounts paid by Wachovia to UBOC. The Parties agree that if any sum which is received or recovered under the documents evidencing a Transaction is not attributable to any particular amount due under such documents, that sum will be applied (after payment of any expenses incurred in its collection to the extent Wachovia consented to, or directed UBOC to undertake, such collection) by UBOC towards such obligations (including any Unpaid Amount) of the relevant Obligor as Wachovia and UBOC may mutually determine.

                  7.3 If (a) any sum which is paid into an account required by Legal Requirements to be blocked or is paid in non-transferable or non-convertible currency, or (b) any financial or other instrument is issued to UBOC in satisfaction or purported satisfaction of any obligation of an Obligor to make any payment with respect to a Risk Participated Asset (which payment, in either case of the foregoing clauses (a) or (b), if made to UBOC in the manner provided for in the documents evidencing the Transaction would have given rise to a liability on the part of UBOC to make a corresponding payment to Wachovia under Section 7.2), then (i) at Wachovia's sole option, promptly following Wachovia's written request, UBOC shall transfer to Wachovia such sum or such instrument, as the case may be, to the extent permitted by Legal Requirements, in lieu of the payments described in Section 7.2 and (ii) if such transfer is not permissible under Legal Requirements, then UBOC shall hold such sum or such instrument, as the case may be, on Wachovia's behalf and shall consult with Wachovia and obtain Wachovia's consent prior to taking any action with respect thereto; provided that Wachovia shall not receive any greater amount pursuant to this Section 7.3 than it is entitled to receive under Section 7.2.

                  7.4 Each  payment to be made  pursuant to  Section 7.1, 7.2 or
7.3 hereof shall be:

                  (a) remitted to the account number specified in the relevant Participation Agreement;

                  (b) made in the currency in which the amount is denominated for value on the date due at such times and in such funds as are customary at the time for settlement of transactions in that currency; and

                  (c) made net of any deduction or withholding required to be made from such payments pursuant to applicable Legal Requirements.

                  7.5 If at any time applicable Legal Requirements require either Party to make any deduction or withholding of whatsoever nature from any payment due under this Article VII, the sum due from such Party in respect of such payment shall be increased to the extent necessary to ensure that after the making of such deduction or withholding, the other Party receives a net sum equal to the sum which it would have received had no such deduction or withholding been made. Each Party shall use commercially reasonable efforts to avoid becoming subject to any obligation to make a payment of any such deduction or withholding. Each Party agrees to make any and all payments due under this Agreement from such Party from its booking branch in the United States to the other Party's booking branch in the United States.

                  7.6 If either Party fails to pay any sum under this Agreement when due and payable, interest will accrue on that sum from the due date up to and including the day when the amount is actually paid, calculated at an annual rate equal to the Contract Interest Rate.

                  7.7 Any payment falling due on a non-Business Day shall be made on the next following Business Day.

                  7.8 Where the obligation of UBOC to make a payment under a Participation Agreement arises as a result of UBOC having received an amount from the Obligor or any Security Party or any other Person as described in
Section 7.2 or Section 7.3, UBOC will not be obliged to make that payment until it has established to its satisfaction that it has irrevocably received such amount, but if UBOC does make such payment and it proves to be the case that it has not received that amount, Wachovia will on demand promptly refund that payment in full to UBOC.

                  7.9 If UBOC receives payment of any amount in respect of a Risk Participated Asset and subsequently such payment is set aside, avoided or ordered to be reduced by virtue of any provision to bankruptcy insolvency or liquidation, then Wachovia shall, upon demand by UBOC, promptly pay to UBOC a sum equal to the amount avoided, set aside, refunded or reduced.

                  7.10 All payments by a Party herein shall be made without set-off or counterclaim.

                  7.11 The Parties agree that the obligations of Wachovia to pay to UBOC the amounts set forth herein shall be absolute, unconditional and irrevocable and shall be performed strictly in accordance with the terms hereof under all circumstances, including the following circumstances: (i) subject to
Section 8.2, any amendment or waiver of or any consent to any departure from all or any of the documents evidencing the Transactions, or other indulgence or modification of or forbearance with respect to any of such documents unless such amendment, waiver, consent, indulgence or modification is entered into or made by UBOC in violation of the terms hereof; (ii) subject to Section 8.1, any other act or omission to act of any kind by UBOC, the Obligor, any Security Party or any other Person, except such acts or omissions which constitute the gross negligence or willful misconduct of UBOC; or (iii) the fact that any event, matter, condition or circumstance may have occurred which has or could have a material adverse effect on the business, properties, results of operations or condition (financial or otherwise) of the Obligor, any Security Party or other Person. Wachovia acknowledges that UBOC may honor whatever funding obligation UBOC in good faith, consistent with industry standards with respect to loan portfolio servicing by major financial institutions, determines itself to have under the documents evidencing a Transaction.

                                  ARTICLE VIII

                         ADMINISTRATION OF A TRANSACTION

                  8.1 The examination of documents and administration of the participated letters of credit are the sole and full responsibility of UBOC, and Wachovia is under no obligation to reimburse UBOC if the relevant Obligor's failure to make reimbursement is due to UBOC's failure to comply with any term of any participated letter of credit, its negotiation of non-conforming documents or its failure to comply with the terms of the Uniform Customs and Practice for Documentary Credits (International Chamber of Commerce publication no. 500, 1993 Revision) ("UCP 500") in relation to documentary and standby letters of credit, or the International Standby Practices (International Chamber of Commerce publication no. 590, issued in 1998 ("ISP98")), in respect of standby letters of credit.

                  8.2       Modifications

                  (a) Subject to paragraph (b) below UBOC may, without responsibility to Wachovia, in connection with the Risk Participation Assets (but not the Converted Risk Assets): (i) exercise or refrain from exercising any or all of its rights, powers and discretions arising under or in connection with the documents evidencing the Transactions; (ii) agree to any variation or waiver of the terms of the documents evidencing the Transactions; and (iii) perform any other acts under the documents evidencing the Transactions as it in its discretion sees fit.

                  (b) UBOC shall not, without the prior written consent of Wachovia, take such action that would result in: (i) any variation to the date for payment of, or any variation to an amount or a change in the currency of any amounts payable under, the documents evidencing the Transactions; (ii) a reduction of any amount in respect of interest or any fee payable by an Obligor provided under the documents evidencing the Transactions; (iii) the release of any credit insurance, security, guaranty or collateral relating to any Risk Participation Asset; or (iv) the enforcement of, or efforts by UBOC to enforce, any of UBOC's rights with respect to any Risk Participation Asset against any Obligor, any Security Party or any third party.

                  8.3 UBOC shall promptly upon the occurrence of any event of default or other similar condition or event in relation to an Obligor and/or Security Party (however described in the relevant Transaction, each a "Default") notify Wachovia of the Default in respect of any Transaction in which Wachovia has a Participation hereunder.

                  8.4 Following receipt by Wachovia of a notice that an Obligor or Security Party has failed to make payment when due and payable with respect to any Risk Participation Asset, Wachovia and UBOC shall jointly determine the actions to be taken by UBOC in order to recover the amounts due and unpaid from the Obligor and/or a Security Party. Upon written request by Wachovia, if permitted by Legal Requirements and the Transaction documents, UBOC shall assign to Wachovia a portion of the claims under the Transaction which correspond to the relevant Risk Participated Assets and, following such assignment, Wachovia may proceed directly against the relevant Obligor and/or Security Party. If UBOC and Wachovia cannot agree on the actions to take to enforce the Transaction, and if such an assignment is not permissible under Legal Requirements and the Transaction Documents, then at Wachovia's request, UBOC shall, acting as Wachovia's agent, take such actions on Wachovia's behalf as Wachovia shall reasonably request in order to recover the amounts due and unpaid from the Obligor and/or a Security Party; provided that UBOC shall be under no obligation to take such actions if it reasonably believes that such actions are in violation of Legal Requirements. For Transactions where UBOC is acting as Wachovia's agent and at Wachovia's direction, Wachovia shall indemnify UBOC on first written demand from and against all losses, damages, liabilities, reasonable costs and expenses which UBOC has incurred in connection with such actions; provided such losses, damages, liabilities, reasonable costs and expenses are not caused by UBOC's grossly negligent acts or omissions or by its willful misconduct.

                                   ARTICLE IX

                                   TERMINATION

                  9.1      If:

                  (a) Wachovia fails to pay any amount when due and payable hereunder or under a Participation Agreement, UBOC may cancel that Participation Agreement upon notice to Wachovia; or

                  (b) UBOC's representations set forth in Section 10.6 hereof to the extent related to the Risk Participation Assets are untrue in any material respect, Wachovia may require UBOC to cancel the affected Participation Agreement upon notice to UBOC and UBOC shall pay to Wachovia an amount equal to the amount already paid by Wachovia in respect of that Participation, notwithstanding anything to the contrary in this Agreement or the Purchase Agreement;

and once accrued claims and liabilities owing hereunder have been paid all rights and obligations of UBOC and Wachovia under that Participation Agreement shall be terminated.

                                    ARTICLE X

                                      OTHER

                  10.1 Sections 11.1,  11.5,  11.6,  11.7,  11.8,  11.9,  11.10,
11.11, 11.12 and 11.13 of the Purchase Agreement are hereby incorporated by reference mutatis mutandi.

                  10.2 No Party may assign or transfer any of its rights or obligations under this Agreement or under any Participation Agreement without the prior written consent of the other Party. This Agreement shall be binding upon and shall inure to the benefit of the Parties hereto and their respective successors and permitted assigns.

                  10.3     Status of Participation.

                  (a) Except as set forth in this Agreement, UBOC does not transfer or assign any rights or obligations under the documents evidencing the Transactions to the extent related to any Risk Participation Assets and Wachovia will have no proprietary interest in the benefit of the documents evidencing the Transactions or in any monies received by UBOC under or in relation to the documents evidencing the Transactions, in each case to the extent related to any Risk Participation Assets.

                  (b) The right of the Wachovia to receive monies from UBOC with respect to any Risk Participation Asset is restricted to the extent of an amount equal to the relevant portion of any monies received and applied in accordance herewith by UBOC from any Obligor or Security Party.

                  (c) Wachovia shall not be subrogated to or substituted in respect of UBOC's claims by virtue of any payment under a Participation and Wachovia shall have no contractual relationship with or rights against any Obligor or Security Party pursuant to the terms hereof except in any case in which UBOC defaults in its servicing obligation with respect to the relevant Risk Participation Assets and except for Risk Participation Assets converted to Wachovia in accordance with the terms hereof.

                  (d) Nothing herein constitutes UBOC as agent, fiduciary or trustee for the Wachovia.

                  (e) Nothing  herein  shall place UBOC under an  obligation  to exercise any rights of set-off it may have against any Obligor or Security Party; provided that if UBOC does elect or agree to set-off any such amounts, UBOC shall make Wachovia whole for any amounts to which Wachovia would be entitled hereunder with respect to the amount of such set-off reasonably attributable to the applicable Risk Participation Asset.

                  (f) UBOC's obligations under the Participations shall be subject to its obligations under the documents evidencing the Transactions.

                  (g) This Agreement and the agreements and understandings between the Parties in relation to a Participation shall not constitute a partnership, joint venture or any other form of association between UBOC and Wachovia.

                  10.4 Each Participation Agreement shall form an integral part of this Agreement and the conditions agreed upon in the applicable Participation Agreement shall together with this Agreement govern the relevant Participation.

                  10.5 If for the purpose of obtaining a judgment in any court with respect to any obligation of a Party hereunder or stating a claim, it shall become necessary to convert into any other currency any amount into the currency due hereunder, then such conversion shall be made at the spot conversion rate as in effect on the date the paying Party makes payment to the receiving Party in satisfaction of such judgment. If pursuant to any such judgment or claim, conversion shall be made on a date other than the date payment is made and there shall occur a change between such spot conversion rate and the spot conversion rate as in effect on the date of payment, the paying Party agrees to pay such additional amounts, if any, as may be necessary to insure that the amount paid is the amount in such other currency which, when converted at the spot conversion rate as in effect on the date of payment or distribution, is the amount then due hereunder in such currency as may be specified by the receiving Party ("Receiver's Required Currency"). Any amount due under this Section 10.5 shall be due as a separate debt and shall not be affected by or merged into any judgment being obtained for any other sums due hereunder or in respect of any obligation. In no event, however, shall a paying Party be required to pay more Receiver's Required Currency at the spot conversion rate as in effect when payment is made than the amount of Receiver's Required Currency stated to be due hereunder.

                  10.6 UBOC represents and warrants that each Risk Participation Asset is, as of the date hereof, or will be as of the time at which UBOC and Wachovia enter into a Participation Agreement with respect thereto (i) evidenced by appropriate and sufficient documentation and will constitute the legal, valid and binding obligation of the Obligor named therein, subject to the Enforceability Exceptions and (ii) free and clear of any Encumbrances. Each Converted Risk Asset will be as of the time at which such asset is converted onto Wachovia's books in accordance with the terms hereof (i) evidenced by appropriate and sufficient documentation and will constitute the legal, valid and binding obligation of the Obligor named therein, subject to the Enforceability Exceptions and (ii) free and clear of any Encumbrances. UBOC shall transfer good title to such Converted Risk Assets free of Encumbrances. If UBOC's liability to make any payment under any Transaction with respect to which Wachovia is entering into a Participation Agreement is contingent upon the Obligor or any other Person having provided any documents or having satisfied any conditions upon requesting any payment from UBOC under the relevant Transaction, such documents have been provided in a form acceptable to UBOC and in accordance with the practices and standards generally complied with in relation to a specific type of Transaction including, but not limited to, the UCP 500 in relation to documentary and standby letters of credit, and the ISP 98 in respect of standby letters of credit, and such conditions have been satisfied to the satisfaction of UBOC.

                      [THE NEXT PAGE IS THE SIGNATURE PAGE]

                                    WACHOVIA BANK, NATIONAL ASSOCIATION

                                    By
                                    ____________________________________________
                                    Name:
                                    Title:




                                    UNION BANK OF CALIFORNIA,
                                    NATIONAL ASSOCIATION

                                    By
                                    ____________________________________________
                                    Name:
                                    Title:

                                   SCHEDULE A

                        INITIAL RISK PARTICIPATION ASSETS


    [Schedule to be provided updated by Wachovia as of the Principal Closing]

                                   SCHEDULE B

                               FORM OF INVITATION

[(to be sent via email followed by a next-day courier delivery of executed version)][For Initial Risk Participation Assets]

[(to  be  sent  by  authenticated   S.W.I.F.T.   message)][For  Subsequent  Risk
Participation Assets]

Date:

From:  Union Bank of California, National Association

To:  Wachovia Bank, National Association

UBOC's reference:
Wachovia's reference:

Dear Sirs,


                                   INVITATION

                  We refer to the Master Participation Agreement dated [ ] 2005 between Wachovia Bank, National Association and Union Bank of California, National Association (as the same may be amended as from time to time, the "Agreement"). This Invitation forms part of, and is subject to, the Agreement. All terms contained in the Agreement shall have the same meanings when used in this Invitation.

                  1.       TERMS OF PARTICIPATION

                  [The terms of the particular Participation to which this Invitation relates are as set forth in the attached spreadsheet.] [For Initial Risk Participations]

                  [The terms of the particular Participation to which this Invitation relates are as follows:

                  Obligor:

                  Details   of   Participation:   (funded/unfunded,   confirmed,
guaranteed, financed, refinanced, discounted)

                  Face Amount:

                  Transaction:

                  Transaction Details: [We attach a copy of the relevant Transaction.]

                  Guarantee or other security for the Obligor's payment obligations: [We attach a copy of the document evidencing liens and encumbrances on property, guarantees or any other rights granted or provided to secure the repayment of an obligation (specify).]

                  Security   Party/Parties   (describe   by  name  and  type  of
collateral):

                  2.       PARTICIPATION DATE

                  The date on which Wachovia is committed with its participation amount for the proposed Participation is .

                  3.       FEE

                  We shall pay to you a fee calculated in accordance with the Master Risk Participation Agreement.

                  4.       OTHER TERMS.

                  (Insert specific terms, if any, applicable to the relevant Transaction.)

                  5.       ACCOUNT DETAILS

                  Our account details in relation to this Invitation are as follows:

Account number:

Bank:

                  6. ACCEPTANCE DATE] [For Subsequent Risk Participations]

                  If you agree to the terms of this Invitation, kindly send us your Acceptance to be received by us no later than .

                  This  Invitation   shall  be  governed  by  and  construed  in
accordance with the law agreed pursuant to the Agreement.


                                    Yours sincerely,



                                    UNION BANK OF CALIFORNIA,
                                    NATIONAL ASSOCIATION

                                    By
                                    ____________________________________________
                                    Name:
                                    Title:

                                   SCHEDULE C

                               FORM OF ACCEPTANCE

                (to be sent by authenticated S.W.I.F.T. message)

Date:

From:  Union Bank of California, National Association

To:  Wachovia Bank, National Association

UBOC's reference:
Wachovia's reference:

Dear Sirs,


                                   ACCEPTANCE
                  We refer to:

                  (i) the Master Participation Agreement dated [ ] 2005 between Union Bank of California, National Association and Wachovia Bank, National Association (as the same may be amended as from time to time, the "Agreement"); and

                  (i)      your Invitation dated [ ].

                  This Acceptance forms part of, and is subject to, the Agreement. All terms contained in the Agreement shall have the same meanings when used in this Acceptance.

                  We hereby accept to participate in the invited Transaction on the terms and conditions stated therein and in the Agreement.

                  This  Acceptance   shall  be  governed  by  and  construed  in
accordance with the laws agreed pursuant to the Agreement.


                                    Yours sincerely,

                                    WACHOVIA BANK, NATIONAL ASSOCIATION

                                    By
                                    ____________________________________________
                                    Name:
                                    Title:

                                    EXHIBIT D

                  MASTER EMPLOYEE LEASING AGREEMENT, dated as of [DATE] 2005 (as amended, supplemented or replaced from time to time, this "AGREEMENT"), by and among UNION BANK OF CALIFORNIA, N.A., a national banking association, UNION BANK OF CALIFORNIA INTERNATIONAL, a corporation organized under the provisions of
Section 25A of the Federal Reserve Act, and UNION BANK OF CALIFORNIA SERVICOS LTDA., a Brazilian limited liability company (SOCIEDADE LIMITADA) (collectively, "SELLERS"), on the one hand, and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, on the other hand ("PURCHASER").

                                    RECITALS

         A. Purchaser and Sellers have entered into the Asset Purchase Agreement, dated as of September 21, 2005 (as it may be amended, supplemented or replaced from time to time, the "PURCHASE
               AGREEMENT"), which provides for the purchase by Purchaser of assets of Sellers (the "TRANSACTION").

         B. Purchaser desires to use the services of designated employees of Sellers, and Sellers desire to use the services of certain designated employees of Purchaser, in each case on a temporary basis in accordance with the terms and conditions of this Agreement.

                  NOW, THEREFORE, the parties, intending to be legally bound, agree as follows:

1. EMPLOYEE LEASING.

         (a) At Purchaser's request from time to time made in accordance with the Conversion Protocols, Sellers will lease to Purchaser any Business Employee so requested by Purchaser (each such Business Employee, a "SELLERS' LEASED EMPLOYEE") until the earlier of (1) the Business Employee's becoming an Accepting Employee and (2)
              Sellers' Shutdown Date (with respect to each Sellers' Leased Employee, the "SELLERS' LEASE PERIOD") to perform (1) such services as are substantially comparable to those services that were performed by the Sellers' Leased Employee before the Closing for the Business and/or (2) such services as Purchaser reasonably requests in accordance with the Conversion Protocols in connection with the Conversion and Purchaser's operation of the Business during the Sellers' Lease Period (such services, collectively, the "SELLERS' LEASED EMPLOYEE SERVICES"); and

         (b) At Sellers' request from time to time made in accordance with the Conversion Protocols, Purchaser will lease to Sellers any Accepting Employee so requested by Sellers (each such Accepting Employee, a "PURCHASER'S LEASED EMPLOYEE") until Sellers' Shutdown Date (the "PURCHASER'S LEASE PERIOD") to perform such services as may be reasonably necessary for Sellers to satisfy their obligations to service the Business after the Closing pursuant to the Purchase Agreement and the Conversion Protocols (such services, collectively, the "PURCHASER LEASED EMPLOYEE SERVICES").

         (c)  Notwithstanding  the  foregoing,   the  parties  acknowledge  that
              Sellers are likely to need to staff a number of their foreign offices beyond the Sellers' Shutdown Date in connection with the wind down of such offices and, in particular, Sellers are likely to be required by Governmental Authorities in the jurisdictions in which such foreign offices are located to maintain branch managers and/or representatives until licenses can be surrendered in an orderly fashion in accordance with applicable Legal Requirements. Accordingly, and to accommodate such situations abroad, the parties agree that Sellers' Lease Period and the Purchaser's Lease Period may be extended at the election of either Sellers or Purchaser (by notice to such other party) for a period not to exceed 180 days (or 270 days to the extent required by Legal Requirements) beyond the Sellers' Shutdown Date to accommodate (i) the leasing by Purchaser of Sellers' Business Employees resident in Sellers' foreign offices to the extent Sellers retain such employees and (ii) the leasing by Sellers of Accepting Employees to the extent required to meet wind down requirements in such foreign offices, it being understood that all decisions regarding the Business Employees and/or Accepting Employees to be leased, the timing and conditions under which the leasing occurs and the circumstances of their leasing shall be made in accordance with this Agreement and the labor and employment provisions of the Conversion Protocols, which shall be deemed extended beyond the Sellers' Shutdown Period through such extended Sellers' Lease Period and/or Purchaser's Lease Period to govern such leasing arrangements.

2. CERTAIN DEFINITIONS.

         (a) Sellers, in their capacity as lessors of the Sellers' Leased Employees, and Purchaser, in its capacity as lessor of the Purchaser's Leased Employees, as applicable, are referred to herein as the "LESSOR".

         (b) Purchaser, it its capacity as lessee of Sellers' Leased Employees, and Sellers, in their capacity as lessees of the Purchaser's Leased Employees, as applicable, are referred to herein as the "Lessee".

         (c) Where Sellers are the Lessor, the Sellers' Leased Employees are the "LEASED EMPLOYEES", the Sellers' Lease Period is the "LEASE PERIOD", and the Sellers' Leased Employee Services are the "SERVICES". Where Purchaser is the Lessor, the Purchaser's Lease Employees are the "LEASED Employees", the Purchaser's Lease Period is the "LEASE PERIOD", and the Purchaser's Leased Employee Services are the "SERVICES".

         (d) Other capitalized terms used but not defined in this Agreement have their respective meanings assigned in the Purchase Agreement.

3. SUPERVISION; WORK ENVIRONMENT; EMPLOYMENT DECISIONS.

         (a) SUPERVISION. Subject to the Conversion Protocols, the Lessee will determine the procedures to be followed in its business by the Leased Employees, including without limitation with respect to the time, manner and performance of their duties as Leased Employees, and be responsible for the supervision of the Leased Employees in the performance of the Services.

         (b) COMPLIANCE. Each of the Lessor and Lessee will comply with all Legal Requirements applicable to it with respect to the Leased Employees.

         (c) ACCIDENTS AND INJURIES. The Lessee will report to the Lessor any employee accidents or workplace injuries involving Leased Employees during the Lease Period promptly after such accidents or injuries are reported to the Lessee.

         (d) LICENSES. The Lessor will, to the extent consistent with its operation of the Business prior to the date hereof, in the case of Sellers, and to the extent consistent with its operation of the Business after the date hereof, in the case of Purchaser, obtain and maintain, or reasonably assist the Leased Employees to obtain and maintain, all Licenses, if any, required in connection with the Leased Employees' performance of Services.

         (e) TERMINATION OF EMPLOYMENT. During the Lease Period, the Lessor will not terminate the employment of any Leased Employee without the prior written approval of the Lessee, which approval will not be unreasonably withheld or delayed; PROVIDED that the Lessor may terminate the employment of a Leased Employee without the prior approval of the Lessee (but after consultation with the Lessee if reasonably practicable), if such termination is made for cause (or the equivalent thereof) as defined in the employment procedures for employees of the Lessor. In the event of any termination of employment of a Leased Employee, the Lessor will be solely responsible for any severance or other payments due to such Leased Employee as a result of such termination.

         (f) LEASED EMPLOYEE AGREEMENT. To the extent permissible under applicable Legal Requirements, all Business Employees, prior to becoming Leased Employees, will be required to sign an agreement, substantially in the form of ATTACHMENT A.

         (g) RECORDS. Each party will maintain books and records relating to the Leased Employees in a reasonable manner and consistent with applicable Legal Requirements and sound business practices. Each party will make all such books and records available to the other parties upon reasonable request and will provide such other information to the other parties as is reasonably requested by such other parties to perform their respective obligations under this Agreement or as is reasonably necessary for such other parties to comply with their respective obligations under Legal Requirements.

         (h) EMPLOYEE CLAIMS. Each party will reasonably cooperate with each other party in the defense of any and all claims, including litigation and administrative claims, against such other party brought by any Leased Employee, unless the parties have an actual conflict of interest with respect to such matter. Such cooperation may include providing the other parties with access to claim information, facilities, witnesses and other information and documents as reasonably requested.

4. COMPENSATION AND BENEFITS. During the Lease Period, the Leased Employees will for all purposes be employees solely of the Lessor. The Lessor will, in a timely manner and consistent with the Lessor's practices with respect to its own employees:

         (a) Pay compensation and provide benefits to the Leased Employees (1) in the case of the Sellers' Leased Employees, equal to the wages paid and benefits provided to such Sellers' Leased Employees immediately before the Lease Period and (2) in the case of the Purchaser's Leased Employees, in accordance with the terms of any employment offers made to such Leased Employees pursuant to
              Section 5.5 of the Purchase Agreement, but in any event and in either case equal to or greater than the wages or benefits required to be paid or provided pursuant to any applicable Legal Requirements;

         (b) Make all wage payments to Leased Employees (including bonuses or commissions) directly through the Lessor's payroll systems;

         (c) Make all payroll withholding deductions for Leased Employees to the extent required under applicable Legal Requirements, including Federal and State income tax, social security, unemployment and disability insurance (if applicable) on a timely basis;

         (d) Promptly remit all Taxes with respect to the Leased Employees to all applicable governmental agencies;

         (e) File all Tax reports in respect of the Leased Employees to the extent required under applicable Legal Requirements;

         (f) Administer, or cause a third party administrator to administer, all of the Lessor's Employee Plans or Contracts or benefits required to be provided by Legal Requirements for which such Lessor's Leased Employees are eligible; and

         (g) Maintain (if applicable in foreign jurisdictions) workers' compensation insurance, and add the Lessee as an insured on its workers' compensation insurance policy, and keep such insurance in full force and effect at all times with respect to the Leased Employees.

5. FEES.

         (a) On a monthly basis, beginning on the tenth day of the first full calendar month after the date of this Agreement, the Lessor will deliver to the Lessee a statement (an "INVOICE") of the fees (the "LEASING FEE") payable by the Lessee with respect to all Leased Employees leased by the Lessee hereunder during the preceding month. The Lessee will promptly, and in any event within fifteen
              (15) days after receipt of an Invoice, pay to the Lessor in immediately available funds all undisputed amounts shown on such Invoice. If the Lessee objects to any item of expense included in the calculation of the Leasing Fee shown on an Invoice, the Lessee will promptly, and in any event within ten Business Days after receiving such Invoice, notify the Lessor of its objection. Any dispute regarding an Invoice will be resolved in accordance with
              Section 11.5 of the Purchase Agreement and, promptly upon such resolution, the Lessee will pay to the Lessor any remaining outstanding amounts determined pursuant to Section 11.5 of the Purchase Agreement to be due and payable with respect to such Invoice.

         (b) The Leasing Fee will be equal to the sum of the following for each Leased Employee (determined on a pro rata basis according to the number of hours worked with respect to Leased Employees who provide Services on a part-time basis; such pro rata basis to be specified in the request for such Leased Employees made pursuant to Section 1 of this Agreement and in accordance with the Conversion Protocols):

              (1) The gross wages or salary (excluding any severance payments) before deductions for income taxes, employment taxes and other tax deductions and before reductions for pre-tax salary deferrals related to Section 401(k) of the Code and other similar statutes or plans for the Leased Employee; and

              (2) The statutory and non-statutory employee benefit costs for the Leased Employee actually incurred by the Lessor during the relevant period during which the Leased Employee performed Services for the Lessee (including all benefit accruals during the applicable period and including any Federal Social Security taxes (FICA) and Federal Unemployment Insurance taxes (FUTA) or similar taxes attributable to the Leased Employee during the applicable period).

         (c) A non-binding estimate of the Leasing Fee for each Business Employee that the parties reasonably expect, as of the date hereof, may be a Leased Employee is set forth in ATTACHMENT B. Each party agrees that ATTACHMENT B contains Proprietary Information of the other party.

         (d) The Lessee will provide to the Lessor, on a weekly basis, a report setting forth the number of hours worked by each Leased Employee who provided Services to the Lessee during the preceding week.

         (e) No increases in wages or salary, bonus payments or benefit costs attributable to Leased Employees occurring from and after the commencement of the Lease Period (in the case of the Sellers' Leased Employees) or the commencement of service with Purchaser in accordance with the terms of any employment offers made pursuant to Section 5.5 of the Purchase Agreement (in the case of the Purchaser's Leased Employees) will be taken into account for purposes of calculating the Leasing Fee unless such changes are approved in writing by the Lessee (which approval will not be unreasonably withheld or delayed).

         (f) The Lessor will, upon Lessee's reasonable request, provide to the Lessee reasonable supporting documentation for its calculation of the Leasing Fee.

6. TERM; TERMINATION.

         (a) TERM. This Agreement is effective from and after the date hereof and will terminate as of the expiration of the later of the Sellers' Lease Period and the Purchaser's Lease Period.

         (b) TERMINATION. No party may terminate this Agreement with respect to any Leased Employee prior to the Sellers' Shutdown Date except as follows:

              (1) The Lessee may terminate this Agreement with immediate effect with respect to any Leased Employee.

              (2) The Lessor will terminate this Agreement with immediate effect with respect to any Leased Employee whose employment the Lessor terminated in accordance with this Agreement.

              (3) This Agreement will terminate automatically with immediate effect upon the resignation of any Leased Employee from Lessor's employment, PROVIDED that Lessor will give notice of such resignation to Lessee as promptly as reasonably practicable.

         (c) EFFECTS OF TERMINATION. In the event of the termination of this Agreement with respect to any Leased Employee:

              (1) in the event of a termination of this Agreement with respect to any Leased Employee that is not reasonably anticipated by the Lessee, the parties will reasonably cooperate to ensure that the Lessee is able to obtain any Services formerly provided by such Leased Employee from an alternative source; and

              (2) the Lessor will include any Leasing Fees with respect to such terminated Leased Employee in the next subsequent Invoice and the Lessee will pay such Invoice in accordance with Section 5.

7. INDEMNIFICATION. Article X of the Purchase Agreement will be the sole and exclusive remedy for damages caused as a result of any breach of this Agreement (except to the extent additionally provided in Article VIII of the Purchase Agreement, other than in respect of any claim of fraud or for any breach of Article X of the Purchase Agreement), except that the remedies of injunction and specific performance will remain available to the parties. In addition, each party agrees to indemnify, hold harmless, protect and defend the other party and its Representatives from any Loss arising out of or resulting from any and all claims, actions or damages asserted by or awarded to a Leased Employee arising from or caused by the indemnifying party's failure or alleged failure to comply with any applicable Legal Requirements or any contract to which the indemnifying party is a party.

8. CONFIDENTIALITY. All Proprietary Information which either party may acquire concerning the other party, its affiliates, or their customers and prospective customers in connection with the performance of Services under this Agreement will at all times and for all purposes be and remain subject to the provisions of the Purchase Agreement that relate to Proprietary Information.

9. FORCE MAJEURE. The Lessor will not be held responsible for any failure or delay in delivery of, nor the Lessee for any failure or delay in accepting, the Services if the failure or delay is due to an act of God or the public enemy, war, government acts or regulations, fire, flood, embargo, quarantine, epidemic, differences with workmen, accident, unusually severe weather, or other cause similar or dissimilar to the foregoing, which is beyond their respective control (each such event, a "FORCE MAJEURE"). If the performance of this Agreement or any obligation under it by any party is prevented, restricted or interfered with by reason of a Force Majeure, the party whose performance is so affected, upon giving prompt notice to the other party, will be excused from such performance to the extent of such Force Majeure; PROVIDED however, that the party so affected will use commercially reasonable efforts to (1) avoid or remove such causes of nonperformance, and (2) mitigate any loss or damage resulting from such non-performance, and will promptly continue performance under this Agreement if and when such causes are removed.

10. NO PARTNERSHIP. Nothing in this Agreement will constitute Sellers or any of its Affiliates, on the one hand, and Purchaser or any of its Affiliates, on the other hand, as members of any partnership, joint venture, association, syndicate, or other entity, or be deemed to confer on any of them any express, implied, or apparent authority to incur any obligation or liability on behalf of another party.

11. AMENDMENT; WAIVER. This Agreement may not be amended, and performance with any provision may not be waived, in either case except by an instrument in writing signed by the parties hereto or, in the case of a waiver, by the party against whom the waiver is to be effective. No delay on the part of any party in exercising any right, power, remedy or privilege hereunder will operate as a waiver thereof, nor will any waiver on the part of any party of any right, power, remedy or privilege nor any single or partial exercise of any such right, power, remedy or privilege, preclude any further exercise thereof or the exercise of any other such right, remedy, power or privilege.

12.  INCORPORATION  BY REFERENCE.  Sections 11.1,  11.3, 11.5, 11.6, 11.7, 11.8,
     11.9, 11.10, 11.11, 11.12 and 11.13 of the Purchase Agreement are hereby incorporated by reference MUTATIS MUTANDI.

                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

                                    UNION BANK OF CALIFORNIA, N.A.



                                    ____________________________________________
                                    Name:
                                    Title:

                                    UNION BANK OF CALIFORNIA, INTERNATIONAL


                                    ____________________________________________
                                    Name:
                                    Title:

                                    UNION BANK OF  CALIFORNIA  SERVICOS  LTDA, a
                                    Brazilian limited liability company,  acting
                                    by and through the below parties who hold in
                                    aggregate   100%   of   its   quotas,    who
                                    additionally undertake to cause it to act as provided for it under this Agreement


                                    By: UNION BANK OF CALIFORNIA, N.A.


                                    By:_________________________________________

                                    Name: David W. Dobon

                                    Title: Senior Vice President


                                    By:  THE  MILLS  PARTNERSHIP,  a  California
                                    general partnership


                                    By:_________________________________________

                                    Name: David W. Dobon

                                    Title: Senior Vice President of Union Bank of California, N.A., and duly authorized representative of The Mills Partnership

                                    WACHOVIA BANK, NATIONAL ASSOCIATION


                                    ____________________________________________
                                    Name:
                                    Title:

                                                                    ATTACHMENT A


                            LEASED EMPLOYEE AGREEMENT

I hereby understand and agree that as an employee of [Lessor] I may be asked to assist [Lessor] in the provision of services to [Lessee] in connection with the Agreement and Plan of Merger entered into between [Warrior] and [Atlas]. This is to confirm and acknowledge that at all times while providing such services to [Lessee] nothing will either alter or modify in any way my status as a [Lessor] employee or my obligation to comply with all [Lessor] rules, regulations and policies. Furthermore, I understand and agree that none of the services that I may be asked to perform for [Lessee] shall make me eligible to participate in any [Lessee] employee benefit plan.

I agree that, except as may be required by law, I will not, directly or indirectly, disclose to anyone outside [Lessee], except with [Lessee]'s prior written consent, any confidential or proprietary information concerning [Lessee] that I may acquire during the course of providing services in connection with the arrangement between [Warrior] and [Atlas] relating to [Lessee]'s business operations including, but not limited to, confidential or proprietary information, processes and trade secrets ("Confidential Information"). I also agree that I will not make use of any Confidential Information for my own purposes or for the benefit of anyone or any other entity other than [Lessee].

Nothing contained in this Attachment shall preclude me from discussing any matter concerning [Lessee] with any governmental, regulatory or self-regulatory agency, or with [Lessor] representatives responsible for overseeing my terms and conditions of employment. Notwithstanding the above, any matter concerning [Lessee]'s Confidential Information shall not be discussed with any [Lessor] representative until I first discuss the matter with the [Lessee HR Business Partner]. If the matter cannot be resolved with the [Lessee HR Business
Partner], I will bring this matter to [Lessee's Head of Human Resources]. Furthermore, I will cooperate with any governmental regulatory or self-regulatory agency that requests me to provide testimony or information regarding [Lessee]. If I am compelled to testify by a validly served subpoena in any legal proceeding or by regulatory authority, I will testify truthfully as to all matters concerning my work under this Agreement. I agree to disclose to [Warrior] and [Atlas] as soon as reasonably practical, all requests for information.



Dated:   ____________________

Signed: _______________________

                                                                    ATTACHMENT A


                          EMPLOYEE LEASING FEE ESTIMATE


                                    [To come]

                                    EXHIBIT E



               FORM OF TRADEMARK AND TRADE NAME LICENSE AGREEMENT


         THIS TRADEMARK AND TRADE NAME LICENSE AGREEMENT (this "Trademark and Trade Name License Agreement") is made and entered into this ___ day of September, 2005 (the "Effective Date"), by and between Union Bank of California, N.A., a national banking association ("Licensor") and Wachovia Bank, N.A., a national banking association ("Licensee") (each a "party" and, collectively, the "parties").

                               W I T N E S S E T H

         WHEREAS, Licensor is the owner of all rights, title and interest in the trademarks, service marks and trade names listed on EXHIBIT A attached hereto (collectively, the "Marks"); and

         WHEREAS, Licensor, Union Bank of California International and Union Bank of California Servicos Ltda. (collectively, the "Sellers"), on the one hand, and Licensee, on the other hand, have entered into that certain Purchase and Assumption Agreement, dated as of September __, 2005 (the "Purchase Agreement"), pursuant to which Sellers have agreed to sell certain of their assets to Licensee; and

         WHEREAS, in connection with the Purchase Agreement, Licensor has agreed to license the Marks to Licensee.

         NOW THEREFORE, in consideration of the above premises and the mutual covenants and undertakings contained herein and the entering into of the Purchase Agreement and Related Agreements, in reliance upon the representations, warranties, conditions and covenants contained therein, and upon the transactions contemplated thereby, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. DEFINITIONS.  Capitalized  terms  used  herein  and  not   otherwise
defined herein have the meanings given to them in the Purchase Agreement.

         2. GRANT. To the extent that, as of the Closing Date for a Business Unit, there exist purchase orders, invoices, brochures, labels, letterhead, shipping documents, signs (subject to Section 3 hereof), advertisements and promotional materials or other documents and materials that incorporate one or more of the Marks ("Existing Stock"), Licensor hereby grants to Licensee, effective as of such Closing Date, a non-exclusive, royalty-free, non-transferable, non-sublicensable (subject to Section 6 hereof), personal, limited license, until the earlier to occur of (a) the depletion of such items of Existing Stock or (b) 60 days following such Closing Date, to use such Marks on such Existing Stock solely in the manner as such Marks were used prior to such Closing Date; provided, that (1) Licensee places a stamp, mark or other notation on or includes an insert with all Existing Stock that identifies the Business as a business or division of Licensee (and not of Sellers) and (2) Licensee takes reasonably necessary steps to avoid any confusion that Licensee is acting for or on behalf of a business of Sellers or any of their Affiliates. Purchaser agrees not to alter, modify, edit or change the Marks as they appear on the Existing Stock in any manner without the prior written consent of Licensor, which consent Licensor may withhold in its sole and absolute discretion, except as expressly provided herein and as necessary to comply with its obligations hereunder. Notwithstanding anything to the contrary in this Trademark and Trade Name License Agreement, Licensee shall have the right to (i) keep records and other historical or archived documents and materials containing or referencing the Marks, and (ii) refer to the historical fact that the

Business was previously conducted under the Marks, provided that with respect to any such reference, Licensee shall not otherwise use the Marks and Licensee shall expressly state in writing the fact that the Business is no longer affiliated with Licensor.

         3. SIGNS. To the extent permitted by Applicable Law, Licensee may continue to use signs bearing the name "Union Bank of California" and the "Union Bank of California" logo which are owned or used by the Business on the Closing Date for a Business Unit until replaced. Licensee agrees to use its commercially reasonable efforts to replace such signs as soon as reasonably practicable and in any event within one (1) month after such Closing Date. Licensee further agrees that within five (5) Business Days of Licensor's request after such Closing Date, and for no longer than one (1) month after such Closing Date, Licensee will prominently display in the New Delhi, Chennai and Hanoi offices of the Business a notice provided to Licensee by Licensor that the Business is part of Licensee and not of Sellers.

         4. CONSIDERATION. This Trademark and Trade Name License Agreement is entered into in connection with the Purchase Agreement and no additional consideration is provided to Licensor hereunder.

         5. OWNERSHIP. Licensee recognizes and acknowledges that the Marks and all associated rights and goodwill are the exclusive property of Licensor and that all goodwill arising from the use of the Marks by Licensee shall inure to the benefit of Licensor. Licensee shall not register or use any trade or service mark confusingly similar to the Marks or take any action to dilute or otherwise detract from the value of the Marks.

         6. IRREPARABLE INJURY. Licensee acknowledges that a breach of this Trade Mark and Trade Name License Agreement may cause irreparable injury to Licensor, and Licensee hereby agrees that in addition to monetary damages therefor, Licensor shall be entitled to seek an injunction or other equitable remedy to prevent or limit such breach.

         7. TERM & TERMINATION. This Trade Mark and Trade Name License Agreement
(a) may be terminated at any time upon written notice by either party if the other party breaches a material provision or defaults in the performance of a material obligation under this Trade Mark and Trade Name License Agreement, and such breach or default is not cured within thirty (30) days after written notice of the breach or default is provided to the other party, and (b) shall automatically terminate upon the bankruptcy, liquidation (provided that liquidation shall not include a statutory merger), insolvency, or rehabilitation of either party. Upon termination, Licensee shall destroy and cease to use all unused Existing Stock in its possession or control and shall modify any electronic media of Licensee to eliminate use of the Marks within such media.

         8. REPRESENTATIONS AND WARRANTIES; DISCLAIMER.

                  8.1 Licensor represents and warrants as of the Effective Date that: (a) it owns all right and title to or has the right to use the Marks; (b) it has the right and authority to grant the license of the Marks to Licensee set forth above in Sections 2 and 3; (c) this Agreement does not violate any currently valid and binding Contracts between Licensor and third persons; and
(d) Licensee's use of the Marks as permitted hereunder will not infringe, violate or otherwise conflict with any Intellectual Property Rights, proprietary rights, or other rights held by any third person.

                  8.2 EXCEPT AS EXPRESSLY PROVDED HEREIN, LICENSOR (A) MAKES NO WARRANTIES OR REPRESENTATIONS, EXPRESS OR IMPLIED, (B) EXPRESSLY DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE, ACCURACY AND NONINFRINGEMENT, AND (C) EXPRESSLY DISCLAIMS ALL

WARRANTIES THAT MAY ARISE OUT OF COURSE OF DEALING, COURSE OF PERFORMANCE OR USAGE OF TRADE.

         9. MISCELLANEOUS.

                  9.1. NOTICES. Any notice, request or other communication to be given by either party hereunder shall be in writing and shall be delivered personally, sent by registered or certified mail, postage prepaid, by overnight courier with written confirmation of delivery or by facsimile transmission with written confirmation of error-free transmission. Any such notice shall be deemed given when so delivered personally or sent by facsimile transmission (and immediately after transmission confirmed by telephone), if mailed, on the date shown on the receipt therefor, or if sent by overnight courier, on the date shown on the written confirmation of delivery. Such notices shall be given to the following address:

                  To Licensor:      Union Bank of California, N.A.

                                    400 California Street

                                    San Francisco, CA 94104

                                    Attention:  David W. Dobon

                                    Telephone No.: (415) 765-2849

                                    Fax Number:  (415) 765-2950

                  With a copy to:   Union Bank of California, N.A.

                                    Legal Division

                                    400 California Street

                                    San Francisco, CA 94104

                                    Attention:  Morris W. Hirsch

                                    Telephone No.:  (415) 765-3874

                                    Fax Number:  (415) 765-3391

         To Licensee:               Wachovia Bank, National Association

                                    1339 Chestnut Street

                                    Philadelphia, PA  19107

                                    Telephone No.: 267-321-6353.

                                    Fax Number: 267-321-6603
                                    Attention:  Michael Heavener, Executive Vice
                                    President

                                    Telephone No: (267) 321-6353
                                    Fax Number: (267) 321-6603


         With a copy to:            Wachovia Corporation
                                    301 South College Street
                                    Charlotte, North Carolina 28288-0630
                                    Attention:  Anthony  Augliera,  Senior  Vice
                                    President

                                    Telephone No: (704) 383-4901
                                    Fax Number: (704) 715-4496

                  9.2 SOLE  AGREEMENT.  This  Trademark  and Trade Name  License
Agreement may not be amended or modified in any respect whatsoever except by instrument in writing signed by the parties hereto or, in the case of a waiver, by the party against whom the waiver is to be effective. No delay on the part of any party in exercising any right, power, remedy or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power, remedy or privilege, nor any single or partial exercise of any such right, power, remedy or privilege, preclude any further exercise thereof or the exercise of any other such right, remedy, power or privilege. This Trademark and Trade Name License Agreement, the Purchase Agreement, the Related Agreements, and other documents delivered pursuant hereto and thereto, together with the provisions of the Non-Disclosure Agreement that survive after the date of the Purchase Agreement pursuant to the terms of the Purchase Agreement, constitute the entire agreement between the parties hereto with respect to the subject matter hereof and thereof and supersede all prior negotiations, discussions, writings and agreements between them with respect thereto.

                  9.3 SUCCESSORS AND ASSIGNS. This Trademark and Trade Name License Agreement shall be binding upon and inure to the benefit of Licensee and Licensor and their respective permitted successors and assigns; provided, however, that neither Licensee nor Licensor may transfer or assign any of their respective rights or obligations hereunder, in whole or in part, without the prior written consent of the other party (except, in the case of Licensee, to a subsidiary of Licensee provided that Licensee remains fully liable as a principal for the performance of its obligations hereunder), and any such transfer or assignment without said consent shall be void, ab initio.

                  9.4      INTERPRETATION.

                           9.4.1    In  this  Trademark  and Trade Name  License
Agreement,  except as context  may otherwise require, references:

                           (a) to the Sections or Exhibit are to the Section of or Exhibit to this Trademark and Trade Name License Agreement;

                           (b) to this Trademark and Trade Name License Agreement are to this Trademark and Trade Name License Agreement, and the Exhibit to it, taken as a whole;

                           (c) to this Trademark and Trade Name License Agreement, are to this Trademark and Trade Name License Agreement as amended, modified, supplemented, restated or replaced from time to time (to the extent permitted by the terms hereof); and

                           (d) to the "transactions contemplated hereby" includes the transactions provided for in this Trademark and Trade Name License Agreement.

                           9.4.2  The  article  and  section  headings  are  for
reference purposes only and do not limit or otherwise affect any of the substance of this Trademark and Trade Name License Agreement.

                           9.4.3 The words "include,"  "includes" or "including"
are to be deemed followed by the words "without limitation."

                           9.4.4 The words  "herein",  "hereof" or  "hereunder",
and similar terms are to be deemed to refer to this Trademark and Trade Name License Agreement as a whole and not to any specific Section.

                           9.4.5 This Trademark and Trade Name License Agreement
is the product of negotiation by the parties, having the assistance of counsel and other advisers. The parties intend that this Trademark and Trade Name License Agreement not be construed more strictly with regard to one party than with regard to the other.

                           9.4.6 No provision of this  Trademark  and Trade Name
License Agreement is to be construed to require, directly or indirectly, any Person to take any action, or omit to take any action, to the extent such action or omission would violate any Legal Requirement.

                  9.5 GOVERNING LAW AND JURISDICTION. This Trademark and Trade Name License Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to Contracts entered into therein, without reference to principles of choice of law or conflicts of laws. Licensee and Licensor each hereby irrevocably and unconditionally submit to the exclusive jurisdiction of any State or Federal Court sitting in San Francisco County, State of California, over any suit, action or proceeding arising out of or relating to this Trademark and Trade Name License Agreement. Licensee and Licensor each hereby agree that service of any process, summons, notice or document by U.S. registered mail addressed to such party shall be effective service of process for any action, suit or proceeding brought against such party in such court. Licensee and Licensor each hereby irrevocably and unconditionally waive any objection to the laying of venue of any such suit, action or proceeding brought in any such court and any claim that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Licensee and Licensor each agree that final judgment in any such action, suit or proceeding brought in any such court shall be conclusive and binding upon such party and may be enforced in any other courts to whose jurisdiction such party may be subject, by suit upon such judgment.

                  9.6 NO THIRD PARTY BENEFICIARIES. Except as otherwise expressly set forth in Article X of the Purchase Agreement, nothing in this Trademark and Trade Name License Agreement is intended or shall be construed to give any Person, other than the parties hereto, any legal or equitable right, remedy or claim under or in respect of this Trademark and Trade Name License Agreement or any provision contained herein. For the avoidance of doubt, nothing in this Trademark and Trade Name License Agreement shall be construed to give any customer or Business Employee any legal or equitable right, remedy or claim under or in respect of this Trademark and Trade Name License Agreement of any provision contained herein.

                  9.7 COUNTERPARTS. This Trademark and Trade Name License Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto. Each counterpart may be delivered by facsimile transmission, which transmission shall be deemed delivery of an originally executed document.

                  9.8 SEVERABILITY. Any term or provision of this Trademark and Trade Name License Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Trademark and Trade Name License Agreement or affecting the validity or enforceability of any of the terms or provisions of this Trademark and Trade Name License Agreement in any other jurisdiction, so long as the economic or legal substance of the transactions contemplated hereby and by the Purchase Agreement and Related Agreements is not affected in any material respect adversely to any party. If any provision of this Trademark and Trade Name License Agreement is so broad as to be unenforceable, that provision shall be interpreted to be only so broad as is enforceable.

                  9.10 EXHIBIT. The exhibit to this Trademark and Trade Name License Agreement is incorporated herein and, by this reference, made a part hereof as if fully set forth at length herein.

                  9.11 SURVIVAL. Sections 5, 6, 8 and 9 of this Trademark and Trade Name License Agreement shall survive the termination of this Trademark and Trade Name License Agreement for any reason.

                  9.13 SUPREMACY. In the event of a conflict between the provisions of this Trademark and Trade Name License Agreement and the Purchase Agreement, the provisions of this Trademark and Trade Name License Agreement shall control.




            [The remainder of this page is intentionally left blank]

IN WITNESS WHEREOF, the parties have executed this Trademark and Trade Name License Agreement as of the date first above written.





Licensor:                                    Licensee:



UNION BANK OF CALIFORNIA, N.A.               WACHOVIA BANK, N.A.





By:                                          By:
   _____________________________________        ________________________________

Name:                                        Name:
   _____________________________________        ________________________________

Title:                                       Title:
   _____________________________________        ________________________________

                                                                    ATTACHMENT A


                                    Exhibit A



                                      MARKS





UnionBanCal Corporation



Union Bank



Union Bank of California



"Union Bank of California" logo



Union Bank of California International



UBOC



UBOCI